                                             August 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds


Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds

Dependable, tax-free income to help you keep more of what you earn.

[PHOTO APPEARS HERE]

Connecticut

Massachusetts

Massachusetts Insured


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                     A Premier Adviser/SM/ for Income Investing

    Contents
 1  Dear Shareholder
 3  From the Portfolio Manager's Perspective
 6  Nuveen Flagship Connecticut Municipal Bond
    Fund Spotlight
 7  From the Portfolio Manager's Perspective
10  Nuveen Massachusetts Municipal Bond Fund Spotlight
11  Nuveen Massachusetts Insured Municipal
    Bond Fund Spotlight
12  Portfolio of Investments
26  Statement of Net Assets
27  Statement of Operations
28  Statement of Changes in Net Assets
29  Notes to Financial Statements
33  Financial Highlights
36  Building a Better Portfolio
37  Fund Information

DEAR

Shareholder

At this writing, we're just months away from the much-talked-about millennium. Besides trying to decide where we want to be when the clock strikes midnight, this whole event puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we thought we would have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium. Briefly, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. We expect January 3, 2000, the first business day of the year, to be "business as usual."

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to ensure that the financial industry makes a smooth transition. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     While we cannot anticipate all possibilities, our systems are in place, and we look forward to helping you achieve your financial goals in the new millennium.

I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during the past 12 months, September 1, 1998, through August 31, 1999.


[PHOTO OF TIMOTHY R.
SCHWERTFEGER]

Timothy R. Schwertfeger
Chairman of the Board

                                "All efforts to
                               safeguard critical
                               systems are right
                                  on schedule
                                  at Nuveen."


                                                       SEMIANNUAL REPORT  page 1

"Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."

   Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

   Concerns, however, about the continued pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

   We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

   . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

   . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

   In an effort to pre-empt this inflation threat, the Federal Reserve has twice moved to raise the federal funds rate by a quarter-point -- to 5.25% -- since the end of June. And in its October meeting, the group adopted a bias to tighten, although it took no action at that time. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.

   At the end of August 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93.1%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds-- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

   For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from the internet at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

   Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining the internet that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
October 18, 1999


SEMIANNUAL REPORT  page 2

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen Flagship Connecticut Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services (NIAS), a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the one-year period ended August 31, 1999, James Lumberg, director of income funds at Nuveen, spoke with Portfolio Manager Paul Brennan of NIAS.

JIM   We've been enjoying a healthy stock market for quite some time. How does the success and growth of the firms that make Wall Street run, that is, the investment firms, the brokerage houses and all their supporting industries, affect nearby Connecticut's economy?

PAUL A considerable percentage of Connecticut's population commutes to New York City, which has benefited greatly from the success of the financial services industry of Wall Street. That's one reason why Connecticut is a very wealthy state, with per capita income at 142% of the national average. The state's unemployment rate is just 2.6%, compared to 4.2% nationwide.
      Connecticut's economy continues to diversify. Its fastest growing industries include financial services, gaming and health care, in addition to manufacturing and defense-related industries.

JIM   We've recently seen interest rates begin to inch up, after a few years of watching interest rates move lower. How has this shift affected the Connecticut municipal bond market?

PAUL Typically, in a rising interest rate environment, municipalities are reluctant to issue long-term debt and pay the higher interest costs. In addition, refunding activity of older debt is lower in a rising interest rate environment. Consequently, as of August 31, 1999, Connecticut municipal bond issuance was down 5% year-to-date compared with last year, but the decline was not nearly as large as that of the national municipal bond market, which was down 23% for the same period.

JIM   Why is Connecticut's relatively quiet bond market an advantage for Nuveen investors?

PAUL Unlike New York, Connecticut bond issuance is light and sporadic. It's a very affluent state with healthy tax revenues and relatively few financing needs. Rather than active trading in the "secondary" market, most of the trading activity takes place around the time of a new issuance, so there are peaks and valleys of activity in the market. Nuveen has an advantage in markets where there is a lower supply of bonds. Because of our larger market presence, we are in the market frequently, and we have a large network of contacts in the bond dealer community.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/SM/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/SM/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:
 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship Connecticut Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended August 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                       SEMIANNUAL REPORT  page 3

"The rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability."

JIM    So, how did you manage the fund during the period, given the rising interest rate environment and the relative low supply level of bonds?

PAUL   To reduce interest-rate risk -- that is, the risk that bond prices will fall in a rising interest rate environment -- we kept the fund's average "duration" shorter than normal. By doing so, the portfolio was less sensitive to rising interest rates.

       The rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

       Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset any current gains, or be carried forward for up to eight years to offset future gains.

JIM    How did the low supply of bonds in Connecticut affect how you managed the fund?

PAUL   The low level of Connecticut supply typically requires us to purchase
Puerto Rico bonds, which are also exempt from federal, state and local taxes in Connecticut. Because of the tax advantage, Puerto Rico bonds are extremely liquid and in demand. True, the Puerto Rico general obligation debt is only rated A by Moody's Investors Service and BBB by Standard & Poor's Corp., but many bonds issued in Puerto Rico are insured and thus AAA rated.

       Our management team selects extremely liquid and actively traded Puerto Rico bonds that can be sold when attractive opportunities in the Connecticut market reappear. We took advantage of this in the third quarter of 1999, as we saw some pickup in the state's new issue market.

JIM    Tell us about some of those opportunities.

PAUL   At the high end of the credit spectrum, the fund purchased insured AAA bonds issued by Fairfield University and Bushnell Memorial Hall, a performing arts center in Hartford. Founded in 1930, the Bushnell is a performing arts center that attracts more than 400,000 people annually. This purchase and others like it improve the diversification of the fund's Connecticut holdings.

       We also purchased healthcare bonds that offer higher yields relative to other sectors because, as an industry, health care has experienced difficulties. Nuveen's research capabilities really give us an advantage. Our research analysts are able to search out good bonds that get unfairly lumped in with a troubled sector.


NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND


Top Five Sectors

  Education and Civic Organizations  16%
  Tax Obligation (Limited)           15%
  Health Care                        13%
  U.S. Guaranteed                    12%
  Utilities                          11%

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]
AAA/U.S. Guaranteed  52%
AA                   23%
A                    14%
BBB/NR               11%

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.


SEMIANNUAL REPORT  page 4

          At August 31, 1999, Nuveen Flagship Connecticut Municipal Bond Fund's credit breakdown was as shown on the previous page.

JIM       How did the fund perform for the one-year period ended August 31,
1999?

PAUL      While there are long-term positive implications for how we've positioned the fund in this interest-rising environment, in the shorter-term, the one-year period, Nuveen Flagship Connecticut Municipal Bond Fund reported a loss of 0.36% for the period, measured as total return on net asset value. Comparatively, the Lipper Connecticut Municipal Bond Fund category reported an average loss of 0.52%.*

          For the five- and 10-year periods, the Nuveen fund returned 5.85% and 6.65%, compared to the Lipper category average of 5.56% and 6.63%, respectively.

          Nuveen Flagship Connecticut Municipal Bond Fund shareholders in the 34% combined federal and state income tax bracket would have had to earn 2.20% on a taxable investment to have the one-year total return be equivalent to their fund's tax-exempt total return.**

          As of August 31, 1999, the fund's SEC 30-day yield was 4.45%. For investors in the combined 34% federal and state income tax bracket, that is equivalent to a yield of 6.74% on a taxable investment.

JIM       What is your outlook for Nuveen Flagship Connecticut Municipal
Bond Fund?

PAUL      We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes.

          We believe that the market will continue to be characterized by light supply and a limited breadth of offerings. As I previously mentioned, Nuveen has an advantage as our size gives us access to what little new supply becomes available. Using Nuveen research, we will continue to look for attractively priced bonds offering higher yields.

          In a high tax state such as Connecticut, we believe that municipal bond funds represent a very attractive option for investors searching for current income exempt from federal and local income taxes. In other words, for investors wanting to keep more of what they earn.


* The Lipper Peer Group returns represent the average annualized total return of the 28 funds in the Lipper Connecticut Municipal Debt Category for the one-year period ended August 31, 1999, and 16 and 4 funds for the five-year and 10-year periods, respectively. The returns assume reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

                                                       SEMIANNUAL REPORT  page 5

NUVEEN FLAGSHIP CONNECTICUT MUNICIPAL BOND FUND

Fund Spotlight as of August 31, 1999


Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV)   The per-share value of a mutual fund, found by
subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield   A standardized calculation that the Securities and Exchange
Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield   The yield that would have to be earned on a security
to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield   A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

Quick Facts

                    A Shares      B Shares      C Shares      R Shares
NAV                   $10.36        $10.34        $10.34        $10.39
----------------------------------------------------------------------
Fund Symbol            FCTTX           N/A         FCTCX           N/A
----------------------------------------------------------------------
CUSIP              67065N886     67065N878     67065N860     67065N852
----------------------------------------------------------------------
Inception Date          7/87          2/97         10/93          2/97
----------------------------------------------------------------------


Total Returns (Annualized)/1/
                       A Shares        B Shares    C Shares    R Shares
                   NAV       Offer        NAV         NAV         NAV
1-Year             -0.36%   -4.56%      -0.99%      -0.82%      -0.05%
-----------------------------------------------------------------------
1-Year TER*         2.20%   -2.11%       1.19%       1.45%       2.62%
-----------------------------------------------------------------------
5-Year              5.85%    4.93%       5.14%       5.27%       6.02%
-----------------------------------------------------------------------
5-Year TER*         8.66%    7.73%       7.61%       7.80%       8.89%
-----------------------------------------------------------------------
10-Year             6.65%    6.19%       6.15%       6.05%       6.73%
-----------------------------------------------------------------------
10-Year TER*        9.69%    9.22%       8.95%       8.79%       9.80%
-----------------------------------------------------------------------


+ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a combined federal and state tax rate of 34%.)



Tax-Free Yields


           Tax-Free Yields
                               A Shares      B Shares   C Shares   R Shares
                             NAV    Offer       NAV        NAV        NAV
Distribution Rate           5.10%   4.88%      4.35%      4.53%      5.31%
---------------------------------------------------------------------------
SEC 30-Day Yield            4.45%   4.26%      3.70%      3.90%      4.65%
---------------------------------------------------------------------------
Taxable Equivalent Yield    6.74%   6.45%      5.61%      5.91%      7.05%


Morningstar Rating/TM/ ++
****
Overall rating among 1,591
municipal bond funds as
of 8/31/99

Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]

 9/98         .0445
10/98         .0445
11/98         .0445
12/98         .0445
 1/99         .0440
 2/99         .0440
 3/99         .0440
 4/99         .0440
 5/99         .0440
 6/99         .0440
 7/99         .0440
 8/99         .0440

Portfolio Statistics

Total Net Assets       $242.3 million
Average Effective
Maturity                  18.44 years
Average Duration                 7.29


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 8/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four, four and three stars for the three, five- and 10-year periods, respectively. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars and the next 35% receive three stars. The fund was rated among 1,591 funds for the overall and three-year period, 1,210 for the five-year period and 372 for the 10-year period.

SEMIANNUAL REPORT  page 6

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective

Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services (NIAS), a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the one-year period ended August 31, 1999, James Lumberg, director of income funds at Nuveen, spoke with Portfolio Manager Tom Futrell of NIAS.

We'd like to point out to shareholders of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund that they received an increase in their monthly tax-free dividend, which became effective with the August 9th declaration paid September 1st. The dividend increase, which amounts to about $0.0005 per share, reflects an increase in the fund's net income, a result of the portfolio manager's ability to identify yield-enhancing opportunities in the current market environment.

                                        -- James Lumberg, director, income funds


JIM    Massachusetts has so many great colleges and universities. In this increasingly technology-dominated society, how has all this brainpower affected the state's economy?

TOM    You're absolutely right about the state's excellent educational system.
That's definitely a draw to high-tech firms looking for highly educated employees. As a result, the state has experienced strong growth in technology-related industries that offer high-paying employment. Massachusetts is uniquely capable of attracting and maintaining those kinds of jobs, because its population has a much higher average level of education than most other states. The state's unemployment rate is only 3.2%.

JIM    There certainly seems to be a lot of construction going on in Boston these days. How is that construction being financed?

TOM    There continues to be major capital investments in the state, particularly in the Boston area. Examples include:

   . the multi-billion dollar Central Artery Project that is designed to alleviate downtown traffic problems;
   .  the Boston Harbor cleanup project;
   . improvements at the international terminal at Logan Airport designed to expand capacity.

     In addition, a $1 billion development is being planned for the Boston Pier area that would include offices, hotels, and condominiums on the city's waterfront. All of these activities bring jobs and money into the economy, as well as new municipal bond supply.
     Because of the sheer size of many of these issues, Massachusetts has sought municipal bond buyers nationally. To attract investors from states that do not have an income tax, many of these large issues have been offered at lower prices and higher yields than otherwise would be the case. Because these out-of-state investors cannot benefit from the state tax deduction, the issuers need to offer more attractive prices and higher yields.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/SM/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/SM/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:
 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended August 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                       SEMIANNUAL REPORT  page 7

"We were able to leverage Nuveen's broad network of dealer relationships to identify bonds that offered incremental yield..."

These bonds are, of course, available to Massachusetts investors such as Nuveen, which means that Nuveen investors receive higher yields as well as the federal and state tax exemption.

JIM    What other bonds did you find attractive during the period?

TOM    In Nuveen Massachusetts Insured Municipal Bond Fund, we were very selective in our purchases because many of the bonds coming to market during the period did not offer yields or structural features that we believe improved on existing holdings.
       However, we were able to leverage Nuveen's broad network of dealer relationships to identify bonds that offered incremental yield, such as insured Massachusetts Health and Education Authority Bonds for Northeastern University due in 2022.

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed                     30%
  Health Care                         12%
  Education and Civic Organizations   11%
  Housing (Multifamily)               11%
  Long-Term Care                      10%

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND

Top Five Sectors

  U.S. Guaranteed                      21%
  Tax Obligation (General)             21%
  Education and Civic Organizations    20%
  Health Care                          14%
  Housing (Multifamily)                 9%

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.


       For Nuveen Massachusetts Municipal Bond Fund, we purchased Massachusetts Development Finance Authority Bonds for Curry College. Located in Milton, this small liberal arts college is experiencing enrollment growth from traditional students as well as adult learners.
       The bonds are insured by American Capital Access, a relatively new municipal bond insurer, which provides an A rather than the traditional AAA rating. The bonds offered an attractive yield over 30 years.
       At August 31, 1999, Nuveen Massachusetts Municipal Bond Fund's credit breakdown was as shown to the right.
    Because it is insured, Nuveen Massachusetts Insured Municipal Bond Fund carries a AAA credit rating.

NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed   62%
AA                    12%
A                     12%
BBB/NR                14%

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.


JIM    We've recently seen interest rates begin to inch up after a few years of watching interest rates move lower. How has this shift affected the Massachusetts municipal bond market?

TOM    Typically, in a rising interest rate environment, municipalities are reluctant to issue long-term debt and pay the higher interest costs. In addition, refunding activity of older debt is lower in a rising interest rate environment. Consequently, as of August 31, 1999, Massachusetts municipal bond issuance was down 26% year-to-date compared with last year, which mirrored the national trend. Despite the drop off, Massachusetts remains one of the nation's highest issuance states.


SEMIANNUAL REPORT  page 8

JIM    In this rising interest rate environment, how did you manage the funds?

TOM    In both funds, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening each fund's dividend-paying capability.

       Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the fiscal period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset any current gains, or be carried forward for up to eight years to offset future gains.

JIM    How did the funds perform for the one-year period ended August 31, 1999?

TOM    While there are long-term positive implications for how we've positioned the funds in this interest-rising environment, in the shorter-term, the one-year period, Nuveen Massachusetts Municipal Bond Fund reported a loss on net asset value of 0.53%. The Lipper Massachusetts Municipal Bond Fund category reported an average loss of 1.53%.*
       Nuveen Massachusetts Municipal Bond Fund shareholders in the 35% combined federal and state income tax bracket would have had to earn a total return of 2.14% on a taxable investment to equal the fund's one-year tax-free return.**
       As of August 31, 1999, the fund's SEC 30-day yield was 4.32%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.65% on a taxable investment.
       Nuveen Massachusetts Insured Municipal Bond Fund reported a loss of 0.64% for the one-year period. Comparatively, the funds in the Lipper Massachusetts Municipal Bond Fund category returned an average 1.53% loss for the one-year period.*
       Nuveen Massachusetts Insured Municipal Bond Fund shareholders in the 35% combined federal and state income tax bracket would have had to earn 1.94% on a taxable investment for it to be equivalent to the fund's one-year tax-free return.**

       As of August 31, 1999, the fund's SEC 30-day yield was 3.99%. For investors in the combined 35% federal and state income tax bracket, that is equivalent to a yield of 6.14% on a taxable investment.

JIM    What is your outlook and strategy for Nuveen Massachusetts Municipal Bond
Fund and Nuveen Massachusetts Insured Municipal Bond Fund?

TOM    We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes.
       Working with our Nuveen research team members, we will continue to look for attractively priced bonds offering higher yields. We continue to search for bonds in a variety of sectors, including education, health care, housing, and utilities, as well as general obligation debt where we can improve the fund's call protection and dividend distribution.

          In a high-tax state such as Massachusetts, we believe that municipal bond funds represent a very attractive option for investors searching for current income exempt from federal and local income taxes. In other words, for investors wanting to keep more of what they earn.

* The Lipper Peer Group returns represent the average annualized total return of the 55 funds in the Lipper Massachusetts Municipal Debt Category for the one-year period ended August 31, 1999. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.

                                                       SEMIANNUAL REPORT  page 9

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


NUVEEN MASSACHUSETTS MUNICIPAL BOND FUND
Fund Spotlight as of August 31, 1999

Quick Facts


                      A Shares    B Shares    C Shares    R Shares
NAV                     $9.60       $9.62       $9.55       $9.58
------------------------------------------------------------------
Fund Symbol              NMAAX         N/A       NMACX       NBMAX
------------------------------------------------------------------
CUSIP                67065N845   67065N837   67065N829   67065N811
------------------------------------------------------------------
Inception Date            9/94        3/97       10/94       12/86
------------------------------------------------------------------


Total Returns (Annualized)+


                        A Shares         B Shares    C Shares    R Shares
                      NAV     Offer         NAV         NAV         NAV
1-Year              -0.53%     -4.67%      -1.24%      -0.97%      -0.25%
--------------------------------------------------------------------------
1-Year TER*          2.14%     -2.10%       1.03%       1.42%       2.53%
--------------------------------------------------------------------------
5-Year               5.48%      4.57%       4.72%       4.78%       5.67%
--------------------------------------------------------------------------
5-Year TER*          8.34%      7.41%       7.18%       7.33%       8.67%
--------------------------------------------------------------------------
10-Year              6.54%      6.08%       5.94%       5.79%       6.77%
--------------------------------------------------------------------------
10-Year TER*         9.60%      9.13%       8.68%       8.48%       9.97%
--------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a combined federal and state tax rate of 35%.)


Tax-Free Yields



                               A Shares        B Shares   C Shares   R Shares
                             NAV     Offer        NAV        NAV        NAV
Distribution Rate           5.13%      4.91%      4.37%      4.59%      5.32%
------------------------------------------------------------------------------
SEC 30-Day Yield            4.32%      4.13%      3.57%      3.76%      4.52%
------------------------------------------------------------------------------
Taxable Equivalent Yield    6.65%      6.35%      5.49%      5.78%      6.95%
------------------------------------------------------------------------------

Monthly Tax-Free Dividends (Class A Shares)/./

[BAR CHART APPEARS HERE]

 9/98         .0420
10/98         .0420
11/98         .0420
12/98         .0420
 1/99         .0405
 2/99         .0405
 3/99         .0405
 4/99         .0405
 5/99         .0405
 6/99         .0405
 7/99         .0405
 8/99         .0410

Morningstar Rating/TM/ ++
****
Overall rating among 1,591
municipal bond funds as
of 8/31/99


Portfolio Statistics

Total Net Assets             $97 million
----------------------------------------
Average Effective
Maturity                     17.13 years
----------------------------------------
Average Duration                    6.66
----------------------------------------


/./ The fund also paid shareholders net ordinary income distributions in November of $0.0017 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A Shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 8/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Class A Shares of the fund received four stars for the three-year period. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,591 funds overall and for the three-year period.


SEMIANNUAL REPORT page 10

NUVEEN MASSACHUSETTS INSURED MUNICIPAL BOND FUND
Fund Spotlight as of August 31, 1999


Quick Facts

                       A Shares    B Shares    C Shares    R Shares
NAV                      $10.07      $10.07      $10.05      $10.08
-------------------------------------------------------------------
Fund Symbol               NMAIX         N/A       NMAKX       NIMAX
-------------------------------------------------------------------
CUSIP                 67065N795   67065N787   67065N779   67065N761
-------------------------------------------------------------------
Inception Date             9/94        3/97        9/94       12/86
-------------------------------------------------------------------


Total Returns (Annualized)+


                       A Shares          B Shares    C Shares    R Shares
                     NAV       Offer        NAV         NAV         NAV
1-Year             -0.64%     -4.85%      -1.47%      -1.12%      -0.47%
-------------------------------------------------------------------------
1-Year TER*         1.94%     -2.37%       0.70%       1.16%       2.21%
-------------------------------------------------------------------------
5-Year              5.19%      4.29%       4.44%       4.52%       5.44%
-------------------------------------------------------------------------
5-Year TER*         7.93%      7.01%       6.78%       6.93%       8.31%
-------------------------------------------------------------------------
10-Year             6.32%      5.87%       5.74%       5.59%       6.58%
-------------------------------------------------------------------------
10-Year TER*        9.21%      8.75%       8.31%       8.10%       9.60%
-------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a combined federal and state tax rate of 35%.)


Tax-Free Yields



                               A Shares       B Shares   C Shares   R Shares
                             NAV     Offer       NAV        NAV        NAV
Distribution Rate           5.00%      4.80%      4.23%      4.42%      5.18%
-----------------------------------------------------------------------------
SEC 30-Day Yield            3.99%      3.82%      3.24%      3.44%      4.19%
-----------------------------------------------------------------------------
Taxable Equivalent Yield    6.14%      5.88%      4.98%      5.29%      6.45%
-----------------------------------------------------------------------------

Monthly Tax-Free Dividends (Class A Shares)/[ ]/

[BAR CHART APPEARS HERE]

 9/98         .0425
10/98         .0415
11/98         .0415
12/98         .0415
 1/99         .0415
 2/99         .0415
 3/99         .0415
 4/99         .0415
 5/99         .0415
 6/99         .0415
 7/99         .0415
 8/99         .0420


Portfolio Statistics

Total Net Assets      $69.5 million
-----------------------------------
Average Effective
Maturity                17.83 years
-----------------------------------
Average Duration               6.71
-----------------------------------


[ ] The fund also paid shareholders capital gain distributions in November of $0.009 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


                                                      SEMIANNUAL REPORT  page 11

                Portfolio of Investments (Unaudited)
                Nuveen Flagship Connecticut Municipal Bond Fund
                August 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials -- 0.4%

$ 1,000,000    Town of Sprague, Connecticut, Environmental Improvement Revenue              10/07 at 102          A3   $    962,310
                 Bonds, 1997 Series A (International Paper Company Project),
                 5.700%, 10/01/21 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 16.5%

               State of Connecticut Health and Educational Facilities Authority,
                 Revenue Bonds, Greenwich Academy Issue, Series A:

  1,000,000    5.700%, 3/01/16                                                               3/06 at 101         AAA      1,020,300
  2,000,000    5.750%, 3/01/26                                                               3/06 at 101         AAA      2,016,700

  1,000,000    State of Connecticut Health and Educational Facilities Authority,             5/02 at 102         AAA      1,010,460
                 Revenue Bonds, Yale University, 5.929%, 6/10/30

  4,000,000    State of Connecticut Health and Educational Facilities Authority,             7/04 at 102         AAA      4,357,440
                 Revenue Bonds, Trinity College Issue, Series D, 6.125%, 7/01/24

               Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
                 (Family Education Loan Program), 1991 Series A:
    370,000      7.000%, 11/15/05 (Alternative Minimum Tax)                                 11/01 at 102           A        387,927
  3,515,000      7.200%, 11/15/10 (Alternative Minimum Tax)                                 11/01 at 102           A      3,686,391

               Connecticut Higher Education Supplemental Loan Authority, Revenue Bonds
                 (Family Education Loan Program), 1996 Series A:
  1,575,000    6.300%, 11/15/10 (Alternative Minimum Tax)                                   11/04 at 102          A1      1,667,390
  1,195,000    6.350%, 11/15/11 (Alternative Minimum Tax)                                   11/04 at 102          A1      1,255,001

  4,400,000    State of Connecticut Health and Educational Facilities Authority,             7/08 at 101          AA      3,873,276
                 Revenue Bonds, Sacred Heart University Issue, Series E, 5.000%, 7/01/28

  2,875,000    State of Connecticut Health and Educational Facilities Authority,             7/03 at 102        BBB-      2,872,901
                 Revenue Bonds, Quinnipiac College Issue, Series D, 6.000%, 7/01/23

  2,000,000    State of Connecticut Health and Educational Facilities Authority,         7/04 at 101 1/2        AAA       2,036,660
                 Revenue Bonds, The Loomis Chaffee School Issue, Series B,
                 6.000%, 7/01/25

  2,000,000    State of Connecticut Health and Educational Facilities Authority,            No Opt. Call        AAA       1,996,060
                 Revenue Bonds, Trinity College Issue, Series F, 5.500%, 7/01/21

  2,500,000    State of Connecticut Health and Educational Facilities Authority,             7/05 at 101        AAA       2,426,450
                 Revenue Bonds, Kent School Issue, Series B, 5.400%, 7/01/23

  1,000,000    State of Connecticut Health and Educational Facilities Authority,            11/05 at 102        AAA         976,310
                 Revenue Bonds, Connecticut State University System Issue, Series A,
                 5.125%, 11/01/15

  1,600,000    State of Connecticut, Health and Educational Facilities Authority,            7/06 at 102        AAA       1,623,952
                 Revenue Bonds, Trinity College Issue, Series E, 5.875%, 7/01/26

  1,435,000    State of Connecticut Health and Educational Facilities Authority,             7/06 at 101        AAA       1,383,268
                 Revenue Bonds, The Loomis Chaffee School Issue, Series C,
                 5.500%, 7/01/26

  1,490,000    State of Connecticut Health and Educational Facilities Authority,             7/08 at 101         AA       1,340,970
                 Revenue Bonds, Canterbury School Issue, Series A, 5.000%, 7/01/18

  2,000,000    State of Connecticut Health and Educational Facilities Authority,             7/07 at 102        AAA       1,931,460
                 Revenue Bonds, Suffield Academy Issue, Series A, 5.400%, 7/01/27

  2,755,000    State of Connecticut Health and Educational Facilities Authority,             7/09 at 101        AAA       2,713,069
                 Revenue Bonds, Fairfield University, Series I, 5.500%, 7/01/29 (WI)

  1,250,000     State of Connecticut Health and Educational Facilities Authority,            7/09 at 101        Aaa       1,246,300
                 Revenue Bonds, The Horace Bushnell Memorial Hall Issue,
                 Series A, 5.625%, 7/01/29 (WI)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.4%

$ 2,600,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/00 at 102         AAA   $  2,708,212
                 Bonds, Bristol Hospital Issue, Series A, 7.000%, 7/01/20

  1,750,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/00 at 102         AAA      1,822,835
                 Bonds, Waterbury Hospital Issue, Series B, 7.000%, 7/01/20

    900,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/01 at 102         AAA        948,015
                 Bonds, Hospital of Raphael Issue, Series D, 6.625%, 7/01/14

  2,000,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/02 at 102         AAA      2,130,140
                 Bonds, Bridgeport Hospital Issue, Series A, 6.625%, 7/01/18

  4,200,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/04 at 102         AAA      4,264,176
                 Bonds, New Britain General Hospital Issue, Series B, 6.000%, 7/01/24

  2,755,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/09 at 101         Aaa      2,574,575
                 Bonds, Stamford Hospital Issue, Series G, 5.000%, 7/01/18

               State of Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Hospital for Special Care Issue, Series B:
  1,000,000      5.375%, 7/01/17                                                             7/07 at 102         BBB        905,630
  3,500,000      5.500%, 7/01/27                                                             7/07 at 102         BBB      3,109,260

  1,645,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/06 at 102         AAA      1,557,799
                 Bonds, Day Kimball Hospital Issue, Series A, 5.375%, 7/01/26

               State of Connecticut Health and Educational Facilities Authority, Revenue
               Bonds, Greenwich Hospital Issue, Series A:
  3,000,000      5.750%, 7/01/16                                                             7/06 at 102         AAA      3,029,730
  1,500,000      5.800%, 7/01/26                                                             7/06 at 102         AAA      1,496,820

  3,000,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/06 at 102         AAA      2,965,740
                 Bonds, Yale-New Haven Hospital Issue, Series H, 5.700%, 7/01/25

    320,000    State of Connecticut Health and Educational Facilities Authority, Revenue     1/01 at 102         AAA        336,864
                 Bonds, Capital Asset Issue, Series C, 7.000%, 1/01/20

  2,000,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/07 at 102         AAA      1,982,000
                 Bonds, The William W. Backus Hospital Issue, Series D, 5.750%, 7/01/27

  2,250,000    Connecticut Development Authority, Solid Waste Disposal Facilities            7/05 at 102         AAA      2,506,973
                 Revenue Bonds, Pfizer Inc. Project, 1994 Series, 7.000%, 7/01/25
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 0.6%

  1,500,000    New Britain Senior Citizens Housing Development Corporation, Mortgage         1/02 at 102         AAA      1,567,845
                 Revenue Refunding Bonds, Series 1992A (FHA - Insured Mortgage Loan -
                 Nathan Hale Apartments Section 8 Assisted Project), 6.875%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 9.8%

    615,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program      11/02 at 102          AA        643,142
                 Bonds, 1992 Series C2, 6.700%, 11/15/22 (Alternative Minimum Tax)

  1,250,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program       5/03 at 102          AA      1,304,650
                 Bonds, 1993 Series A, 6.200%, 5/15/14

  1,205,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program       5/08 at 101 1/2      AA      1,135,713
                 Bonds, 1997 Series D, Subseries D2, 5.450%, 11/15/24 (Alternative
                 Minimum Tax)

  2,750,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program       5/04 at 102          AA      2,808,768
                 Bonds, 1994 Series A, 6.100%, 5/15/17

  1,500,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program       5/05 at 102          AA      1,535,910
                 Bonds, 1995 Series A, Subseries A-1,  6.100%, 5/15/17

  7,545,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program      11/07 at 102          AA      7,471,210
                 Bonds, 1997 Series B, Subseries B-2, 5.850%, 11/15/28 (Alternative
                 Minimum Tax)

  1,000,000    Connecticut Housing Finance Authority, Housing Mortgage Finance Program      11/05 at 102          AA      1,037,910
                 Bonds, 1995 Series F, Subseries F-1, 6.000%, 5/15/17

             Portfolio of Investments (Unaudited)

             August 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
         Housing/Single Family (continued)
$ 1,500,000    Connecticut Housing Finance Authority, Housing Mortgage Finance               5/06 at 102          AA    $ 1,559,475
                 Program Bonds, 1996 Series B, Subseries B-1, 6.050%, 5/15/18

  4,720,000    Connecticut Housing Finance Authority, Housing Mortgage Finance              11/06 at 102          AA      4,815,816
                 Program Bonds, 1996 Subseries E-2, 6.150%, 11/15/27
                 (Alternative Minimum Tax)

  1,490,000    Connecticut Housing Finance Authority, Housing Mortgage Finance              11/06 at 102          AA      1,511,933
                 Program Bonds, 1997 Series F, Subseries F-2, 6.000%, 11/15/27
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 9.7%

  1,000,000    State of Connecticut Health and Educational Facilities                        8/08 at 102         AAA        911,240
                 Authority, Revenue Bonds, Hebrew Home and Hospital Issue,
                 Series B (FHA - Insured Mortgage), 5.200%, 8/01/38

  2,000,000    State of Connecticut Health and Educational Facilities                       11/04 at 102         AAA      2,273,740
                 Authority, Revenue Bonds, Nursing Home Program Issue, Series 1994,
                 AHF/Hartford, Inc. Project, 7.125%, 11/01/24

  7,000,000    Connecticut Development Authority, Health Care Project Refunding              9/02 at 102          A2      7,668,080
                 Bonds (Duncaster, Inc. Project), 1992 Series, 6.750%, 9/01/15

               Connecticut Development Authority, First Mortgage Gross Revenue Health Care
               Project Refunding Bonds (Church Homes, Inc., Congregational Avery Heights
               Project), 1997 Series:
  1,700,000    5.700%, 4/01/12                                                               4/07 at 102         BBB      1,619,250
  2,610,000    5.800%, 4/01/21                                                               4/07 at 102         BBB      2,448,232
  1,875,000    Connecticut Development Authority, First Mortgage Gross Revenue              12/06 at 103        BBB+      1,720,069
                 Health Care Project Refunding Bonds, Series 1998A (The Elim Park Baptist
                 Home, Inc. Project), 5.375%, 12/01/18

               Connecticut Development Authority, Revenue Refunding Bonds (Duncaster Inc.
               Project), Series 1999A:
  2,200,000    5.250%, 8/01/19                                                               2/10 at 102          AA      2,061,774
  3,910,000    5.375%, 8/01/24                                                               2/10 at 102          AA      3,689,750

               City of New Haven, Connecticut, Facility Revenue Bonds (Easter
               Seal Goodwill Industries Rehabilitation Center Project), 1991 Series:
    280,000    8.500%, 4/01/01                                                              No Opt. Call         N/R        269,480
    995,000    8.875%, 4/01/16                                                               4/01 at 102         N/R        900,953
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 9.5%

  3,000,000    City of Bridgeport, Connecticut, General Obligation Bonds, 1997               3/07 at 101         AAA      2,921,340
                 Series A, 5.250%, 3/01/17

    325,000    Town of Canterbury, Connecticut, General Obligation Bonds,                   No Opt. Call          A3        378,544
                 7.200%, 5/01/09

  2,800,000    State of Connecticut, General Obligation Capital Appreciation                No Opt. Call          AA      1,472,240
                 Bonds (College Savings Plan), 1991 Series B, 0.000%, 12/15/11

  1,000,000    State of Connecticut, General Obligation Capital Appreciation                No Opt. Call          AA        612,800
                 Bonds (College Savings Plan), 1990 Series A, 0.000%, 5/15/09

  3,000,000    State of Connecticut, General Obligation Capital Appreciation                No Opt. Call          AA      1,619,220
                 Bonds (College Savings Plan), 1993 Series A, 0.000%, 6/15/11

               Town of Glastonbury, Connecticut, General Obligation Bonds, Issue of 1988:
    200,000    7.200%, 8/15/06                                                              No Opt. Call         Aa1        230,148
    200,000    7.200%, 8/15/07                                                              No Opt. Call         Aa1        232,302
    200,000    7.200%, 8/15/08                                                              No Opt. Call         Aa1        234,142

               Town of Griswold, Connecticut, General Obligation Bonds, Issue of 1989:
    200,000    7.500%, 4/01/02                                                              No Opt. Call         AAA        215,658
    200,000    7.500%, 4/01/03                                                              No Opt. Call         AAA        220,580
    200,000    7.500%, 4/01/04                                                              No Opt. Call         AAA        224,810
    150,000    7.500%, 4/01/05                                                              No Opt. Call         AAA        171,237

    340,000   City of Middletown, Connecticut, General Obligation Bonds,                    No Opt. Call          AA        383,625
                6.900%, 4/15/06

  1,250,000    City of New Haven, Connecticut, General Obligation Bonds, Series              2/05 at 102         AAA      1,278,450
                 1995, 5.750%, 2/15/14

               City of New London, Connecticut, General Obligation Bonds, Water Department
               Revenue Bonds, Series 20:
    120,000    7.300%, 12/01/05                                                             No Opt. Call          A+        137,477
    100,000    7.300%, 12/01/07                                                             No Opt. Call          A+        117,071



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Town of Old Saybrook, Connecticut, General Obligation Bonds:
$   160,000     7.400%, 5/01/08                                                             No Opt. Call          A2    $   188,043
    160,000     7.400%, 5/01/09                                                             No Opt. Call          A2        188,035

               Town of Old Saybrook, Connecticut, General Obligation Bonds:
    275,000     6.500%, 2/15/10                                                             No Opt. Call         AAA        309,458
    270,000     6.500%, 2/15/11                                                             No Opt. Call         AAA        304,987

    925,000    Town of Oxford, Connecticut, General Obligation Bonds, 7.000%, 2/01/09        2/00 at 102         AAA        956,247

               Town of Plainfield, Connecticut, General Obligation Bonds:
    225,000     7.000%, 9/01/00                                                             No Opt. Call          A3        231,174
    100,000     7.000%, 9/01/01                                                             No Opt. Call          A3        104,517
    100,000     7.100%, 9/01/02                                                              9/01 at 102          A3        106,171
    310,000     7.100%, 9/01/03                                                              9/01 at 102          A3        331,049
    100,000     7.200%, 9/01/04                                                              9/01 at 102          A3        106,979
    335,000     7.250%, 9/01/06                                                              9/01 at 102          A3        358,698
    335,000     7.300%, 9/01/08                                                              9/01 at 102          A3        359,013
    155,000     7.300%, 9/01/10                                                              9/01 at 102          A3        166,110

  3,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1998                 7/08 at 101           A      2,694,480
                (General Obligation Bonds), 5.000%, 7/01/28

  4,190,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1999                 7/08 at 101         AAA      3,840,470
                (General Obligation Bonds), 5.000%, 7/01/28

               City of Torrington, Connecticut, General Obligation Bonds:
    700,000     6.400%, 5/15/11                                                              5/02 at 102         AAA        744,772
    680,000     6.400%, 5/15/12                                                              5/02 at 102         AAA        721,249

               Town of Winchester, Connecticut, General Obligation Bonds:
    140,000     6.750%, 4/15/06                                                             No Opt. Call          A1        156,456
    140,000     6.750%, 4/15/07                                                             No Opt. Call          A1        157,769
    140,000     6.750%, 4/15/08                                                             No Opt. Call          A1        158,922
    140,000     6.750%, 4/15/09                                                             No Opt. Call          A1        158,523
    140,000     6.750%, 4/15/10                                                             No Opt. Call          A1        159,743
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 14.8%

  2,000,000    State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AA-      2,119,840
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (St. Camillus
                Health Center Project), 6.250%, 11/01/18

    965,000    State of Connecticut Health and Educational Facilities Authority,             7/08 at 102         AAA        856,804
                Revenue Bonds, Child Care Facilities Program, Series A, 5.000%, 7/01/28

  1,000,000    State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      1,036,350
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (Sharon Health
                Care Project), 6.250%, 11/01/21

  5,000,000    State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      5,181,750
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (Saint Joseph's
                Manor Project), 6.250%, 11/01/16

  3,695,000    State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      3,829,313
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (St. Camillus
                Health Center Project), 6.250%, 11/01/18

  3,000,000    State of Connecticut Health and Educational Facilities Authority,            11/04 at 102         AAA      3,109,050
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (The Jewish
                Home for the Elderly of Fairfield County Project), 6.250%, 11/01/20

               State of Connecticut Health and Educational Facilities Authority, Revenue
                Bonds, Nursing Home Program Issue, Series 1994 (Highland View Manor, Inc.
                Project):
  1,500,000     7.200%, 11/01/10 (Alternative Minimum Tax)                                  11/04 at 102         AAA      1,672,455
  4,200,000     7.500%, 11/01/16 (Alternative Minimum Tax)                                  11/04 at 102         AAA      4,761,246

               State of Connecticut Health and Educational Facilities Authority,
                Revenue Bonds, Nursing Home Program Issue, Series 1994 (Wadsworth Glen
                Health Care Center Project):
  1,100,000     7.200%, 11/01/10 (Alternative Minimum Tax)                                  11/04 at 102         AAA      1,226,467
  1,000,000     7.500%, 11/01/16 (Alternative Minimum Tax)                                  11/04 at 102         AAA      1,133,630

              Portfolio of Investments (Unaudited)
              Nuveen Flagship Connecticut Municipal Bond Fund (continued) August 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 4,115,000    State of Connecticut Health and Educational Facilities                       11/06 at 102         AA-   $  4,139,361
                 Authority, Revenue Bonds, Nursing Home Program Issue, Series 1996
                 (Abbott Terrace Health Center Project), 5.750%, 11/01/13

  4,365,000    State of Connecticut Health and Educational Facilities                       11/06 at 102          AA      4,634,975
                Authority, Revenue Bonds, Nursing Home Program Issue, Series 1996
                (3030 Park Fairfield Health Center Project), 6.250%, 11/01/21

  1,150,000    State of Connecticut, Special Tax Obligation Bonds,                          No Opt. Call         AA-      1,238,884
                Transportation Infrastructure Purposes, 1992 Series B, 6.125%, 9/01/12

    725,000    Town of Woodstock, Connecticut, Special Obligation Bonds                      3/00 at 103         AAA        757,226
                 (Woodstock Academy-1990 Issue), General Obligation Bonds, 6.900%, 3/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 12.0%

  3,010,000    State of Connecticut Health and Educational Facilities                        7/03 at 100         AAA      3,346,759
                Authority, Revenue Bonds, University of Hartford Issue, Series C,
                8.000%, 7/01/18 (Pre-refunded to 7/01/03)

  1,300,000    State of Connecticut Health and Educational Facilities                       No Opt. Call         AAA      1,534,156
                Authority, Revenue Bonds, Lutheran General Health Care System
                (Parkside Lodges Projects), 7.375%, 7/01/19

  1,000,000    State of Connecticut Health and Educational Facilities                        7/00 at 102      N/R***      1,048,910
                Authority, Revenue Bonds, The Taft School Issue, Series A, 7.375%,
                7/01/20 (Pre-refunded to 7/01/00)

    190,000    State of Connecticut Health and Educational Facilities                        7/00 at 102         Aaa        199,407
                Authority, Revenue Bonds, St. Mary's Hospital Issue, Series C,
                7.375%, 7/01/20 (Pre-refunded to 7/01/00)

  5,500,000    State of Connecticut Health and Educational Facilities                        7/00 at 102         AAA      5,759,985
                Authority, Revenue Bonds, Yale-New Haven Hospital Issue, Series F,
                7.100%, 7/01/25 (Pre-refunded to 7/01/00)

  3,500,000    State of Connecticut Health and Educational Facilities                        7/02 at 102         AAA      3,753,225
                Authority, Revenue Bonds, Middlesex Hospital Issue, Series G,
                6.250%, 7/01/12 (Pre-refunded to 7/01/02)

  1,100,000    State of Connecticut Health and Educational Facilities                        7/02 at 102      N/R***      1,167,144
                Authority, Revenue Bonds, The William W. Backus Hospital Issue,
                Series C, 6.000%, 7/01/12 (Pre-refunded to 7/01/02)

  4,910,000    State of Connecticut Health and Educational Facilities                        7/03 at 102     BBB-***      5,262,587
                 Authority, Revenue Bonds, Quinnipiac College Issue, Series D,
                 6.000%, 7/01/23 (Pre-refunded to 7/01/03)

    180,000    State of Connecticut, Health and Educational Facilities                        1/01 at 102        AAA        190,260
                 Authority, Revenue Bonds, Capital Asset Issue, Series C, 7.000%,
                 1/01/20 (Pre-refunded to 1/01/01)

  1,605,000    City of New Haven, Connecticut, General Obligation Bonds,                     8/01 at 102         AAA      1,734,588
                Issue of 1991, 7.400%, 8/15/11 (Pre-refunded to 8/15/01)

               City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992:
    600,000     9.250%, 3/01/02                                                             No Opt. Call         AAA        639,828
  1,000,000     7.400%, 3/01/12 (Pre-refunded to 3/01/02)                                    3/02 at 102         AAA      1,093,670

  1,130,000    Town of Stratford, Connecticut, General Obligation Bonds,                     3/01 at 102      N/R***      1,202,467
                7.300%, 3/01/12 (Pre-refunded to 3/01/01)
               City of Waterbury, Connecticut, General Obligation Bonds:
    535,000     7.250%, 3/01/02 (Pre-refunded to 3/01/01)                                    3/01 at 102      N/R***        568,924
    785,000     7.300%, 3/01/05 (Pre-refunded to 3/01/01)                                    3/01 at 102      N/R***        835,342
    780,000     7.400%, 3/01/06 (Pre-refunded to 3/01/01)                                    3/01 at 102      N/R***        831,145
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 11.0%

  8,000,000    Bristol Resource Recovery Facility Operating Committee, Solid                 7/05 at 102          A2      8,422,240
                 Waste Revenue Refunding Bonds (Ogden Martin Systems of Bristol,
                 Inc. Project), 1995 Series, 6.500%, 7/01/14

               Connecticut Resources Recovery Authority, Bridgeport Resco Company, L.P.
               Project Bonds, Series A:
    170,000     7.500%, 1/01/04                                                          1/00 at 101 1/2           A        173,769
  3,085,000     7.625%, 1/01/09                                                          1/00 at 101 1/2           A      3,146,700

               Connecticut Resources Recovery Authority, 1991 Series One Subordinated
               (Wallingsford Resource Recovery Project):
    400,000     6.750%, 11/15/03 (Alternative Minimum Tax)                                  11/01 at 102          AA        421,580
    500,000     6.800%, 11/15/04 (Alternative Minimum Tax)                                  11/01 at 102          AA        527,495



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

$ 5,250,000    Connecticut Resources Recovery Authority, Corporate Credit                   11/02 at 102         BB-   $  5,141,220
                Bonds/Tax Exempt Interest (American REF-FUEL Company of Southeastern
                Connecticut Project), 1992 Series A, 6.450%, 11/15/22
                (Alternative Minimum Tax)

  9,665,000    Eastern Connecticut Resource Recovery Authority, Solid                        1/03 at 102         BBB      8,835,066
                Waste Revenue Bonds (Wheelbrator Lisbon Project), Series 1993A,
                5.500%, 1/01/20 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 2.4%

    770,000    Connecticut Development Authority, Water Facilities                           6/00 at 102         AA-        798,721
                Refunding Revenue Bonds (Bridgeport Hydraulic Company Project),
                1990 Series, 7.250%, 6/01/20

  2,000,000    Connecticut Development Authority, Water Facilities Revenue                  12/03 at 102         AAA      2,172,540
                Refunding Bonds (The Connecticut Water Company Project), 1993
                Series, 6.650%, 12/15/20

  1,750,000    Connecticut Development Authority, Water Facilities Revenue                   4/07 at 102         AA-      1,816,742
                Bonds (Bridgeport Hydraulic Company Project), 1995 Series, 6.150%,
                4/01/35 (Alternative Minimum Tax)

  1,000,000    State of Connecticut, Clean Water Fund Revenue Bonds, 1991                    1/01 at 102         AAA      1,055,190
                Series, 7.000%, 1/01/11
-----------------------------------------------------------------------------------------------------------------------------------
$241,560,000   Total Investments - (cost $234,471,679) - 100.1%                                                         242,407,824
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.1)%                                                                      (153,801)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $242,254,023
               ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).



                                 See accompanying notes to financial statements.

                   Portfolio of Investments (Unaudited)
                   Nuveen Massachusetts Municipal Bond Fund
                   August 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 10.5%

               Massachusetts Educational Loan Authority, Education Loan Revenue Bonds,
               Issue C, Series 1985A:
$   105,000      7.875%, 6/01/03                                                        12/99 at 100 1/2         AAA   $    106,570
    720,000      7.875%, 6/01/03                                                            12/99 at 101         AAA        734,328

  1,000,000    Massachusetts Development Finance Agency, Revenue Bonds, YMCA                11/08 at 102        BBB+        899,320
                 of Greater Boston Issue, Series 1998, 5.450%, 11/01/28

  2,000,000    Massachusetts Development Finance Agency, Revenue Bonds,                      3/09 at 101           A      1,876,880
                 Curry College Issue, 1999 Series A, 5.500%, 3/01/29

  1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/02 at 102         AAA      1,051,660
                 Revenue Bonds, Suffolk University Issue, Series B, 6.350%, 7/01/22

     30,000    Massachusetts Health and Educational Facilities Authority,                    7/01 at 102         AAA         31,685
                 Revenue Bonds, Boston College Issue, Series J, 6.625%, 7/01/21

  2,000,000    Massachusetts Health and Educational Facilities Authority,                   10/08 at 101         AAA      1,688,020
                 Revenue Bonds, Brandeis University Issue, Series I, 4.750%, 10/01/28

  1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds                        3/06 at 102         AAA        980,140
                 (College of the Holy Cross-1996 Issue), 5.500%, 3/01/20

    500,000    Massachusetts Industrial Finance Agency, Revenue Bonds (Whitehead             7/03 at 102         Aa1        448,385
                 Institute for Biomedical Research), 1993 Issue, 5.125%, 7/01/26

  2,290,000    Massachusetts Industrial Finance Agency, Revenue and Refunding Bonds,         7/05 at 102         AAA      2,394,012
                 1995 Series A (Lesley College Project), 6.300%, 7/01/25
----------------------------------------------------------------------------------------------------------------------- -----------
               Health Care - 11.9%

    495,000    Massachusetts Health and Educational Facilities Authority, Revenue            1/00 at 100           A        496,564
                 Bonds, Brockton Hospital Issue, Series B, 8.000%, 7/01/07

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/04 at 100         N/R        516,875
                 Series 1989 (Cardinal Cushing General Hospital), 8.875%, 7/01/18

    700,000    Massachusetts Health and Educational Facilities Authority,                    7/04 at 102         AA+        723,394
                 Revenue Bonds (Daughters of Charity National Health System - The
                 Carney Hospital), Series D, 6.100%, 7/01/14

    750,000    Massachusetts Health and Educational Facilities Authority,                    7/02 at 102         AAA        799,838
                 Revenue Bonds, New England Medical Center Hospitals Issue,
                 Series F, 6.625%, 7/01/25

  1,000,000    Massachusetts Health and Educational Facilities Authority,                    7/03 at 102         AAA        999,910
                 Revenue Bonds, Lahey Clinic Medical Center Issue,
                 Series B, 5.625%, 7/01/15

               Massachusetts Health and Educational Facilities Authority,
               Revenue Refunding Bonds, Youville Hospital Issue
               (FHA-Insured Project), Series B:
  2,500,000     6.000%, 2/15/25                                                              2/04 at 102          Aa      2,506,675
  2,000,000     6.000%, 2/15/34                                                              2/04 at 102          Aa      2,002,260

  2,000,000    Massachusetts Health and Educational Facilities Authority,                    7/08 at 102         AAA      1,780,840
                 Revenue Bonds, Caregroup Issue, Series A, 5.000%, 7/01/25

  1,500,000    Massachusetts Health and Educational Facilities Authority,                    7/08 at 101         AAA      1,277,505
                 Revenue Bonds, Harvard Pilgrim Health Care Issue,
                 Series A, 4.750%, 7/01/22

    385,000    Massachusetts Industrial Finance Agency, Revenue Bonds                       12/99 at 102           A        393,859
                 (Sturdy Memorial Hospital), Series 1989, 7.900%, 6/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 10.5%

    940,000    Boston-Mount Pleasant Housing Development Corporation,                        8/02 at 102         AAA        985,957
                 Multifamily Housing Refunding Revenue Bonds,
                 Series 1992 A, 6.750%, 8/01/23

  3,700,000    Massachusetts Housing Finance Agency, Housing Project Revenue                 4/03 at 102          A+      3,860,839
                 Bonds, 6.375%, 4/01/21

  1,000,000    Massachusetts Housing Finance Agency, Residential Development                11/02 at 102         AAA      1,050,230
                 Bonds, 6.250%, 11/15/14

  Principal                                                                             Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$ 1,000,000    Massachusetts Housing Finance Agency, Residential Development                 5/02 at 102         AAA   $  1,065,870
                Bonds, 1992 Series D, 6.875%, 11/15/21

  1,000,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage                 7/07 at 101         AAA        957,640
                Revenue Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)

  1,000,000    Massachusetts Industrial Finance Agency (FHA-Insured Mortgage                 1/08 at 102         AAA        982,740
                Loan), Hudner Associates Projects, 5.650%, 1/01/23

  1,250,000    Somerville Housing Authority (Massachusetts), Mortgage Revenue                5/00 at 102         AAA      1,289,713
                Bonds, Series 1990 (GNMA Collateralized - Clarendon Hill Towers
                Project), 7.950%, 11/20/30
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 0.5%

    475,000    Massachusetts Housing Finance Agency, Single Family Housing                   6/01 at 102         Aa3        492,960
                Revenue Bonds, Series 18, 7.350%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 9.8%

    885,000    Massachusetts Health and Educational Facilities Authority,                    7/03 at 102         AAA        896,762
                Revenue Bonds, Cable Housing and Health Services Issue,
                Series A, 5.625%, 7/01/13

  3,285,000    Massachusetts Health and Educational Facilities Authority,                    2/07 at 102         Aa2      3,358,945
                Revenue Refunding Bonds, Youville Hospital
                Issue (FHA-Insured Project), Series A, 6.250%, 2/15/41

  1,970,000    Massachusetts Industrial Finance Agency, Assisted Living Facility            12/07 at 102         AAA      1,893,131
                Revenue Bonds (The Arbors at Amherst Project), Series 1997
                (GNMA Collateralized), 5.950%, 6/20/39 (Alternative Minimum Tax)

    400,000    Massachusetts Industrial Finance Agency, Assisted Living Facility             8/08 at 105         AAA        391,784
                Revenue Bonds (TNG Draper Place Project), Series 1998 (GNMA
                Collateralized), 5.400%, 8/20/12 (Alternative Minimum Tax)

  2,040,000    Massachusetts Industrial Finance Agency, Assisted Living Facility             6/09 at 102         AAA      1,874,944
                Revenue Bonds (The Arbors at Taunton Project), Series 1999 (GNMA
                Collateralized), 5.500%, 6/20/40 (Alternative Minimum Tax)

  1,090,000    Massachusetts Industrial Financial Agency, Revenue Bonds, Heights             2/06 at 102         AAA      1,115,942
                Crossing Limited Partnership Issue (FHA-Insured Project), Series 1995,
                6.000%, 2/01/15 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 9.5%

               Town of Barnstable, Massachusetts, General Obligation Bonds:
    880,000     5.750%, 9/15/13                                                              9/04 at 102          AA        893,957
    490,000     5.750%, 9/15/14                                                              9/04 at 102          AA        496,061

               Town of Deerfield, Massachusetts, General Obligation School Bonds of 1992,
                School Project Loan Act of 1948, Bank-Qualified Unlimited Tax:
    420,000     6.200%, 6/15/09                                                              6/02 at 102          A1        446,313
    415,000     6.250%, 6/15/10                                                              6/02 at 102          A1        441,021

    260,000    City of Holyoke, Massachusetts, General Obligation Bonds, 1991               No Opt. Call        BBB+        270,512
                Series A, 8.000%, 6/01/01

    500,000    City of Holyoke, Massachusetts, General Obligation Bonds, School              8/01 at 102        Baa2        541,190
                Project Loan Act of 1948, 7.650%, 8/01/09

    750,000    City of Holyoke, Massachusetts, General Obligation Refunding                 11/02 at 102        BBB+        805,733
                Bonds, 7.000%, 11/01/08

    545,000    City of Lowell, Massachusetts, General Obligation Qualified                   2/01 at 103          A3        589,210
                Bonds, 8.300%, 2/15/05

    500,000    Town of Palmer, Massachusetts, General Obligation Refunding                  10/03 at 102         AAA        511,765
                Bonds, 5.500%, 10/01/10

    425,000    South Essex Sewerage District, Massachusetts, General Obligation             No Opt. Call        Baa1        450,564
                Bonds, 9.000%, 12/01/00

               City of Taunton, Massachusetts, General Obligation
               (Electric Loan Act of 1969):
  1,465,000     8.000%, 2/01/02                                                             No Opt. Call          A3      1,581,262
  1,005,000     8.000%, 2/01/03                                                             No Opt. Call          A3      1,112,012

  1,000,000    City of Worcester, Massachusetts, General Obligation Bonds,                   8/02 at 102        BBB+      1,050,930
                6.000%, 8/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 1.0%

    900,000    Massachusetts Industrial Finance Agency, Library Revenue Bonds                1/05 at 102         AAA      1,012,257
                (Malden Public Library Project), Series 1994, 7.250%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 4.7%

  1,500,000    Massachusetts Industrial Finance Agency, Parking Facility Revenue             4/03 at 102         AAA      1,449,225
                Bonds (Avon Associates LLC Project), Series 1998A, 5.375%, 4/01/20

               Portfolio of Investments (Unaudited)



                       Nuveen Massachusetts Municipal Bond Fund (continued) August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

               Massachusetts Turnpike Authority, Metropolitan Highway System Revenue
               Bonds, 1997 Series C
               (Senior):
$10,000,000      0.000%, 1/01/29                                                            No Opt. Call         AAA     $1,859,500
  1,425,000      5.000%, 1/01/37                                                             1/07 at 102         AAA      1,242,857
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 29.0%
               City of Attleboro, Massachusetts, General Obligation Bonds:
    450,000      6.250%, 1/15/10 (Pre-refunded to 1/15/03)                                   1/03 at 102       A3***        484,938
    450,000      6.250%, 1/15/11 (Pre-refunded to 1/15/03)                                   1/03 at 102       A3***        484,938

  1,000,000    City of Boston, Massachusetts, General Obligation Bonds, 1991                 7/01 at 102         AAA      1,065,300
                 Series A, 6.750%, 7/01/11 (Pre-refunded to 7/01/01)

  1,500,000    City of Boston, Massachusetts, Revenue Bonds, Boston City                     8/00 at 102         Aaa      1,580,325
                 Hospital (FHA-Insured Mortgage), Series A, 7.625%, 2/15/21
                 (Pre-refunded to 8/15/00)

    500,000    Boston Water and Sewer Commission (Massachusetts), General                   11/01 at 102         AAA        539,160
                 Revenue Bonds, 1991 Series A (Senior Series), 7.000%, 11/01/18
                 (Pre-refunded to 11/01/01)

    400,000    City of Haverhill, Massachusetts, General Obligation Bonds,                  10/01 at 102      BBB***        434,300
                 Municipal Purpose Loan of 1991 Bonds, 7.500%, 10/15/11
                 (Pre-refunded to 10/15/01)

    250,000    City of Holyoke, Massachusetts, General Obligation Bonds,                     6/02 at 103         AAA        282,118
                 8.150%, 6/15/06 (Pre-refunded to 6/15/02)

    445,000    City of Lowell, Massachusetts, General Obligation Qualified                   1/01 at 102         Aaa        478,758
                 Bonds, 8.400%, 1/15/09 (Pre-refunded to 1/15/01)

  1,000,000    City of Lynn, Massachusetts, General Obligation Bonds, 7.850%,                1/02 at 104         Aaa      1,117,550
                 1/15/11 (Pre-refunded to 1/15/02)

  1,000,000    Massachusetts Bay Transportation Authority, General Transportation            3/01 at 102         Aaa      1,061,170
                 System Bonds, 1991 Series A, 7.000%, 3/01/11 (Pre-refunded to 3/01/01)

    250,000    Massachusetts Bay Transportation Authority, Certificates of Participation,   12/06 at 100        A***        296,985
                 Series 1988, 7.800%, 1/15/14 (Pre-refunded to 12/22/06)

    165,000    Massachusetts State General Obligation Bonds, 7.250%, 3/01/09                 3/00 at 102         AAA        171,192
                 (Pre-refunded to 3/01/00)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue            9/02 at 102         AAA        541,520
                 Refunding Bonds, Worcester Polytechnic Institute Issue, Series E, 6.625%,
                 9/01/17 (Pre-refunded to 9/01/02)

  1,240,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA      1,307,158
                 Bonds, Emerson Hospital Issue, Series C, 8.000%, 7/01/18 (Pre-refunded to 7/01/00)

  3,000,000    Massachusetts Health and Educational Facilities Authority, Revenue           No Opt. Call         AAA      2,866,260
                 Bonds, Malden Hospital Issue (FHA-Insured Project), Series A,
                 5.000%, 8/01/16

  1,180,000    Massachusetts Health and Educational Facilities Authority, Revenue        7/00 at 101 1/2      N/R***      1,238,670
                 Bonds, Suffolk University Issue, Series A, 8.125%, 7/01/20
                 (Pre-refunded to 7/01/00)

    250,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/00 at 102         AAA        262,060
                 Bonds, University Hospital Issue, Series C, 7.250%, 7/01/10
                 (Pre-refunded to 7/01/00)

  2,750,000    Massachusetts Health and Educational Facilities Authority, Revenue            4/02 at 102         AAA      2,974,400
                 Bonds, New England Deaconess Hospital Issue, Series D, 6.875%, 4/01/22
                 (Pre-refunded to 4/01/02)

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue           11/02 at 102         Aaa      1,084,100
                 Bonds, MetroWest Health, Inc. Issue, Series C, 6.500%, 11/15/18
                 (Pre-refunded to 11/15/02)

    970,000    Massachusetts Health and Educational Facilities Authority, Revenue            7/01 at 102         AAA      1,029,975
                 Bonds, Boston College Issue, Series J, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

    635,000    Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%,           No Opt. Call         AAA      1,006,793
                 7/01/13

    500,000    Massachusetts Industrial Finance Agency, Revenue Bonds (Springfield          10/99 at 103         Aaa        516,670
                 College Project-1989 Issue), 7.800%, 10/01/09 (Pre-refunded to 10/01/99)

    250,000    Massachusetts Industrial Finance Agency, Revenue Bonds (College of the        1/02 at 102      AA-***        266,695
                 Holy Cross-1992 Issue), 6.450%, 1/01/12 (Pre-refunded to 1/01/02)

  1,145,000    Massachusetts Industrial Finance Agency, Revenue Bonds (Merrimack College     7/02 at 102         AAA      1,253,695
                 Issue), Series 1992, 7.125%, 7/01/12 (Pre-refunded to 7/01/02)

    500,000    Town of Monson, Massachusetts, General Obligation School Bonds, Project      10/00 at 102         AAA        531,075
                 Loan Act of 1948, 7.700%, 10/15/10 (Pre-refunded to 10/15/00)


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$    500,000   Town of Palmer, Massachusetts, General Obligation Bonds, School              10/00 at 102         AAA    $   530,440
                 Project Loan Act of 1948, 1990 Series B, 7.700%,
                 10/01/10 (Pre-refunded to 10/01/00)

   1,130,000   City of Peabody, Massachusetts, General Obligation Electric                   8/01 at 102         AAA      1,210,185
                 Bonds, 6.950%, 8/01/09 (Pre-refunded to 8/01/01)

   2,250,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,                    7/01 at 102         Aaa      2,411,730
                Series P, 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

   1,000,000   City of Springfield, Massachusetts, General Obligation School                 9/02 at 102     Baa3***      1,096,280
                 Bonds Project Loan Act of 1948 Bonds, Series B, 7.100%,
                 9/01/11 (Pre-refunded to 9/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 9.2%

   2,700,000   Massachusetts Development Finance Agency, Resource Recovery                  12/08 at 102         BBB      2,493,639
                 Revenue Bonds (Ogden Haverhill Project), Series 1998B,
                 5.500%, 12/01/19 (Alternative Minimum Tax)

   1,245,000   Massachusetts Industrial Finance Agency, Resource Recovery                    7/01 at 103         N/R      1,353,112
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

   5,420,000   Massachusetts Industrial Finance Agency, Resource Recovery                   12/08 at 102         BBB      5,059,082
                 Revenue Refunding Bonds (Ogden Haverhill Project),
                 Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
$100,565,000   Total Investments - (cost $92,026,481) - 96.6%                                                            93,710,819
============-----------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 2.1%

$  2,000,000   Massachusetts Health and Educational Facilities Authority,                                       SP-1      2,000,000
============     Capital Asset Program, Variable Rate Demand Bonds, 2.800%, 1/01/35+
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                                       1,274,247
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $96,985,066
               ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen Massachusetts Insured Municipal Bond Fund
August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 20.1%

$ 1,600,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/02 at 102         AAA   $  1,713,840
                 Northeastern University Issue, Series E, 6.550%, 10/01/22

  1,450,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/02 at 100         AAA      1,483,205
                 Boston University Issue, Series M, 6.000%, 10/01/22

  2,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      2,099,600
                 Bentley College Issue, Series I, 6.125%, 7/01/17

     30,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/01 at 102         AAA         31,685
                 Boston College Issue, Series J, 6.625%, 7/01/21

  3,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/08 at 101         AAA      2,532,030
                 Brandeis University Issue, Series I, 4.750%, 10/01/28

  2,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    No Opt. Call         AAA      1,777,320
                 Northeastern University Issue, Series I, 5.000%, 10/01/29

  1,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds, College of the        3/06 at 102         AAA        980,140
                 Holy Cross, 1996 Issue, 5.500%, 3/01/20

    420,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Babson College       10/05 at 102         AAA        440,534
                 Issue, Series 1995A, 5.800%, 10/01/10

  1,000,000    Massachusetts Industrial Finance Agency, Revenue Refunding Bonds, Mount       7/01 at 102         AAA      1,050,420
                 Holyoke College Issue, Series 1992A, 6.300%, 7/01/13

  2,000,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Western New           7/08 at 102         AAA      1,765,620
                 England College Issue, Series 1998, 5.000%, 7/01/28

     70,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Brandeis             10/99 at 102         AAA         71,555
                 University Issue, 1989 Series C, 6.800%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 13.4%

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/00 at 102         AAA        524,120
                 University Hospital Issue, Series C, 7.250%, 7/01/19

    210,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     1/00 at 102         AAA        214,727
                 Capital Asset Program, Series G2, 7.200%, 7/01/09

  1,500,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      1,599,675
                 New England Medical Center Hospitals Issue, Series F, 6.625%, 7/01/25

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/02 at 102         AAA      1,063,170
                 South Shore Hospital Issue, Series D, 6.500%, 7/01/22

  1,700,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/03 at 102         AAA      1,699,847
                 Lahey Clinic Medical Center Issue, Series B, 5.625%, 7/01/15

  2,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 102         AAA      1,780,840
                 Caregroup Issue, Series A, 5.000%, 7/01/25

  2,290,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA      2,425,568
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                 6.250%, 7/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 9.3%

  1,500,000    Massachusetts Housing Finance Agency, Housing Development Bonds, 1998         6/08 at 101         AAA      1,460,310
                 Series A, 5.375%, 6/01/16 (Alternative Minimum Tax)

    215,000    Massachusetts Housing Finance Agency, Housing Revenue Bonds, 1989            12/99 at 103         AAA        222,248
                 Series A, 7.600%, 12/01/16

  1,000,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         7/07 at 101         AAA        957,640
                 Bonds, 1997 Series C, 5.625%, 7/01/40 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

$ 2,940,000    Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue         1/05 at 102         AAA   $  3,174,024
                 Bonds, 1995 Series A (FHA-Insured Mortgage Loans), 7.350%, 1/01/35
                 (Alternative Minimum Tax)

    640,000    Massachusetts Industrial Finance Agency (FHA-Insured Mortgage Loan),          1/08 at 102         AAA        628,954
                 Hudner Associates Projects, 5.650%, 1/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 0.7%

    480,000    Massachusetts Housing Finance Agency, Single Family Housing Revenue           6/01 at 102         Aa3        498,149
                 Bonds, Series 18, 7.350%, 12/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 7.2%

  4,215,000    Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue    12/07 at 102         AAA      4,050,531
                 Bonds (The Arbors at Amherst Project), Series 1997 (GNMA
                 Collateralized), 5.950%, 6/20/39 (Alternative Minimum Tax)

  1,000,000    Massachusetts Industrial Finance Agency, Assisted Living Facility Revenue     6/09 at 102         AAA        919,090
                 Bonds (The Arbors at Taunton Project), Series 1999 (GNMA
                 Collateralized), 5.500%, 6/20/40 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 20.1%

    250,000    Town of Groveland, Massachusetts, General Obligation Bonds,                   6/01 at 102         AAA        265,465
                 6.900%, 6/15/07

  1,000,000    City of Haverhill, Massachusetts, General Obligation Bonds, Hospital          9/01 at 102         AAA      1,058,150
                 Refunding Bonds, Series A, 6.700%, 9/01/10

  2,625,000    City of Lowell, Massachusetts, General Obligation State Qualified Bonds,     11/03 at 102         AAA      2,665,058
                 5.600%, 11/01/12

  1,025,000    City of Lynn, Massachusetts, General Obligation Bonds, 6.750%, 1/15/02       No Opt. Call         AAA      1,081,303

  1,000,000    Town of Mansfield, Massachusetts, General Obligation Bonds,                   1/02 at 102         AAA      1,074,020
                 6.700%, 1/15/11

    250,000    Massachusetts Bay Transportation Authority, General Transportation System     3/00 at 102         AAA        259,110
                 Bonds, 7.250%, 3/01/03

    250,000    Town of Methuen, Massachusetts, General Obligation Bonds, 7.400%, 5/15/04     5/00 at 102         AAA        261,335

  1,500,000    Town of Monson, Massachusetts, General Obligation Bonds, Bank-Qualified      No Opt. Call         AAA      1,572,435
                 Unlimited Tax School Refunding Bonds, 5.500%, 10/15/10

    300,000    Town of North Andover, Massachusetts, General Obligation Bonds,               9/00 at 103         AAA        318,672
                 7.400%, 9/15/10

    190,000    Town of Northfield, Massachusetts, General Obligation Bonds, Municipal       10/01 at 102         AAA        201,280
                 Purpose Loan of 1992, Bank-Qualified, 6.350%, 10/15/09

  1,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1995 (General        7/05 at 101 1/2     AAA      1,012,920
                 Obligation Bonds), 5.750%, 7/01/24

    440,000    Quaboag Regional School District, General Obligation Bonds,                   6/02 at 102         AAA        468,186
                 6.250%, 6/15/08

               City of Salem, Massachusetts, General Obligation Bonds:
    500,000      6.800%, 8/15/09                                                             8/01 at 102         AAA        532,395
    900,000      6.000%, 7/15/10                                                             7/02 at 102         AAA        949,779

    220,000    Taunton, Massachusetts, General Obligation Bonds, 6.800%, 9/01/09             9/01 at 103         AAA        236,496

    455,000    Town of Wareham, Massachusetts, General Obligation School Bonds,              1/01 at 103         AAA        485,189
                 7.050%, 1/15/07

    215,000    Town of Whately, Massachusetts, General Obligation Bonds, 6.350%, 1/15/09     1/02 at 102         AAA        228,160

  1,210,000    Town of Winchendon, Massachusetts, Unlimited Tax General Obligation           3/03 at 102         AAA      1,283,846
                 Bonds, 6.050%, 3/15/10
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 2.4%

  1,455,000    Massachusetts Industrial Finance Agency, Library Revenue Bonds (Malden        1/05 at 102         AAA      1,636,482
                 Public Library Project), Series 1994, 7.250%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 2.5%

  9,500,000    Massachusetts Turnpike Authority, Metropolitan Highway System Revenue        No Opt. Call         AAA      1,766,525
                 Bonds, 1997 Series C (Senior), 0.000%, 1/01/29
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 20.4%

  1,000,000    City of Boston, Massachusetts, General Obligation Bonds, 1991                 7/01 at 102         AAA      1,065,300
                 Series A, 6.750%, 7/01/11 (Pre-refunded to 7/01/01)

    500,000    City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital (FHA-      8/00 at 102         Aaa        526,775
                 Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

Portfolio of Investments (Unaudited)
Nuveen Massachusetts Insured Municipal Bond Fund (continued)
August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$   500,000    City of Fall River, Massachusetts General Obligation Bonds,                   6/01 at 102         AAA     $  535,435
                 7.200%, 6/01/10 (Pre-refunded to 6/01/01)

    250,000    City of Holyoke, Massachusetts, General Obligation Bonds,                     6/02 at 103         AAA        282,118
                 8.150%, 6/15/06 (Pre-refunded to 6/15/02)

    450,000    City of Leominster, Massachusetts, General Obligation Bonds,                  4/00 at 102         AAA        468,743
                 7.500%, 4/01/09 (Pre-refunded to 4/01/00)

    250,000    Lynn, Massachusetts, Water and Sewer Commission, General Revenue Bonds,      12/00 at 102         AAA        264,995
                 1990 Series A, 7.250%, 12/01/10 (Pre-refunded to 12/01/00)

    250,000    Massachusetts Bay Transportation Authority, Certificates of                   8/00 at 102         AAA        263,685
                 Participation, 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

    250,000    Massachusetts State, General Obligation Bonds, 7.250%, 3/01/09                3/00 at 102         AAA        259,382
                 (Pre-refunded to 3/01/00)

     25,000    Massachusetts State, General Obligation Bonds, 1992 Series A,                 6/02 at 101         AAA         26,696
                 6.500%, 6/01/08 (Pre-refunded to 6/01/02)

  1,200,000    Massachusetts State, General Obligation Bonds, Consolidated Loan,             6/02 at 100         AAA      1,255,296
                 1992 Series A, 6.000%, 6/01/13 (Pre-refunded to 6/01/02)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,    10/01 at 102         AAA        536,445
                 Berklee College of Music Issue, Series C, 6.875%, 10/01/21 (Pre-
                 refunded to 10/01/01)

  1,000,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/01 at 102         AAA      1,064,560
                 Brigham and Women's Hospital Issue, Series D, 6.750%, 7/01/24 (Pre-
                 refunded to 7/01/01)

    250,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/00 at 102         AAA        262,568
                 South Shore Hospital Issue, Series C, 7.500%, 7/01/20 (Pre-refunded to
                 7/01/00)

    500,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/00 at 102         AAA        526,115
                 (Stonehill College), 7.700%, 7/01/20 (Pre-refunded to 7/01/00)

    970,000    Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/01 at 102         AAA      1,029,975
                 Boston College Issue, Series J, 6.625%, 7/01/21 (Pre-refunded to
                 7/01/01)

  1,000,000    Massachusetts Port Authority, Revenue Bonds, Series 1982,                    No Opt. Call         AAA      1,585,500
                 13.000%, 7/01/13

    430,000    Massachusetts Industrial Finance Agency, Revenue Bonds, Brandeis             10/99 at 102         AAA        439,701
                 University Issue, 1989 Series C, 6.800%, 10/01/19 (Pre-refunded to
                 10/01/99)

    500,000    Town of Monson, Massachusetts, General Obligation Bonds, School Project      10/00 at 102         AAA        531,075
                 Loan Act of 1948 Bonds, 7.700%, 10/15/10 (Pre-refunded to 10/15/00)

               North Middlesex Regional School District, School Bonds of 1990:
    270,000      7.200%, 6/15/08 (Pre-refunded to 6/15/00)                                   6/00 at 103         AAA        285,279
    245,000      7.200%, 6/15/09 (Pre-refunded to 6/15/00)                                   6/00 at 103         AAA        258,865

    270,000    Town of Palmer, Massachusetts, General Obligation School Bonds of 1990,       3/00 at 102         AAA        280,201
                 Series A, School Project Loan of 1948, 7.300%, 3/01/10 (Pre-refunded to
                 3/01/00)

    250,000    Town of Palmer, Massachusetts, General Obligation Bonds, School Project      10/00 at 102         AAA        265,220
                 Loan Act of 1948, 1990 Series B, 7.700%, 10/01/10 (Pre-refunded to
                 10/01/00)

               Southern Berkshire Regional School District, General Obligation Bonds:
    515,000      7.500%, 4/15/07 (Pre-refunded to 4/15/02)                                   4/02 at 102         AAA        565,918
  1,145,000      7.000%, 4/15/11 (Pre-refunded to 4/15/02)                                   4/02 at 102         AAA      1,246,195

    250,000    City of Westfield, Massachusetts, General Obligation Bonds,                  12/00 at 102         AAA        265,023
                 7.100%, 12/15/08 (Pre-refunded to 12/15/00)

    160,000    City of Worcester, Massachusetts, General Obligation Bonds,                   5/02 at 102         AAA        173,765
                 6.900%, 5/15/07 (Pre-refunded to 5/15/02)
-----------------------------------------------------------------------------------------------------------------------------------



  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 1.9%

$ 1,300,000    Massachusetts Municipal Wholesale Electric Company, Power Supply              7/03 at 102         AAA      $1,291,860
                System Revenue Bonds, 1993 Series A, 5.000%, 7/01/10
------------------------------------------------------------------------------------------------------------------------------------
$74,275,000    Total Investments - (cost $66,429,916) - 98.0%                                                             68,078,338
===========-------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 0.7%

$   500,000    Massachusetts Health and Educational Facilities Authority, Capital                               SP-1         500,000
===========     Asset Program, Variable Rate Demand Bonds, 2.800%, 1/01/35+
               ---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                                          880,957
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $ 69,459,295
               =====================================================================================================================

               All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

          * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

          **   Ratings: Using the higher of Standard & Poor's or Moody's rating.

          + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

               Statement of Net Assets (Unaudited)
               August 31, 1999


                                                                                                                    Massachusetts
                                                                                  Connecticut     Massachusetts           Insured
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                    $242,407,824       $93,710,819       $68,078,338
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                              --         2,000,000           500,000
Cash                                                                                       --           346,909            60,020
Receivables:
  Interest                                                                          3,689,637         1,307,835         1,024,289
  Investments sold                                                                  2,272,611            35,444            80,972
  Shares sold                                                                          84,195            22,047            10,071
Other assets                                                                           51,321            13,334            16,941
---------------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                    248,505,588        97,436,388        69,770,631
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                      1,324,472                --                --
Payables:
  Investments purchased                                                             3,956,372                --                --
  Shares redeemed                                                                     247,413            35,824            33,020
Accrued expenses:
  Management fees (note 6)                                                            112,980            43,255            32,275
  12b-1 distribution and service fees (notes 1 and 6)                                  58,937             8,932             4,298
  Other                                                                                90,746            72,193            39,407
Dividends payable                                                                     460,645           291,118           202,336
---------------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                 6,251,565           451,322           311,336
---------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                              $242,254,023       $96,985,066       $69,459,295
=================================================================================================================================
Class A Shares (note 1)
Net assets                                                                       $208,760,401       $16,662,513       $11,884,263
Shares outstanding                                                                 20,142,886         1,735,166         1,179,958
Net asset value and redemption price per share                                   $      10.36       $      9.60       $     10.07
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                             $      10.81       $     10.02       $     10.51
=================================================================================================================================
Class B Shares (note 1)
Net assets                                                                       $ 14,533,739       $ 3,749,495       $ 1,578,731
Shares outstanding                                                                  1,405,435           389,646           156,699
Net asset value, offering and redemption price per share                         $      10.34       $      9.62       $     10.07
=================================================================================================================================
Class C Shares (note 1)
Net assets                                                                       $ 17,762,236       $ 5,364,093       $ 1,565,873
Shares outstanding                                                                  1,717,106           561,822           155,859
Net asset value, offering and redemption price per share                         $      10.34       $      9.55       $     10.05
=================================================================================================================================
Class R Shares (note 1)
Net assets                                                                       $  1,197,647       $71,208,965       $54,430,428
Shares outstanding                                                                    115,292         7,431,816         5,399,564
Net asset value, offering and redemption price per share                         $      10.39       $      9.58       $     10.08
=================================================================================================================================

                                 See accompanying notes to financial statements.

               Statement of Operations (Unaudited)
               Six Months Ended August 31, 1999


                                                                                                                    Massachusetts
                                                                                   Connecticut    Massachusetts           Insured
----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                        $  7,237,124      $ 2,918,698       $ 2,083,878
----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                               679,329          271,175           196,088
12b-1 service fees - Class A (notes 1 and 6)                                           218,090           15,980            11,710
12b-1 distribution and service fees - Class B (notes 1 and 6)                           61,451           17,261             7,819
12b-1 distribution and service fees - Class C (notes 1 and 6)                           66,566           18,249             6,311
Shareholders' servicing agent fees and expenses                                         54,239           41,981            33,262
Custodian's fees and expenses                                                           58,948           39,966            31,287
Trustees' fees and expenses (note 6)                                                     2,519            1,097               736
Professional fees                                                                        5,893            4,978             4,418
Shareholders' reports - printing and mailing expenses                                   28,435           27,344            16,036
Federal and state registration fees                                                      9,029           10,971             2,714
Portfolio insurance expense                                                                 --               --             1,825
Other expenses                                                                           6,177            1,880             1,182
----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                 1,190,676          450,882           313,388
  Custodian fee credit (note 1)                                                        (25,068)         (11,666)           (5,670)
  Expense reimbursement (note 6)                                                            --          (17,941)               --
----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                         1,165,608          421,275           307,718
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                6,071,516        2,497,423         1,776,160
----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)                 (433,442)          73,003            58,398
Change in net unrealized appreciation or depreciation of investments               (12,141,315)      (4,799,113)       (3,590,019)
----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                   (12,574,757)      (4,726,110)       (3,531,621)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                             $ (6,503,241)     $(2,228,687)      $(1,755,461)
==================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                           Connecticut                      Massachusetts               Massachusetts Insured
                                 -------------------------------   ------------------------------   -------------------------------
                                 Six Months Ended     Year Ended   Six Months Ended    Year Ended   Six Months Ended    Year Ended
                                          8/31/99        2/28/99            8/31/99       2/28/99            8/31/99       2/28/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                $  6,071,516   $ 11,675,814        $ 2,497,423   $ 4,630,906        $ 1,776,160   $ 3,434,164
Net realized gain (loss) from
  investment transactions
  (notes 1 and 4)                        (433,442)        37,313             73,003         9,069             58,398        10,474
Change in net unrealized
  appreciation or depreciation
  of investments                      (12,141,315)     1,140,555         (4,799,113)       24,879         (3,590,019)      126,217
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from operations               (6,503,241)    12,853,682         (2,228,687)    4,664,854         (1,755,461)    3,570,855
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  (note 1)
From undistributed net
  investment income:
    Class A                            (5,359,620)   (10,761,378)          (390,620)     (600,238)          (280,486)     (477,517)
    Class B                              (269,269)      (300,238)           (75,107)      (85,561)           (33,237)      (44,120)
    Class C                              (387,691)      (574,135)          (105,401)     (114,651)           (35,924)      (59,779)
    Class R                               (27,077)       (35,162)        (1,889,222)   (3,854,276)        (1,393,929)   (2,835,474)
From accumulated net realized gains
  from investment transactions:
    Class A                                    --             --                 --            --                 --          (891)
    Class B                                    --             --                 --            --                 --          (121)
    Class C                                    --             --                 --            --                 --          (131)
    Class R                                    --             --                 --            --                 --        (4,898)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders        (6,043,657)   (11,670,913)        (2,460,350)   (4,654,726)        (1,743,576)   (3,422,931)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares       17,955,820     37,401,420          8,395,882    19,090,381          3,482,223     8,126,094
Net proceeds from shares issued
  to shareholders due to
  reinvestment of distributions         2,651,721      5,622,058          1,665,777     3,182,349          1,182,534     2,357,024
-----------------------------------------------------------------------------------------------------------------------------------
                                       20,607,541     43,023,478         10,061,659    22,272,730          4,664,757    10,483,118
Cost of shares redeemed               (14,928,385)   (27,408,991)        (6,193,821)   (9,388,148)        (3,520,469)   (6,161,130)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
  Fund share transactions               5,679,156     15,614,487          3,867,838    12,884,582          1,144,288     4,321,988
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
  assets                               (6,867,742)    16,797,256           (821,199)   12,894,710         (2,354,749)    4,469,912
Net assets at the beginning of
  period                              249,121,765    232,324,509         97,806,265    84,911,555         71,814,044    67,344,132
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period      $242,254,023   $249,121,765        $96,985,066   $97,806,265        $69,459,295   $71,814,044
===================================================================================================================================
Balance of undistributed net
 investment income at the end
 of period                           $     42,915   $     15,056        $    94,576   $    57,503        $    64,937   $    32,353
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Connecticut Municipal Bond Fund ("Connecticut"), the Nuveen Massachusetts Municipal Bond Fund ("Massachusetts") and the Nuveen Massachusetts Insured Municipal Bond Fund ("Massachusetts Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1999, Connecticut had outstanding when-issued purchase commitments of $3,956,372. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance

Massachusetts Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original

Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                 Connecticut                                          Massachusetts
                         -----------------------------------------------------  ----------------------------------------------------
                               Six Months Ended             Year Ended             Six Months Ended                Year Ended
                                  8/31/99                     2/28/99                   8/31/99                     2/28/99
                         --------------------------   ------------------------  --------------------------   -----------------------
                            Shares         Amount       Shares        Amount      Shares        Amount        Shares       Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                   904,498   $  9,644,069    1,897,699   $ 20,627,217     306,301   $ 3,023,668     639,103   $ 6,439,208
  Class B                   410,309      4,372,382      710,277      7,706,793      88,983       885,379     254,134     2,567,554
  Class C                   341,643      3,660,227      792,638      8,606,155     257,656     2,538,090     227,608     2,284,530
  Class R                    26,277        279,142       42,278        461,255     198,335     1,948,745     776,075     7,799,089
Shares issued to shareholders
due to reinvestment of distributions:
  Class A                   213,366      2,290,599      474,626      5,158,453      25,199       249,720      35,262       355,925
  Class B                    12,376        132,330       13,433        145,945       3,006        29,831       3,924        39,717
  Class C                    19,711        211,017       27,834        302,045       6,000        59,011       4,780        47,973
  Class R                     1,653         17,775        1,430         15,615     134,140     1,327,215     272,093     2,738,734
-----------------------------------------------------------------------------------------------------------------------------------
                          1,929,833     20,607,541    3,960,215     43,023,478   1,019,620    10,061,659   2,212,979    22,272,730
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                (1,224,145)   (12,987,602)  (2,078,959)   (22,587,955)    (98,540)     (977,007)    (94,086)     (949,795)
  Class B                   (49,003)      (519,245)     (34,851)      (379,111)    (21,864)     (212,786)    (14,108)     (142,462)
  Class C                  (133,100)    (1,397,410)    (401,917)    (4,351,297)    (70,783)     (691,923)    (55,487)     (556,453)
  Class R                    (2,245)       (24,128)      (8,327)       (90,628)   (436,469)   (4,312,105)   (770,575)   (7,739,438)
-----------------------------------------------------------------------------------------------------------------------------------
                         (1,408,493)   (14,928,385)  (2,524,054)   (27,408,991)   (627,656)   (6,193,821)   (934,256)   (9,388,148)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                521,340   $  5,679,156    1,436,161   $ 15,614,487     391,964   $ 3,867,838   1,278,723   $12,884,582
===================================================================================================================================

                                                                                     Massachusetts Insured
                                                                     ---------------------------------------------------
                                                                          Six Months Ended            Year Ended
                                                                               8/31/99                  2/28/99
                                                                     -------------------------  ------------------------
                                                                         Shares        Amount     Shares        Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                               169,685   $ 1,757,574    306,475   $ 3,240,290
  Class B                                                                15,556       161,229     99,734     1,058,079
  Class C                                                                20,472       214,561     41,194       436,072
  Class R                                                               131,126     1,348,859    320,868     3,391,653
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                14,836       154,351     25,691       272,136
  Class B                                                                   650         6,760        740         7,856
  Class C                                                                 2,350        24,422      4,745        50,126
  Class R                                                                95,697       997,001    191,284     2,026,906
-----------------------------------------------------------------------------------------------------------------------
                                                                        450,372     4,664,757    990,731    10,483,118
-----------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                               (63,348)     (655,630)   (94,783)   (1,003,330)
  Class B                                                               (15,348)     (158,628)    (7,593)      (79,870)
  Class C                                                               (25,637)     (266,410)    (9,956)     (105,092)
  Class R                                                              (234,723)   (2,439,801)  (469,182)   (4,972,838)
-----------------------------------------------------------------------------------------------------------------------
                                                                       (339,056)   (3,520,469)  (581,514)   (6,161,130)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                            111,316   $ 1,144,288    409,217   $ 4,321,988
=======================================================================================================================

3. Distributions to Shareholders
The Funds declared dividend distributions from their tax-exempt net investment income which were paid October 1, 1999, to shareholders of record on September 9, 1999, as follows:

                                                                                                          Massachusetts
                                                                Connecticut          Massachusetts              Insured
------------------------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                            $.0440                 $.0410               $.0420
  Class B                                                             .0375                  .0350                .0355
  Class C                                                             .0390                  .0365                .0370
  Class R                                                             .0460                  .0425                .0435
========================================================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended August 31, 1999, were as follows:

                                                                                                          Massachusetts
                                                                Connecticut          Massachusetts              Insured
------------------------------------------------------------------------------------------------------------------------
Purchases:
  Long-term municipal securities                                $30,135,936             $6,490,830           $2,924,380
  Short-term municipal securities                                 2,000,000              2,500,000              500,000
Sales:
  Long-term municipal securities                                 20,080,269              2,616,009            2,174,744
  Short-term municipal securities                                 2,000,000              1,700,000                   --
========================================================================================================================

At August 31, 1999, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At February 28, 1999, the Funds' last fiscal year end, Connecticut and Massachusetts had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                       Connecticut        Massachusetts
------------------------------------------------------------------------------------------------------------------------
Expiration year:
    2003                                                                                 $ 810,300            $  12,393
    2004                                                                                        --              507,247
    2005                                                                                        --              156,261
------------------------------------------------------------------------------------------------------------------------
Total                                                                                    $ 810,300            $ 675,901
========================================================================================================================

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1999, were as follows:

                                                                                                                     Massachusetts
                                                                         Connecticut           Massachusetts               Insured
-----------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                                           $10,568,065           $ 3,548,788             $ 2,856,084
  depreciation                                                            (2,631,920)           (1,864,450)             (1,207,662)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                              $ 7,936,145           $ 1,684,338             $ 1,648,422
===================================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trusts' investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets                                                                                            Management Fee
-----------------------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                                              .5500 of 1%
For the next $125 million                                                                                               .5375 of 1
For the next $250 million                                                                                               .5250 of 1
For the next $500 million                                                                                               .5125 of 1
For the next $1 billion                                                                                                 .5000 of 1
For net assets over $2 billion                                                                                          .4750 of 1
===================================================================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of Massachusetts and .975 of 1% of the average daily net assets of Massachusetts Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1999, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                                                                                                     Massachusetts
                                                                         Connecticut           Massachusetts               Insured
-----------------------------------------------------------------------------------------------------------------------------------
Sales charges collected                                                    $ 120,304                $ 27,691              $ 30,746
Paid to authorized dealers                                                   108,752                  27,691                26,753
===================================================================================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                                                                     Massachusetts
                                                                         Connecticut           Massachusetts               Insured
-----------------------------------------------------------------------------------------------------------------------------------
Commission advances                                                        $ 238,572                 $ 69,673              $ 8,435
===================================================================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1999, the Distributor retained such 12b-1 fees as follows:

                                                                                                                     Massachusetts
                                                                         Connecticut           Massachusetts               Insured
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 fees retained                                                         $ 86,456                $ 26,962               $ 9,045
===================================================================================================================================

The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions for during the six months ended August 31, 1999, as follows:

                                                                                                                     Massachusetts
                                                                         Connecticut           Massachusetts               Insured
-----------------------------------------------------------------------------------------------------------------------------------
CDSC retained                                                               $ 24,505                 $ 8,611               $ 7,058
===================================================================================================================================

7. Composition of Net Assets
At August 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                                                     Massachusetts
                                                                         Connecticut           Massachusetts               Insured
-----------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                         $235,518,705             $95,809,050           $67,678,261
Balance of undistributed net investment income                                42,915                  94,576                64,937
Accumulated net realized gain (loss) from investment transactions         (1,243,742)               (602,898)               67,675
Net unrealized appreciation of investments                                 7,936,145               1,684,338             1,648,422
-----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                              $242,254,023             $96,985,066           $69,459,295
===================================================================================================================================

               Financial Highlights (Unaudited)



               Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                          Investment Operations                   Less Distributions
                                 -------------------------------------      ------------------------------
                                                      Net
CONNECTICUT                                     Realized/
                                               Unrealized
                     Beginning          Net       Invest-                      Net                               Ending
                           Net      Invest-          ment                   Invest-                                 Net
Year Ended               Asset         ment          Gain                      ment   Capital                     Asset       Total
February 28/29,          Value   Income (a)        (Loss)        Total       Income     Gains        Total        Value  Return (b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (7/87)**
  2000 (f)              $10.90         $.27        $.(55)       $(.28)       $(.26)       $--       $(.26)       $10.36      (2.57)%
  1999                   10.85          .53          .06          .59         (.54)        --        (.54)        10.90       5.51
  1998                   10.51          .56          .34          .90         (.56)        --        (.56)        10.85       8.75
  1997 (c)               10.23          .42          .28          .70         (.42)        --        (.42)        10.51       6.96
  1996 (d)               10.38          .57         (.14)         .43         (.58)        --        (.58)        10.23       4.18
  1995 (d)               10.17          .58          .22          .80         (.59)        --        (.59)        10.38       8.21
Class B (2/97)
  2000 (f)               10.88          .22         (.53)        (.31)        (.23)        --        (.23)        10.34      (2.93)
  1999                   10.83          .46          .05          .51         (.46)        --        (.46)        10.88       4.77
  1998                   10.51          .48          .32          .80         (.48)        --        (.48)        10.83       7.76
  1997 (e)               10.53          .04         (.02)         .02         (.04)        --        (.04)        10.51        .19
Class C (10/93)**
  2000 (f)               10.88          .24         (.55)        (.31)        (.23)        --        (.23)        10.34      (2.85)
  1999                   10.83          .48          .05          .53         (.48)        --        (.48)        10.88       4.94
  1998                   10.49          .50          .34          .84         (.50)        --        (.50)        10.83       8.17
  1997 (c)               10.22          .38          .27          .65         (.38)        --        (.38)        10.49       6.43
  1996 (d)               10.36          .52         (.14)         .38         (.52)        --        (.52)        10.22       3.71
  1995 (d)               10.16          .53          .20          .73         (.53)        --        (.53)        10.36       7.53
Class R (2/97)
  2000 (f)               10.93          .28         (.54)        (.26)        (.28)        --        (.28)        10.39      (2.46)
  1999                   10.87          .56          .06          .62         (.56)        --        (.56)        10.93       5.83
  1998                   10.51          .58          .36          .94         (.58)        --        (.58)        10.87       9.17
  1997 (e)               10.55          .01         (.05)        (.04)          --         --          --         10.51       (.38)
====================================================================================================================================

                                                         Ratios/Supplemental Data
                        ----------------------------------------------------------------------------------------
                                                              Ratio                           Ratio
                                                             of Net                          of Net
                                           Ratio of      Investment        Ratio of      Investment
                                           Expenses       Income to        Expenses       Income to
                                         to Average         Average      to Average         Average
                          Ending         Net Assets      Net Assets      Net Assets      Net Assets
                             Net     Before Credit/  Before Credit/   After Credit/   After Credit/    Portfolio
                          Assets         Reimburse-      Reimburse-      Reimburse-      Reimburse-     Turnover
                           (000)               ment            ment         ment(a)         ment(a)         Rate
----------------------------------------------------------------------------------------------------------------
Class A (7/87)**
  2000 (f)              $208,760              .87%*            4.90%*          .85%*          4.92%*           8%
  1999                   220,721              .89              4.89            .86            4.92             7
  1998                   216,436              .85              5.15            .78            5.22            12
  1997 (c)               209,873             1.02*             5.18*           .79*           5.41*           20
  1996 (d)               202,219             1.03              5.23            .74            5.52            24
  1995 (d)               203,210             1.03              5.54            .73            5.84            25
Class B (2/97)
  2000 (f)                14,534             1.64*             4.14*          1.60*           4.18*            8
  1999                    11,223             1.64              4.14           1.61            4.17             7
  1998                     3,713             1.61              4.34           1.52            4.43            12
  1997 (e)                   102             1.59*             6.61*          1.12*           7.08*           20
Class C (10/93)**
  2000 (f)                17,762             1.43*             4.35*          1.40*           4.38*            8
  1999                    16,198             1.44              4.34           1.41            4.37             7
  1998                    11,586             1.41              4.59           1.33            4.67            12
  1997 (c)                 7,087             1.57*             4.65*          1.34*           4.88*           20
  1996 (d)                 7,243             1.58              4.67           1.29            4.96            24
  1995 (d)                 5,536             1.58              4.97           1.28            5.27            25
Class R (2/97)
  2000 (f)                 1,198              .67*             5.10*           .65*           5.12*            8
  1999                       979              .69              5.10            .66            5.13             7
  1998                       590              .66              5.29            .57            5.38            12
  1997 (e)                    --               --             10.97*            --           10.97*           20
================================================================================================================

*   Annualized.
** Information included prior to the nine months ended February 28, 1997, reflects the financial highlights of Flagship Connecticut Double Tax Exempt.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) For the nine months ended February 28.
(d) For the fiscal year ended May 31.
(e) From commencement of class operations as noted.
(f) For the six months ended August 31, 1999.

               Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                          Investment Operations                   Less Distributions
                                 -------------------------------------      ------------------------------
                                                      Net
MASSACHUSETTS                                   Realized/
                                               Unrealized
                     Beginning          Net       Invest-                      Net                             Ending
                           Net      Invest-          ment                   Invest-                               Net
Year Ended               Asset         ment          Gain                      ment   Capital                   Asset         Total
February 28/29,          Value   Income (a)        (Loss)        Total       Income     Gains        Total      Value    Return (b)
-----------------------------------------------------------------------------------------------------------------------------------

Class A (9/94)
  2000 (d)              $10.07         $.25         $(.48)       $(.23)       $(.24)      $--        $(.24)    $ 9.60       (2.28)%
  1999                   10.08          .51          (.01)         .50         (.51)       --         (.51)     10.07        5.05
  1998                    9.89          .52           .19          .71         (.52)       --         (.52)     10.08        7.38
  1997                    9.94          .53          (.07)         .46         (.51)       --         (.51)      9.89        4.73
  1996                    9.56          .51           .39          .90         (.52)       --         (.52)      9.94        9.62
  1995 (c)                9.54          .25           .03          .28         (.26)       --         (.26)      9.56        3.05

Class B (3/97)
  2000 (d)               10.10          .21          (.48)        (.27)        (.21)       --         (.21)      9.62       (2.73)
  1999                   10.10          .43           .01          .44         (.44)       --         (.44)     10.10        4.40
  1998 (c)                9.88          .45           .22          .67         (.45)       --         (.45)     10.10        6.93

Class C (10/94)
  2000 (d)               10.02          .22          (.47)        (.25)        (.22)       --         (.22)      9.55       (2.56)
  1999                   10.02          .45            --          .45         (.45)       --         (.45)     10.02        4.62
  1998                    9.83          .47           .19          .66         (.47)       --         (.47)     10.02        6.85
  1997                    9.89          .45          (.08)         .37         (.43)       --         (.43)      9.83        3.90
  1996                    9.51          .44           .39          .83         (.45)       --         (.45)      9.89        8.87
  1995 (c)                9.28          .19           .25          .44         (.21)       --         (.21)      9.51        4.86

Class R (12/86)
  2000 (d)               10.05          .26          (.48)        (.22)        (.25)       --         (.25)      9.58       (2.20)
  1999                   10.05          .52           .01          .53         (.53)       --         (.53)     10.05        5.36
  1998                    9.86          .54           .19          .73         (.54)       --         (.54)     10.05        7.60
  1997                    9.91          .54          (.06)         .48         (.53)       --         (.53)      9.86        4.99
  1996                    9.54          .54           .38          .92         (.55)       --         (.55)      9.91        9.80
  1995                    9.94          .54          (.40)         .14         (.54)       --         (.54)      9.54        1.64
===================================================================================================================================

                                                         Ratios/Supplemental Data
                        -------------------------------------------------------------------------------------------------
                                                                Ratio                               Ratio
                                                               of Net                              of Net
                                           Ratio of        Investment          Ratio of        Investment
                                           Expenses         Income to          Expenses         Income to
                                         to Average           Average        to Average           Average
                          Ending         Net Assets        Net Assets        Net Assets        Net Assets
                             Net     Before Credit/    Before Credit/     After Credit/     After Credit/       Portfolio
                          Assets         Reimburse-        Reimburse-        Reimburse-        Reimburse-        Turnover
                           (000)               ment              ment           ment(a)           ment(a)            Rate
-------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)               $16,663              1.01%*             4.90%*             .95%*            4.96%*             3%
  1999                    15,134              1.02               4.94               .95              5.01              10
  1998                     9,291              1.00               5.20               .95              5.25              17
  1997                     7,200              1.01               5.22               .99              5.24              10
  1996                     4,290              1.17               5.04              1.00              5.21               6
  1995 (c)                 1,067              1.87*              4.88*             1.00*             5.75*             17

Class B (3/97)
  2000 (d)                 3,749              1.78*              4.13*             1.70*             4.21*              3
  1999                     3,226              1.77               4.23              1.71              4.29              10
  1998 (c)                   763              1.77*              4.41*             1.70*             4.48*             17

Class C (10/94)
  2000 (d)                 5,364              1.57*              4.35*             1.50*             4.42*              3
  1999                     3,696              1.57               4.41              1.50              4.48              10
  1998                     1,924              1.55               4.64              1.50              4.69              17
  1997                       913              1.74               4.50              1.73              4.51              10
  1996                       638              2.24               3.96              1.75              4.45               6
  1995 (c)                   147              3.40*              3.46*             1.75*             5.11*             17

Class R (12/86)
  2000 (d)                71,209               .81*              5.09*              .75*             5.15*              3
  1999                    75,750               .82               5.12               .75              5.19              10
  1998                    72,934               .80               5.40               .75              5.45              17
  1997                    72,912               .77               5.46               .75              5.48              10
  1996                    76,773               .82               5.42               .75              5.49               6
  1995                    71,568               .77               5.75               .75              5.77              17
=========================================================================================================================

* Annualized.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.
(d) For the six months ended August 31, 1999.

                Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                           Investment Operations                     Less Distributions
                                   ------------------------------------      ---------------------------------
                                                       Net
MASSACHUSETTS INSURED                            Realized/
                                                Unrealized
                      Beginning           Net      Invest-                       Net                             Ending
                            Net       Invest-         ment                   Invest-                                Net
Year Ended                Asset          ment         Gain                      ment     Capital                  Asset   Total
February 28/29,           Value    Income (a)       (Loss)        Total       Income       Gains         Total    Value  Return(b)
----------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)               $10.59          $.25       $(.52)       $(.27)       $(.25)         $--        $(.25)   $10.07     (2.59)%
  1999                    10.57           .51         .02          .53         (.51)          --         (.51)    10.59      5.09
  1998                    10.38           .52         .19          .71         (.52)          --         (.52)    10.57      7.04
  1997                    10.49           .53        (.12)         .41         (.52)          --         (.52)    10.38      4.02
  1996                    10.06           .51         .44          .95         (.52)          --         (.52)    10.49      9.59
  1995 (c)                10.03           .25         .04          .29         (.26)          --         (.26)    10.06      2.99
Class B (3/97)
  2000 (d)                10.59           .21        (.52)        (.31)        (.21)          --         (.21)    10.07     (2.96)
  1999                    10.57           .43         .02          .45         (.43)          --         (.43)    10.59      4.32
  1998 (c)                10.36           .44         .21          .65         (.44)          --         (.44)    10.57      6.45
Class C (9/94)
  2000 (d)                10.56           .22        (.51)        (.29)        (.22)          --         (.22)    10.05     (2.78)
  1999                    10.54           .45         .02          .47         (.45)          --         (.45)    10.56      4.51
  1998                    10.35           .46         .19          .65         (.46)          --         (.46)    10.54      6.45
  1997                    10.47           .45        (.13)         .32         (.44)          --         (.44)    10.35      3.17
  1996                    10.04           .43         .44          .87         (.44)          --         (.44)    10.47      8.80
  1995 (c)                 9.91           .20         .14          .34         (.21)          --         (.21)    10.04      3.52
Class R (12/86)
  2000 (d)                10.59           .26        (.51)        (.25)        (.26)          --         (.26)    10.08     (2.41)
  1999                    10.57           .53         .01          .54         (.52)          --         (.52)    10.59      5.26
  1998                    10.38           .54         .19          .73         (.54)          --         (.54)    10.57      7.23
  1997                    10.50           .54        (.12)         .42         (.54)          --         (.54)    10.38      4.16
  1996                    10.06           .54         .44          .98         (.54)          --         (.54)    10.50      9.99
  1995                    10.45           .55        (.39)         .16         (.55)          --         (.55)    10.06      1.77
==================================================================================================================================

                                                       Ratios/Supplemental Data
                           --------------------------------------------------------------------------------------
                                                             Ratio                           Ratio
                                                            of Net                          of Net
                                          Ratio of      Investment        Ratio of      Investment
                                          Expenses       Income to        Expenses       Income to
                                        to Average         Average      to Average         Average
                            Ending      Net Assets      Net Assets      Net Assets      Net Assets
                               Net  Before Credit/  Before Credit/   After Credit/   After Credit/      Portfolio
                            Assets      Reimburse-      Reimburse-      Reimburse-      Reimburse-       Turnover
                             (000)            ment            ment         ment(a)         ment(a)           Rate
-----------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)                 $11,884            1.01%*          4.82%*           .99%*          4.84%*            3%
  1999                      11,208            1.01            4.77            1.01            4.77             11
  1998                       8,679            1.03            4.98            1.03            4.98             23
  1997                       7,459            1.04            5.02            1.04            5.02             10
  1996                       5,291            1.09            4.92            1.07            4.94              1
  1995 (c)                   1,956            1.36*           5.13*           1.15*           5.34*            10
Class B (3/97)
  2000 (d)                   1,579            1.77*           4.06*           1.74*           4.09*             3
  1999                       1,650            1.75            4.03            1.75            4.03             11
  1998 (c)                     666            1.80*           4.20*           1.80*           4.20*            23
Class C (9/94)
  2000 (d)                   1,566            1.57*           4.27*           1.54*           4.30*             3
  1999                       1,675            1.56            4.22            1.56            4.22             11
  1998                       1,293            1.58            4.43            1.58            4.43             23
  1997                         957            1.78            4.29            1.78            4.29             10
  1996                         706            1.81            4.20            1.81            4.20              1
  1995 (c)                     338            2.07*           4.41*           1.90*           4.58*            10
Class R (12/86)
  2000 (d)                  54,430             .80*           5.03*            .79*           5.04*             3
  1999                      57,281             .81            4.97             .81            4.97             11
  1998                      56,707             .83            5.18             .83            5.18             23
  1997                      57,076             .80            5.26             .80            5.26             10
  1996                      60,102             .81            5.21             .81            5.21              1
  1995                      57,137             .79            5.54             .79            5.54             10
=================================================================================================================

* Annualized.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.
(d) For the six months ended August 31, 1999.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family
of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

   The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

   Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

   Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


[Photo of John Nuveen, Sr.
appears here]

John Nuveen, Sr.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com


                                                                      VSA-1-8-99

                                             August 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds

Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds

[Picture Appears Here]

Dependable, tax-free income to help you keep more of what you earn.

California
California Insured


Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

    Contents

 1  Dear Shareholder

 3  From the Portfolio Manager's Perspective

 6  Nuveen California Municipal Bond Fund
    Spotlight

 7  Nuveen California Insured Municipal Bond
    Fund Spotlight

 8  Portfolio of Investments

16  Statement of Net Assets

17  Statement of Operations

18  Statement of Changes in Net Assets

19  Notes to Financial Statements

24  Financial Highlights

DEAR
Shareholder


At this writing, we're just months away from the much-talked-about millennium. Besides trying to decide where we want to be when the clock strikes midnight, this whole event puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we thought we would have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium. Briefly, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.
     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.
     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. We expect January 3, 2000, the first business day of the year, to be "business as usual."
     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to ensure that the financial industry makes a smooth transition. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.
     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.
     While we cannot anticipate all possibilities, our systems are in place, and we look forward to helping you achieve your financial goals in the new millennium.

     I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during the last 12 months, September 1, 1998, through August 31, 1999.

[Picture Appears Here]
Timothy R. Schwertfeger
Chairman of the Board

"All efforts to safeguard critical systems are right on schedule at Nuveen."


                                                        SEMIANNUAL REPORT page 1

"Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan."

     Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

    . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;
    . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to pre-empt this inflation threat, the Federal Reserve has twice moved to raise the federal funds rate by a quarter-point -- to 5.25% -- since the end of June. And in its October meeting, the group adopted a bias to tighten, although it took no action at that time. The upward adjustments to this rate, which represent the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.

     At the end of August 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93.1%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds -- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from the internet at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
October 18, 1999

SEMIANNUAL REPORT page 2

NUVEEN CALIFORNIA MUNICIPAL BOND FUND
NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services
(NIAS), a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the funds' performance for the one-year period ended August 31, 1999, James Lumberg, director of income funds at Nuveen, spoke with Portfolio Manager Bill Fitzgerald of NIAS.

We'd like to point out to shareholders of Nuveen California Insured Municipal Bond Fund that they received an increase in their monthly tax-free dividend, which became effective with the August 9th declaration paid September 1st. The dividend increase, which amounts to about $0.0010 per share, reflects an increase in the fund's net income, a result of the portfolio manager's ability to identify yield-enhancing opportunities in the current market environment.

                                        -- James Lumberg, director, income funds

JIM Everybody's talking about the new Internet Age and how the economy is going to be forever transformed. Since California's Silicon Valley is generally considered to be at the center of all this activity, what does that mean for California's economy?

BILL There's no question that Northern California's economy is increasingly driven by the booming Silicon Valley and the "dot.com" Internet companies that are making multi-millionaires out of college kids and sending the Bay Area real estate market into the stratosphere. But there are other good things about California as well. Southern California is now broadly diversified and no longer reliant on aerospace. Despite the Asian economic crisis in 1998 and the state's reliance on the export market, statewide employment grew by 4% in 1998.

       Reflecting the strengthening business climate, Standard & Poor's Corp. increased the state's credit rating in August from A+ to AA-, following similar moves by Moody's Investors Service and Fitch IBCA. In addition, the state has established a "rainy-day" fund in case the economy does slow down.

       Another pleasant surprise was that next year's budget was adopted on time this year, which typically doesn't happen.

JIM We've recently seen interest rates begin to inch up after a few years of watching interest rates move lower. How has this shift affected the California municipal bond market?

BILL Typically, in a rising interest rate environment, municipalities are reluctant to issue long-term debt and pay the higher interest costs. In addition, refunding activity of older debt is lower in a rising interest rate environment. Consequently, California municipal bond issuance was down 17.7% compared with last year, which mirrored the national trend. Nationally, municipal bond issuance was down 23%.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/sm/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 .  A commitment to exhaustive research
 .  An active, value-oriented investment style
 .  The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen California Municipal Bond and Nuveen California Insured Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended August 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                        SEMIANNUAL REPORT page 3

"The rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the funds' dividend-paying capability."

JIM Given the varying credit quality in the state, how did you manage the fund during the period?

BILL California is one of the largest and most liquid bond markets in the country providing a wide selection of lower quality bonds that offer higher yields. We depend on our research team members to determine which bonds have an acceptable risk/return trade-off for our funds.

The improving California economy and credit rating has boosted the prospects for lower rated bonds in Nuveen California Municipal Bond Fund. As a result, we purchased $8.9 million Foothill Eastern Transportation Corridor Agency bonds, the proceeds of which will be used to build a toll road in Orange County. The bonds, which are rated BBB- by S&P, have outperformed the market during the period.

     Other investments include non-rated tax assessment bonds that are issued to develop residential communities as well as public power projects. These types of bonds, which comprise 15% of the assets of Nuveen California Insured Municipal Bond Fund, outperformed the general California bond market. It is typical for lower-quality bonds to outperform when the general economy is improving.

     An example of a non-rated tax assessment bond purchased for Nuveen California Municipal Bond Fund during the period is the California Statewide Communities Development Authority for the Rio Bravo Fresno Project due in 2018.

     In addition, the rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the funds' dividend-paying capability.

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the year fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset any current gains, or be carried forward for up to eight years to offset future gains.

     At August 31, 1999, Nuveen California Municipal Bond Fund's credit breakdown was as shown to the right.

     Because it is insured, Nuveen California Insured Municipal Bond Fund carries a AAA credit rating.

NUVEEN CALIFORNIA MUNICIPAL BOND FUND

Top Five Sectors

  Tax Obligation (Limited)  28%
  ----------------------------
  Housing (Multifamily)     18%
  ----------------------------
  U.S. Guaranteed           16%
  ----------------------------
  Health Care                9%
  ----------------------------
  Utilities                  8%
  ----------------------------


As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

Top Five Sectors

  Tax Obligation (Limited)  28%
  ----------------------------
  U.S. Guaranteed           27%
  ----------------------------
  Tax Obligation (General)   9%
  ----------------------------
  Housing (Single family)    9%
  ----------------------------
  Housing (Multifamily)      8%
  ----------------------------

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.

NUVEEN CALIFORNIA MUNICIPAL BOND FUND

Bond Credit Quality

[Pie Chart Appears Here]

AAA/U.S. Guaranteed..42%
AA................... 7%
A....................11%
BBB/NR...............40%

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.

SEMIANNUAL REPORT page 4

JIM How did the funds perform for the one-year period ended August 31, 1999?

BILL While there are long-term positive implications for how we've positioned the funds in this rising interest-rate environment, in the short-term, the one-year period, Nuveen California Municipal Bond Fund reported a loss of 0.21% for the period, measured as total return on net asset value. Comparatively, the Lipper California Municipal Bond Fund category reported an average loss of 1.49%.*

     Nuveen California Municipal Bond Fund shareholders in the 37.5% combined federal and state income tax bracket would have had to earn a total return of 2.80% on a taxable investment to have earned the equivalent of their fund's one-year tax-exempt total return. As of August 31, 1999, the fund's SEC 30-day yield was 4.72%. For investors in the combined 37.5% federal and state income tax bracket, that is equivalent to a yield of 7.55% on a taxable investment.

     Nuveen California Insured Municipal Bond Fund reported a loss of 0.92% for the one-year period and a gain of 5.06% for the three-year period. The funds in the Lipper California Insured Municipal Bond Fund category returned an average loss of 1.45% for the same period.**

     Nuveen California Insured Municipal Bond Fund shareholders in the 37.5% combined federal and state income tax bracket would have had to earn 1.95% on a taxable investment to have earned the equivalent of their fund's one-year tax-exempt return. As of August 31, 1999, the fund's SEC 30-day yield was 4.13%. For investors in the combined 37.5% federal and state income tax bracket, that is equivalent to a yield of 6.61% on a taxable investment.

JIM What is your outlook and strategy for Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund?

BILL Relying on our Nuveen research team members, we will continue to look for attractively priced bonds offering higher yields for Nuveen California Municipal Bond Fund. We will also search for areas of the market that have been out of favor such as municipal bonds issued by real estate investment trusts. Also, we will sell positions such as non-rated bonds backed by assessment districts for real estate development that have performed well.

     As for Nuveen California Insured Municipal Bond Fund, we will continue to invest in California's large supply of insured long-term municipal bond funds and focus on maintaining a stable dividend that is exempt from federal and state income taxes.

     In a high tax state such as California, we believe that municipal bonds represent a very attractive option for investors searching for current income exempt from federal and local income taxes. In other words, for investors wanting to keep more of what they earn.

"We will search for areas of the market that have been out of favor such as municipal bonds issued by real estate investment trusts."

* The Lipper Peer Group return represents the average annualized total return of the 106 funds in the Lipper California Municipal Debt Category for the one-year period ended August 31, 1999. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** The Lipper Peer Group return represents the average annualized total return of the 23 funds in the Lipper California Insured Municipal Debt Category for the one-year period ended August 31, 1999. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.


                                                        SEMIANNUAL REPORT page 5

NUVEEN CALIFORNIA MUNICIPAL BOND FUND

Fund Spotlight as of August 31, 1999

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

Quick Facts

                                   A Shares    B Shares    C Shares    R Shares
NAV                                  $10.39      $10.38      $10.39      $10.41
-------------------------------------------------------------------------------
Fund Symbol                           NCAAX         N/A       NCACX       NCSPX
-------------------------------------------------------------------------------
CUSIP                             67065N100   67065N209   67065N308   67065N407
-------------------------------------------------------------------------------
Inception Date                         9/94        3/97        9/94        7/86
-------------------------------------------------------------------------------

Total Returns (Annualized)+

                              A Shares          B Shares    C Shares    R Shares
                           NAV        Offer        NAV         NAV         NAV
1-Year                   -0.21%      -4.39%      -0.93%      -0.76%       0.10%
-------------------------------------------------------------------------------
1-Year TER*               2.80%      -1.50%       1.64%       1.91%       3.25%
-------------------------------------------------------------------------------
5-Year                    5.98%       5.07%       5.27%       5.35%       6.29%
-------------------------------------------------------------------------------
5-Year TER*               9.16%       8.22%       8.01%       8.15%       9.62%
-------------------------------------------------------------------------------
10-Year                   6.52%       6.06%       5.96%       5.81%       6.80%
-------------------------------------------------------------------------------
10-Year TER*              9.93%       9.46%       9.02%       8.79%      10.37%
-------------------------------------------------------------------------------

+ Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a combined federal and state tax rate of 37.5%.)

Tax-Free Yields

                                  A Shares        B Shares   C Shares   R Shares
                               NAV       Offer       NAV        NAV        NAV
Distribution Rate             5.20%      4.98%      4.45%      4.62%      5.42%
-------------------------------------------------------------------------------
SEC 30-Day Yield              4.72%      4.52%      3.97%      4.17%      4.92%
-------------------------------------------------------------------------------
Taxable Equivalent Yield      7.55%      7.23%      6.35%      6.67%      7.87%

Monthly Tax-Free Dividends (Class A Shares)/./

[BAR CHART APPEARS HERE]

 9/98     .4450
10/98     .4450
11/98     .4450
12/98     .4450
          -----
 1/99     .0450
 2/99     .0450
 3/99     .0450
 4/99     .0450
 5/99     .0450
 6/99     .0450
 7/99     .0450
 8/99     .0450

****

Morningstar Rating/TM/++
Overall rating among 1,591
municipal bond funds as
of 8/31/99

Portfolio Statistics

Total Net Assets     $270.7 million
-----------------------------------
Average Effective
Maturity                18.83 years
-----------------------------------
Average Duration               8.08
-----------------------------------

/./ The fund also paid shareholders capital gains in November of $0.0482 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 8/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four stars for the three-year period. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receives four stars. The fund was rated among 1,591 funds for the three-year period.

SEMIANNUAL REPORT page 6

NUVEEN CALIFORNIA INSURED MUNICIPAL BOND FUND

Fund Spotlight as of August 31, 1999

Quick Facts

                                   A Shares    B Shares    C Shares    R Shares
NAV                                  $10.51      $10.52      $10.44      $10.50
-------------------------------------------------------------------------------
Fund Symbol                           NCAIX         N/A       NCAKX       NCIBX
-------------------------------------------------------------------------------
CUSIP                             67065N506   67065N605   67065N704   67065N803
-------------------------------------------------------------------------------
Inception Date                         9/94        3/97        9/94        7/86
-------------------------------------------------------------------------------

Total Returns (Annualized)+

                              A Shares          B Shares    C Shares    R Shares
                           NAV        Offer        NAV         NAV         NAV
1-Year                   -0.92%      -5.10%      -1.67%      -1.52%      -0.67%
1-Year TER*               1.95%      -2.35%       0.73%       1.00%       2.31%
5-Year                    5.77%       4.86%       4.99%       5.00%       5.99%
5-Year TER*               8.84%       7.91%       7.60%       7.68%       9.20%
10-Year                   6.64%       6.18%       6.02%       5.85%       6.88%
10-Year TER*              9.91%       9.43%       8.94%       8.69%      10.29%

+ Class R shares returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a combined federal and state tax rate of 37.5%.)

Tax-Free Yields

                                  A Shares        B Shares   C Shares   R Shares
                               NAV       Offer       NAV        NAV        NAV
Distribution Rate             5.02%      4.81%      4.22%      4.43%      5.20%
SEC 30-Day Yield              4.13%      3.96%      3.38%      3.58%      4.33%
Taxable Equivalent Yield      6.61%      6.34%      5.41%      5.73%      6.93%

Monthly Tax-Free Dividends (Class A Shares)/./

[BAR CHART APPEARS HERE]

10/98     .0440
11/98     .0440
12/98     .0440
 1/99     .0440
          -----
 2/99     .0430
 3/99     .0430
 4/99     .0430
 5/99     .0430
 6/99     .0430
 7/99     .0430
 8/99     .0430
          -----
 9/99     .0445


/./ The fund also paid shareholders capital gains in November of $0.0079 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Statistics

Total Net Assets    $238.1 million
----------------------------------
Average Effective
Maturity               17.61 years
----------------------------------
Average Duration              7.41
----------------------------------

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

                                                        SEMIANNUAL REPORT page 7

        Portfolio of Investments (Unaudited)
        Nuveen California Municipal Bond Fund
        August 31,1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 3.8%

$   960,000    California Educational Facilities Authority, Pooled College and               4/07 at 102        Baa2     $  982,454
                University Projects Revenue Bonds, Series 1997B (Southern California
                College of Optometry), 6.300%, 4/01/21

  1,500,000    Certificates of Participation, California Statewide Community                12/06 at 105         N/R      1,586,370
                Development Authority, San Diego Space and Science Foundation,
                Series 1996, 7.500%, 12/01/26 The Regents of the University of
                California, 1993 Refunding Certificates of Participation (UCLA
                Central Chiller/ Cogeneration Facility):

  3,500,000      5.600%, 11/01/20                                                           11/03 at 102         Aa3      3,442,180
  4,335,000      6.000%, 11/01/21                                                           11/03 at 102         Aa3      4,393,566
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care - 9.0%

                California Health Facilities Financing Authority, Insured Health
                Facility Revenue Bonds (Small Facilities Pooled Loan Program), 1994 Series B:
  3,000,000      7.400%, 4/01/14                                                             4/05 at 102         AA-      3,338,730
  3,635,000      7.500%, 4/01/22                                                             4/05 at 102         AA-      4,115,547

  3,750,000     California Health Facilities Financing Authority, Insured Revenue            8/06 at 102         AAA      3,841,613
                 Bond (Sutter/CHS), 5.875%, 8/15/16

  5,370,000     California Health Facilities Financing Authority, Hospital                   5/03 at 102          A-      5,339,284
                 Revenue Bonds (Downey Community Hospital), Series 1993, 5.750%, 5/15/15

  3,380,000     California Health Facilities Financing Authority, Kaiser                    12/00 at 102           A      3,576,040
                 Permanente Revenue Bonds, 1990 Series A, 7.000%, 12/01/10

  1,755,000     Central Joint Powers Health Financing Authority, Certificates of             2/03 at 100        Baa1      1,523,779
                 Participation, Series 1993 Community Hospital of Central California),
                 5.000%, 2/01/23

  2,475,000     City of Loma Linda, California, Hospital Revenue Bonds (Loma                12/03 at 102         N/R      2,493,414
                 Linda University Medical Center Project), Series 1993-A,
                 6.000%, 12/01/06
-----------------------------------------------------------------------------------------------------------------------------------
                Housing/Multifamily - 17.7%

  6,570,000     California Housing Finance Agency, Multifamily Housing Revenue               8/06 at 102         AAA      6,770,254
                 Bonds II, 1996 Series A, 6.050%, 8/01/27

                California Statewide Communities Development Authority, Apartment
                 Development Revenue Refunding Bonds (Irvine Apartment Communities,
                 L.P.), Series 1998A:
   7,950,000     5.250%, 5/15/25 (Mandatory put 5/15/13)                                     7/08 at 101         BBB      7,648,695
   1,500,000     5.100%, 5/15/25 (Mandatory put 5/15/10)                                     7/08 at 101         BBB      1,440,060

   2,905,000    California Statewide Communities Development Authority, Senior               6/06 at 100         AAA      3,029,799
                 Lien Multifamily Housing Revenue Bonds (Monte Vista Terrace),
                 Series 1996A, 6.375%, 9/01/20

   3,000,000    City of Duarte, Multifamily Housing Revenue Bonds, 1997 Series A            11/07 at 102         AAA      2,999,730
                 (Heritage Park Apartments), 5.850%, 5/01/30 (Alternative Minimum Tax)

   4,605,000    The Community Redevelopment Agency of the City of Los Angeles,               6/05 at 105         AAA      5,137,476
                 California, Multifamily Housing Revenue Refunding Bonds, 1995
                 Series A (Angelus Plaza Project), 7.400%, 6/15/10

   4,500,000    The City of Los Angeles, Multifamily Housing Revenue Bonds                   7/07 at 102         AAA      4,509,540
                 (Earthquake Rehabilitation Project), Series 1997C, 5.900%,
                 1/01/30 (Alternative Minimum Tax)

   3,285,000    City of Riverside, California, Multifamily Housing Revenue Bonds             7/02 at 100         AAA      3,366,337
                 (Fannie Mae Pass-through Certificate Program/Birchwood Park Apartment
                 Project), Series 1992A, 6.500%, 1/01/18

   4,005,000    City of Riverside, California, Multifamily Housing Revenue Bonds             7/02 at 100         AAA      4,104,164
                 (Fannie Mae Pass-through Certificate Program/Palm Shadows Apartments
                 Project), 1992 Series A, 6.500%, 1/01/18

   2,000,000    County of Riverside (California), Mobile Home Park Revenue Bonds             3/09 at 102         N/R      1,895,280
                 (Bravo Mobile Home Park Project), Series 1999B, 5.900%, 3/20/29



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily (continued)

 $2,080,000    City of Salinas, California, Housing Facility Refunding Revenue Bonds,        7/04 at 102         AAA     $2,188,014
                 Series 1994A (GNMA Collateralized - Villa Serra Project), 6.500%, 7/20/17

  2,000,000    San Dimas Housing Authority, Mobile Home Park Revenue Bonds                   7/08 at 102         N/R      1,881,540
                 (Charter Oak Mobile Home Estates Acquisition Project),
                 Series 1998A, 5.700%, 7/01/28

  3,000,000    Housing Authority of the County of Santa Cruz, Multifamily                    7/00 at 102         AAA      3,108,270
                Housing Refunding Revenue Bonds, Series 1990A (Fannie Mae
                Collateralized), 7.750%, 7/01/23
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.0%

  2,250,000    California Housing Finance Agency, Home Mortgage Revenue                      2/07 at 102         AAA      2,272,320
                 Bonds, 1997 Series B, 6.100%, 2/01/28 (Alternative Minimum Tax)

  4,750,000    California Housing Finance Agency, Home Mortgage Revenue                      8/05 at 102         AAA      4,916,250
                 Bonds, 1995 Series F, 5.950%, 8/01/14

 33,500,000    California Housing Finance Agency, Home Mortgage Revenue                      8/09 at 100         AAA      5,564,015
                 Bonds, 1999 Series F, 0.000%, 2/01/30 (Alternative Minimum Tax)

  2,850,000    California Rural Home Mortgage Finance Authority, Single                     No Opt. Call         AAA      3,145,488
                 Family Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series A, 7.000%, 9/01/29 (Alternative Minimum Tax)

  1,950,000    County of San Bernardino (California), Single Family Home                 5/07 at 22 9/16         AAA        278,226
                 Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                 1997 Series A, 0.000%, 5/01/31 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 4.9%

  9,000,000    Revenue Refunding Certificates of Participation (American                    10/07 at 102         BBB      8,435,520
                 Baptist Homes of the West Facilities Project), Series 1997A,
                 5.850%, 10/01/27

  2,500,000    California Statewide Communities Development Authority,                      11/04 at 102         AA-      2,659,700
                 Certificates of Participation (Solheim Lutheran Home), 6.500%, 11/01/17

  2,000,000    Chico (California), Redevelopment Agency, Insured                             2/01 at 102         AA-      2,073,180
                 Certificates of Participation (Sierra Sunrise Lodge), Series 1991A,
                 Walker Senior Housing Corporation VII, 6.750%, 2/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 0.7%

               Petaluma Joint High School District (Sonoma County, California), General
               Obligation Bonds, Election of 1992, Series C:
  4,220,000      0.000%, 8/01/20                                                        8/04 at 38 13/32         AAA      1,207,511
  2,080,000      0.000%, 8/01/21                                                          8/04 at 36 1/8         AAA        559,042
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 28.1%

  4,825,000    Certificates of Participation (1991 Financing Project), County of Alameda,    9/06 at 102         AAA      4,971,921
                 California, Alameda County Public Facilities Corporation, 6.000%, 9/01/21

  1,365,000    City of Brea (California), Community Facilities District No. 1997-1, Olinda   3/06 at 102         N/R      1,308,284
                 Heights Public Improvements), 1998 Special Tax Bonds, 5.875%, 9/01/28

  7,000,000    Brea Redevelopment Agency (Orange County, California), 1993 Tax Allocation    8/03 at 102         AAA      6,940,640
                 Refunding Bonds (Redevelopment Project AB), 5.500%, 8/01/17

               Brentwood Infrastructure Financing Authority, CIFP 98-1 Infrastructure Revenue
               Bonds, Series 1998 (Contra Costa County, California):
  1,225,000      5.750%, 9/02/18                                                             9/99 at 103         N/R      1,172,509
  2,440,000      5.875%, 9/02/28                                                             9/99 at 103         N/R      2,338,594

               Brentwood Infrastructure Financing Authority, CIFP 99-1 Infrastructure Revenue
               Bonds, Series 1999 (Contra Costa County, California):
  1,675,000      6.000%, 9/02/22                                                             9/00 at 103         N/R      1,637,229
  1,500,000      6.000%, 9/02/29                                                             9/00 at 103         N/R      1,452,420

  2,000,000    Carson Redevelopment Agency (California), Redevelopment                      10/03 at 102        BBB+      2,017,600
                 Project Area No. 1, Tax Allocation Bonds, Series 1993, 6.000%, 10/01/16

  2,500,000    Fontana Public Financing Authority (San Bernardino County,                    9/00 at 102         BBB      2,589,750
                 California), Tax Allocation Revenue Bonds (North Fontana Redevelopment
                 Project), 1990 Series A, 7.250%, 9/01/20

          Portfolio of Investments (Unaudited)
          Nuveen California Municipal Bond Fund (continued)
          August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

 $2,250,000   Grossmont Union High School District (California), Certificates                9/08 at 102         AAA     $2,258,190
                of Participation (1997 Facility Bridge Funding Program), 5.750%,
                9/01/26 (WI)

  2,000,000    La Mirada Redevelopment Agency (California), Community Facilities            10/08 at 102         N/R      1,882,880
                 District No.89-1 (Civic Theatre Project), 1998 Refunding Special
                 Tax Bonds (Tax Increment Contribution), 5.700%, 10/01/20

  1,260,000    Marysville Community Development Agency (California), Marysville              3/02 at 102        Baa3      1,334,529
                 Plaza Project, 1992 Tax Allocation Refunding Bonds, 7.250%, 3/01/21

  6,240,000    City of Milpitas, Limited Obligation Improvement Bonds, Local                 9/99 at 103         N/R      5,873,899
                 Improvement District No. 20, 1998 Series A (Santa Clara County,
                 California), 5.700%, 9/02/18

  1,590,000    City of Ontario (San Bernardino County, California), Limited                  9/99 at 103         N/R      1,651,692
                 Obligation Improvement Bonds, Assessment District No. 100C
                 (California Commerce Center Phase III), 8.000%, 9/02/11

  4,300,000    Orange County Development Agency, Santa Ana Heights Project Area,             9/03 at 102         BBB      4,340,721
                 1993 Tax Allocation Revenue Bonds (California), 6.125%, 9/01/23

  2,000,000    Community Facilities District No. 88-1 of the City of Poway,                  8/08 at 102         N/R      2,113,340
                 California (Parkway Business Centre), Special Tax Refunding Bonds,
                 Series 1998, 6.750%, 8/15/15

  1,645,000    City of Rancho Cucamonga, Assessment District No. 93-1 (Masi                  9/99 at 103         N/R      1,635,081
                 Plaza), Limited Obligation Improvement Bonds, 6.250%, 9/02/22

  1,360,000    Redding Joint Powers Financing Authority, Lease Revenue Bonds                 6/03 at 102           A      1,399,780
                 (Capital Improvement Projects), Series 1993, 6.250%, 6/01/23

  1,000,000    County of Sacramento (California), Laguna Creek Ranch/Elliott                12/07 at 102         N/R        946,810
                 Ranch Community Facilities District No. 1, Improvement Area No. 1,
                 Special Tax Refunding Bonds (Laguna Creek Ranch), 5.700%, 12/01/20

  2,300,000    Limited Obligation Refunding Bonds, City of Salinas, Consolidated             9/99 at 103         N/R      2,384,686
                 Refunding District 94-3, Series No. A-181, Monterey County, California,
                 7.400%, 9/02/09

  5,000,000    City and County of San Francisco, Redevelopment Financing                     8/03 at 103           A      4,617,850
                 Authority, 1993 Series C, Tax Allocation Revenue Bonds (San Francisco
                 Redevelopment Projects), 5.125%, 8/01/18

  7,090,000    Redevelopment Agency of the City of San Marcos, Tax Allocation               10/07 at 102          A-      7,027,750
                 Bonds (1997 Affordable Housing Project), Series 1977A, 6.000%, 10/01/27
                 (Alternative Minimum Tax)

  4,000,000    Shafter Joint Powers Financing Authority, Lease Revenue Bonds,                1/07 at 101          A2      4,072,360
                 1997 Series A (Community Correctional Facility Acquisition Project),
                 6.050%, 1/01/17

  1,000,000    City of Stockton, Mello-Roos Revenue Bonds, Series 1997A,                     8/05 at 102         N/R      1,005,830
                 Community Facilities District No. 90-2 (Brookside Estates),
                 6.200%, 8/01/15

  4,225,000    City of Stockton (California), Limited Obligation Refunding                  No Opt. Call         N/R      4,026,679
                 Improvement Bonds, Weber/Sperry Ranches Assessment District, Series 22,
                 5.650%, 9/02/13

  2,000,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series             1/07 at 101          A2      2,036,180
                 A (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17

  1,100,000    County of Tulare (California), Certificates of Participation                 11/02 at 102          A3      1,211,727
                 (1992 Financing Project), Series B, Tulare County Public Facilities
                 Corporation, 6.875%, 11/15/12

  2,000,000    Vallejo Public Financing Authority, 1998 Limited Obligation                  No Opt. Call         N/R      1,945,860
                 Revenue Bonds (Fairgrounds Drive Assessment District Refinancing),
                 5.700%, 9/02/11
------------------------------------------------------------------------------------------------------------------------------------
               Transportation - 5.7%

  5,000,000    California Statewide Communities Development Authority, Special              10/07 at 102        Baa3      4,650,100
                 Facilities Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33
                 (Alternative Minimum Tax)

  7,150,000    Foothill/Eastern Transportation Corridor Agency (California),                 1/05 at 100        BBB-      6,165,660
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

  8,900,000    Foothill/Eastern Transportation Corridor Agency (California),                 1/14 at 101        BBB-      4,699,645
                 Toll Road Refunding Revenue Bonds, Series 1999, 0.000%, 1/15/28


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 15.5%

  $1,500,000   Insured Certificates of Participation (Channing House),                       1/01 at 102      N/R***      $1,588,725
                 Series 1991A, ABAG Finance Authority for Nonprofit Corporations,
                 7.125%, 1/01/21 (Pre-refunded to 1/01/01)

   2,035,000   Certificates of Participation (1991 Capital Improvement                      10/01 at 102      Baa***       2,207,710
                 Project), Bella Vista Water District (California), 7.375%, 10/01/17
                 (Pre-refunded to 10/01/01)

   2,000,000   California Health Facilities Financing Authority, Health Facility Revenue    10/00 at 102      N/R***       2,117,880
                 Bonds (Sisters of Providence), Series 1990, 7.500%, 10/01/10
                 (Pre-refunded to 10/01/00)

   8,470,000   State Public Works Board of the State of California, Lease                   10/02 at 102         AAA       9,274,142
                 Revenue Bonds (The Trustees of the California State University), 1992
                 Series A (Various California State University Projects), 6.700%,
                 10/01/71 (Pre-refunded to 10/01/02)

   3,000,000   California Statewide Communities Development Authority, Certificates of       7/04 at 102       AA***       3,337,380
                 Participation, St. Joseph Health System Obligated Group, 6.500%, 7/01/15
                 (Pre-refunded to 7/01/04)

   2,000,000   Hospital Revenue Certificates of Participation (Desert Hospital               7/00 at 102         AAA       2,112,840
                 Corporation Project), Series 1990 (California), 8.100%, 7/01/20
                 (Pre-refunded to 7/01/00)

   1,950,000   East Bay Municipal Utility District (Alameda and Contra Costa Counties,       6/00 at 102         AAA       2,044,751
                 California), Water System Subordinated Revenue Bonds, Series 1990,
                 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

   4,000,000   East Bay Municipal Utility District (Alameda and Contra  Costa Counties,     12/01 at 102         AAA       4,283,880
                 California), Water System Subordinated Revenue Bonds, Series 1991,
                 6.375%, 6/01/21 (Pre-refunded to 12/01/01)

   2,505,000   Harbor Department of the City of Los Angeles (California),                   No Opt. Call         AAA       3,079,547
                 Revenue Bonds, Issue of 1988, 7.600%, 10/01/18

   4,595,000   Los Angeles County Public Works Finance Authority, Revenue                   10/04 at 102       AA***       5,053,627
                 Bonds, Series 1994A (Los Angeles County Regional Park and Open Space
                 District), 6.125%, 10/01/10 (Pre-refunded to 10/01/04)

   2,000,000   Certificates of Participation (1990 Financing Project), Sonoma County         7/00 at 102       A+***       2,100,720
                 Office of Education, 7.375%, 7/01/20 (Pre-refunded to 7/01/00)

   4,200,000   Certificates of Participation (Capital Improvement Program), 1996 Series A,   2/06 at 102         AAA       4,623,691
                 County of Tulare, California, 6.000%, 2/15/16 (Pre-refunded to 2/15/06)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 7.5%

   9,000,000   California Pollution Control Financing Authority, Solid Waste                 7/07 at 102         N/R       9,363,960
                 Disposal Revenue Bonds (CanFibre of Riverside Project), Tax-Exempt Series
                 1997A, 9.000%, 7/01/19 (Alternative Minimum Tax)

   3,000,000   California Statewide Communities Development Authority, Certificates of      12/04 at 102         N/R       2,916,960
                 Participation Refunding (Rio Bravo Fresno Project), 1999 Series A, 6.300%,
                 12/01/18

   6,645,000   Merced Irrigation District (California), 1998 Revenue Certificates of         3/03 at 102         N/R       6,376,941
                 Participation (1998 Electric System Project), 5.800%, 3/01/15

   1,660,000   Salinas Valley Solid Waste Authority, Revenue Bonds, Series 1997, 5.800%,     8/02 at 102         BBB       1,581,781
                 8/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$302,660,000   Total Investments - (cost $261,702,294) - 98.9%                                                           267,598,119
============------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.1%                                                                        3,064,796
               ---------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $270,662,915
               =====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI)  Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen California Insured Municipal Bond Fund
August 31,1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 1.9%

 $4,500,000    California Educational Facilities Authority, Revenue Bonds                   10/06 at 102         AAA     $4,621,725
                 (University of San Francisco), Series 1996, 6.000%, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
               Health Care - 5.7%

  5,000,000    California Health Facilities Authority, Kaiser Permanente                    10/01 at 101           A      4,953,750
                 Medical Care Program, Semiannual Tender Revenue Bonds,
                 1983 Tender Bonds, 5.450%, 10/01/13
  8,500,000    California Statewide Communities Development Authority,                       8/02 at 102         AAA      8,710,800
                 Sutter Health Obligated Group, Certificates of Participation,
                 6.125%, 8/15/22

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 7.6%

  6,340,000    California Housing Finance Agency, Housing Revenue Bonds                      2/02 at 102         AAA      6,625,871
                 (Insured), 1991 Series B, 6.850%, 8/01/23

  2,545,000    California Housing Finance Agency, Multifamily Housing                        8/06 at 102         AAA      2,622,572
                 Revenue Bonds II, 1996 Series A, 6.050%, 8/01/27

  3,685,000    The Community Redevelopment Agency of the City of Los                         6/05 at 105         AAA      4,111,097
                 Angeles, California, Multifamily Housing
                 Revenue Refunding Bonds, 1995 Series A (Angelus Plaza
                 Project), 7.400%, 6/15/10

  2,555,000    City of Napa, Mortgage Revenue Refunding Bonds, Series 1992A                  7/02 at 102         AAA      2,668,698
               (FHA-Insured Mortgage Loan - Creekside Park Apartments Project),
               6.625%, 7/01/24

  2,000,000    City of Napa, Mortgage Revenue Refunding Bonds, Series 1994A                  7/04 at 101         AAA      2,097,580
               (FHA-Insured Mortgage Loan - Creekside Park II Apartments
               Project), 6.625%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 8.6%

  4,750,000    California Housing Finance Agency, Single Family Mortgage                     2/07 at 102         Aaa      4,845,333
                 Bonds II, 1997 Series A, 6.050%, 8/01/26 (Alternative Minimum Tax)

  5,000,000    California Housing Finance Agency, Home Mortgage Revenue                      8/07 at 102         AAA      5,092,750
                 Bonds, 1997 Series E, 6.100%, 8/01/29 (Alternative Minimum Tax)

  5,000,000    California Housing Finance Agency, Home Mortgage Revenue                      8/05 at 102         AAA      5,175,000
                 Bonds, 1995 Series F, 5.950%, 8/01/14

  1,500,000    California Housing Finance Agency, Home Mortgage Revenue                      2/06 at 102         AAA      1,533,480
               Bonds, 1996 Series E, 6.150%, 8/01/25 (Alternative Minimum Tax)

 22,755,000    California Housing Finance Agency, Home Mortgage Revenue                      8/09 at 100         AAA      3,779,378
                 Bonds, 1999 Series F, 0.000%, 2/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.6%

  5,000,000    State of California, Various Purpose General Obligation                       4/03 at 102         AAA      4,978,950
                 Bonds, 5.500%, 4/01/19

  2,000,000    State of California, General Obligation Bonds, 4.750%, 2/01/24                2/09 at 101         AAA      1,742,760

  5,000,000    State of California, Veterans General Obligation Bonds,                      12/03 at 102         AAA      4,852,850
               Series BH, 5.500%, 12/01/24 (Alternative Minimum Tax)

               Golden West Schools Financing Authority (California),
               1998 Revenue Bonds, Series A (School District General
               Obligation Refunding Program):
  1,520,000      0.000%, 2/01/18                                                        8/13 at 75 29/32         AAA        523,108
  2,560,000      0.000%, 8/01/18                                                          8/13 at 73 3/8         AAA        851,661
  1,500,000      0.000%, 2/01/19                                                        8/13 at 70 15/16         AAA        479,775
  2,650,000      0.000%, 8/01/19                                                         8/13 at 68 9/16         AAA        819,327
  2,755,000      0.000%, 8/01/20                                                        8/13 at 63 27/32         AAA        791,098
  1,430,000      0.000%, 2/01/21                                                        8/13 at 61 11/16         AAA        395,710
  2,855,000      0.000%, 8/01/21                                                          8/13 at 59 5/8         AAA        763,284

______
12



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

$ 3,000,000    Sanger Unified School District (Fresno, California), 1999                    No Opt. Call         AAA   $  3,021,540
                General Obligation Refunding Bonds, 5.600%, 8/01/23

  3,040,000    Sulphur Springs Union School District (County of Los Angeles,                No Opt. Call         AAA      1,259,229
                California), General Obligation Bonds, Election of 1991
                Series A, 0.000%, 9/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 28.1%

  4,825,000    Certificates of Participation (1991 Financing Project), County                9/06 at 102         AAA      4,971,921
                of Alameda, California, Alameda County Public Facilities Corporation,
                6.000%, 9/01/21

  2,000,000    County of Alameda, California, 1998 Certificates of Participation, Alameda    6/03 at 101         AAA      1,905,160
                County Medical Center Project, 5.300%, 6/01/26

 20,000,000    Anaheim Public Financing Authority, Lease Revenue Bonds                      No Opt. Call         AAA      2,978,200
                (Anaheim Public Improvements Project), Subordinate Lease Revenue
                Bonds, 1997 Series C, 0.000%, 9/01/32

  1,225,000    Redevelopment Agency of the City of Barstow, Central                         No Opt. Call         AAA      1,440,735
                Redevelopment Project Tax Allocation Bonds, 1994 Series A,
                7.000%, 9/01/14

  7,005,000    Big Bear Lake Financing Authority (San Bernardino County,                     8/05 at 102         AAA      7,483,231
                California), 1995 Tax Allocation Refunding Revenue Bonds,
                6.300%, 8/01/25

  6,990,000    Chino Unified School District, Certificates of Participation                  9/05 at 102         AAA      7,249,119
                (1995 Master Lease Program), 6.125%, 9/01/26

    850,000    Redevelopment Agency of the City of Concord, Central Concord                  1/00 at 101         AAA        869,567
                Redevelopment Project, Tax Allocation Bonds, Series 1988-2,
                7.875%, 7/01/07

  3,865,000    Fallbrook Sanitary District (San Diego County, California),                   2/01 at 100         AAA      3,976,969
                1991 Certificates of Participation (Wastewater Facilities Refunding
                Project), 6.600%, 2/01/13

  2,500,000    Fontana Public Financing Authority (San Bernardino County,                    9/00 at 102         AAA      2,620,225
                California), Tax Allocation Revenue Bonds (North Fontana Redevelopment
                Project), 1990 Series A, 7.000%, 9/01/10

  3,000,000    Gilroy Unified School District, Santa Clara County,                           9/04 at 102         AAA      3,217,170
                California, Certificates of Participation, Series of 1994,
                6.250%, 9/01/12

  1,000,000    La Quinta Redevelopment Agency, La Quinta Redevelopment                      No Opt. Call         AAA      1,200,020
                Project, Tax Allocation Refunding Bonds, Series 1994 (Project
                Area No. 1), 7.300%, 9/01/12

  7,040,000    Norwalk Community Facilities Financing Authority (Los Angeles                 9/05 at 102         AAA      7,266,477
                County, California), Tax Allocation Refunding Revenue Bonds, 1995
                Series A, 6.050%, 9/01/25

  8,500,000    County of Orange, California, 1996 Recovery Certificates of                   7/06 at 102         AAA      8,724,655
                Participation, Series A, 6.000%, 7/01/26

  8,000,000    Pomona Public Financing Authority (California), 1998 Refunding                2/08 at 102         AAA      7,242,960
                Revenue Bonds, Series W (Southwest Pomona Redevelopment Project),
                5.000%, 2/01/30

               Redevelopment Agency of the City and County of San Francisco, Lease Revenue
               Bonds, Series 1994 (George R. Moscone Convention Center):
  2,250,000    6.800%, 7/01/19                                                               7/04 at 102         AAA      2,469,150
  1,000,000    6.750%, 7/01/24                                                               7/04 at 102         AAA      1,094,280

  2,250,000    Redevelopment Agency of the City of San Jose, Merged Area                     2/04 at 102         AAA      1,963,283
                Redevelopment Project, Tax Allocation Bonds, Series 1993, 4.750%,
                8/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 6.2%

  5,000,000    Airports Commission, City and County of San Francisco,                        5/06 at 101         AAA      4,944,050
                California, San Francisco International Airport, Second Series
                Revenue Bonds, Issue 13B, 5.625%, 5/01/21 (Alternative Minimum Tax)

 35,355,000    San Joaquin Hills Transportation Corridor Agency, Toll Road                  No Opt. Call         AAA      7,697,844
                Refunding Revenue Bonds, Series 1997 A, 0.000%, 1/15/26

  2,000,000    Southern California Rapid Transit District, Certificates of               1/01 at 102 1/2         AAA      2,131,300
                Participation (Workers Compensation Funding Program), 7.500%, 7/01/05

                 Portfolio of Investments (Unaudited)
                 Nuveen California Insured Municipal Bond Fund (continued) August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 27.0%

$ 7,000,000    City of Big Bear Lake, California, 1992 Water Revenue Refunding               4/02 at 102         AAA    $ 7,529,410
                Bonds, 6.375%, 4/01/22 (Pre-refunded to 4/01/02)

  3,525,000    Brea Public Financing Authority (Orange County, California),                  8/01 at 102         AAA      3,789,904
                1991 Tax Allocation Revenue Bonds, Series A (Redevelopment Project AB),
                7.000%, 8/01/15 (Pre-refunded to 8/01/01)

  3,000,000    Calaveras County Water District (California), Certificates of                 5/01 at 102         AAA      3,200,010
                Participation (1991 Ebbetts Pass Water System Improvements Project),
                6.900%, 5/01/16 (Pre-refunded to 5/01/01)

  1,000,000    California Educational Facilities Authority, Revenue Bonds                   11/00 at 102         AAA      1,059,420
                (Pepperdine University), Series 1990, 7.200%, 11/01/15 (Pre-refunded to 11/01/00)

  5,000,000    State Public Works Board of the State of California, Lease                    9/00 at 102         AAA      5,262,900
                Revenue Bonds (Department of Corrections), 1990 Series A (State
                Prison - Madera County), 7.000%, 9/01/09 (Pre-refunded to 9/01/00)

  2,000,000    East Bay Municipal Utility District (Alameda and Contra Costa                 6/00 at 102         AAA      2,097,180
                Counties, California), Water System Subordinated Revenue Bonds,
                Series 1990, 7.500%, 6/01/18 (Pre-refunded to 6/01/00)

  2,000,000    Eastern Municipal Water District (Riverside County, California),              7/01 at 102         AAA      2,128,100
                Water and Sewer Revenue Bonds, Certificates of Participation, Series
                1991, 6.500%, 7/01/20 (Pre-refunded to 7/01/01)

  2,000,000    The City of Los Angeles (California), Los Angeles Convention                  8/00 at 102         AAA      2,102,560
                and Exhibition Center, Certificates of Participation, 1990 Series,
                7.000%, 8/15/21 (Pre-refunded to 8/15/00)

  5,000,000    Los Angeles County Transportation Commission (California), Proposition C      7/02 at 102         AAA      5,386,900
                Sales Tax Revenue Bonds, Second Senior Bonds, Series 1992-A, 6.250%,
                7/01/13 (Pre-refunded to 7/01/02)

  9,500,000    Modesto Irrigation District Financing Authority, Domestic Water               9/02 at 102         AAA     10,220,670
                Project Revenue Bonds, Series 1992A, 6.125%, 9/01/19
                (Pre-refunded to 9/01/02)

  2,500,000    Mt. Diablo Hospital District, Insured Hospital Revenue Bonds,                12/00 at 102         AAA      2,676,800
                1990 Series A, 8.000%, 12/01/11 (Pre-refunded to 12/01/00)

  2,000,000    Mt. Diablo Unified School District, Community Facilities                      8/00 at 102         AAA      2,101,160
                District No. 1, Special Tax Bonds, Series 1990 (Contra Costa County,
                California), 7.050%, 8/01/20 (Pre-refunded to 8/01/00)

  2,000,000    Redevelopment Agency of the City of Pittsburgh, California, Los               8/01 at 103         AAA      2,174,360
                Medanos Community Development Project, Tax Allocation Bonds, Series 1991,
                7.150%, 8/01/21 (Pre-refunded to 8/01/01)

               County of Riverside, California (1994 Desert Justice Facility Project),
                Certificates of Participation:
  3,600,000     6.000%, 12/01/17 (Pre-refunded to 12/01/04)                                 12/04 at 101         AAA      3,924,936
  2,500,000     6.250%, 12/01/21 (Pre-refunded to 12/01/04)                                 12/04 at 101         AAA      2,754,775

  3,000,000    Sacramento Municipal Utility District (California), Electric                  9/01 at 102         AAA      3,203,910
                Revenue Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

  2,500,000    San Bernardino County Transportation Authority, Sales Tax                     3/02 at 102         AAA      2,628,400
                Revenue Bonds (Limited Tax Bonds), 1992 Series A, 6.000%, 3/01/10

  2,000,000    San Diego Regional Building Authority (California), Lease                     1/00 at 102         AAA      2,064,360
                Revenue Bonds, Series 1990A (San Miguel Consolidated Fire Protection
                District Project), General Obligation Bonds, 7.250%, 1/01/20
                (Pre-refunded to 1/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 2.9%

  3,805,000    City of Lodi, California, Electric System Revenue Bonds                       1/09 at 101         AAA      3,737,081
                Certificates of Participation, 1999 Series A, Installment Purchase
                Contract with the Lodi Public Improvement Corporation, 5.500%, 1/15/24 (WI)

  3,000,000    City of Shasta Lake, 1996-2 Certificates of Participation, 6.000%, 4/01/16    4/05 at 102         AAA      3,096,510



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.6%

$  2,500,000   The Metropolitan Water District of Southern California,                       7/06 at 100         AAA   $  2,201,022
                Water Revenue Refunding Bonds, 1996 Series B, 4.750%, 7/01/21

   1,500,000   Public Facilities Financing Authority of the City of San                      5/09 at 101         AAA      1,357,290
                Diego (California), Sewer Revenue Bonds, Series 1999B, 5.000%, 5/15/29

   5,000,000   City of Vallejo Refunding Revenue Bonds, 1996 Series A                        5/06 at 102         AAA      5,080,950
                (Water Improvement Project), 5.875%, 5/01/26
-----------------------------------------------------------------------------------------------------------------------------------
$308,025,000   Total Investments - (cost $230,015,979) - 100.2%                                                         238,542,250
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.2)%                                                                      (473,794)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $238,068,456
               ====================================================================================================================

All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**  Ratings: Using the higher of Standard & Poor's or Moody's rating.
(WI)  Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
August 31, 1999

                                                                                 California
                                                                   California       Insured
-------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $267,598,119  $238,542,250
Cash                                                                1,644,699       815,487
Receivables:
 Interest                                                           4,611,274     3,427,109
 Investments sold                                                      87,550            --
 Shares sold                                                          155,918        82,259
Other assets                                                           24,055        27,253
-------------------------------------------------------------------------------------------
  Total assets                                                    274,121,615   242,894,358
-------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                              2,250,000     3,723,721
 Shares redeemed                                                      221,397       230,335
Accrued expenses:
 Management fees (note 6)                                             124,575       109,905
 12b-1 distribution and service fees (notes 1 and 6)                   22,440        21,365
 Other                                                                136,847       149,467
Dividends payable                                                     703,441       591,109
-------------------------------------------------------------------------------------------
  Total liabilities                                                 3,458,700     4,825,902
-------------------------------------------------------------------------------------------
Net assets (note 7)                                              $270,662,915  $238,068,456
===========================================================================================
Class A Shares (note 1)
Net assets                                                       $ 42,860,810  $ 48,487,924
Shares outstanding                                                  4,125,041     4,612,572
Net asset value and redemption price per share                   $      10.39  $      10.51
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20% of offering price)                $      10.85  $      10.97
===========================================================================================
Class B Shares (note 1)
Net assets                                                       $  9,790,853  $ 11,729,048
Shares outstanding                                                    943,060     1,115,005
Net asset value, offering and redemption price per share         $      10.38  $      10.52
===========================================================================================
Class C Shares (note 1)
Net assets                                                       $ 11,813,759  $  6,812,464
Shares outstanding                                                  1,136,705       652,248
Net asset value, offering and redemption price per share         $      10.39  $      10.44
===========================================================================================
Class R Shares (note 1)
Net assets                                                       $206,197,493  $171,039,020
Shares outstanding                                                 19,817,133    16,293,074
Net asset value, offering and redemption price per share         $      10.41  $      10.50
===========================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended August 31, 1999


                                                                                              California
                                                                            California           Insured
--------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                                $  8,205,525      $  7,053,508
--------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                       753,477           671,101
12b-1 service fees -- Class A (notes 1 and 6)                                   41,489            48,888
12b-1 distribution and service fees -- Class B (notes 1 and 6)                  43,362            49,981
12b-1 distribution and service fees -- Class C (notes 1 and 6)                  42,408            27,040
Shareholders' servicing agent fees and expenses                                 78,264            61,849
Custodian's fees and expenses                                                   41,709            42,091
Trustees' fees and expenses (note 6)                                             2,733             2,518
Professional fees                                                                6,804             5,918
Shareholders' reports -- printing and mailing expenses                          34,989            49,214
Federal and state registration fees                                             12,780             9,991
Portfolio insurance expense                                                         --            13,065
Other expenses                                                                   4,664             4,052
--------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                   1,062,679           985,708
  Custodian fee credit (note 1)                                                 (4,926)           (5,905)
--------------------------------------------------------------------------------------------------------
Net expenses                                                                 1,057,753           979,803
--------------------------------------------------------------------------------------------------------
Net investment income                                                        7,147,772         6,073,705
--------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)         (917,874)         (590,760)
Change in net unrealized appreciation or depreciation of investments       (12,159,888)      (12,772,631)
--------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                           (13,077,762)      (13,363,391)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     $ (5,929,990)     $ (7,289,686)
========================================================================================================

                                 See accompanying notes to financial statements.

               Statement of Changes in Net Assets (Unaudited)


                                                                        California                       California Insured
                                                            ----------------------------------   ----------------------------------
                                                            Six Months Ended        Year Ended   Six Months Ended        Year Ended
                                                                     8/31/99           2/28/99            8/31/99           2/28/99
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                           $  7,147,772      $ 13,330,413       $  6,073,705      $ 11,643,242
Net realized gain (loss) from investment transactions
 (notes 1 and 4)                                                    (917,874)        1,031,974           (590,760)          258,361
Change in net unrealized appreciation or depreciation
 of investments                                                  (12,159,888)         (600,160)       (12,772,631)          847,868
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations             (5,929,990)       13,762,227         (7,289,686)       12,749,471
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
 Class A                                                          (1,032,396)       (1,620,887)        (1,159,478)       (1,920,349)
 Class B                                                            (196,206)         (200,523)          (207,776)         (263,828)
 Class C                                                            (250,408)         (290,569)          (150,331)         (221,918)
 Class R                                                          (5,660,952)      (11,079,070)        (4,437,123)       (9,255,409)
From accumulated net realized gains from investment
 transactions:
 Class A                                                                  --          (153,240)                --           (20,898)
 Class B                                                                  --           (28,610)                --            (3,919)
 Class C                                                                  --           (32,763)                --            (2,848)
 Class R                                                                  --          (951,059)                --           (89,451)
In excess of net realized gains from investment transactions:
 Class A                                                                  --                --                 --           (10,300)
 Class B                                                                  --                --                 --            (1,931)
 Class C                                                                  --                --                 --            (1,404)
 Class R                                                                  --                --                 --           (44,092)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (7,139,962)      (14,356,721)        (5,954,708)      (11,836,347)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                  21,089,664        35,479,670         14,821,817        32,926,505
Net proceeds from shares issued to shareholders due
 to reinvestment of distributions                                  4,156,773         8,761,391          3,402,007         6,965,808
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  25,246,437        44,241,061         18,223,824        39,892,313
Cost of shares redeemed                                          (15,897,280)      (21,081,364)       (15,457,943)      (26,208,534)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions            9,349,157        23,159,697          2,765,881        13,683,779
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                             (3,720,795)       22,565,203        (10,478,513)       14,596,903
Net assets at the beginning of period                            274,383,710       251,818,507        248,546,969       233,950,066
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                 $270,662,915      $274,383,710       $238,068,456      $248,546,969
===================================================================================================================================
Balance of undistributed net investment income at the
 end of period                                                  $    194,665      $    186,855       $    153,488      $     34,491
===================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen California Municipal Bond Fund ("California") and the Nuveen California Insured Municipal Bond Fund ("California Insured") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1999, California and California Insured had when-issued purchase commitments of $2,250,000 and $3,723,721, respectively.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income and net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state personal income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance

California Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                                             California
                                                                        --------------------------------------------------------
                                                                        Six Months Ended 8/31/99           Year Ended 2/28/99
                                                                        ------------------------       -------------------------
                                                                          Shares       Amount            Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                 1,135,044  $ 12,147,542        1,071,388   $ 11,687,908
 Class B                                                                   334,791     3,588,398          501,459      5,481,597
 Class C                                                                   224,703     2,408,204          623,022      6,803,964
 Class R                                                                   275,986     2,945,520        1,052,596     11,506,201
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                    49,246       528,330           91,191        997,733
 Class B                                                                     6,247        66,981            7,826         85,655
 Class C                                                                     9,502       102,043           12,131        132,788
 Class R                                                                   321,369     3,459,419          688,652      7,545,215
--------------------------------------------------------------------------------------------------------------------------------
                                                                         2,356,888    25,246,437        4,048,265     44,241,061
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                  (416,050)   (4,397,854)        (474,337)    (5,180,644)
 Class B                                                                   (73,411)     (770,026)         (46,662)      (508,896)
 Class C                                                                   (47,676)     (511,093)         (57,000)      (622,658)
 Class R                                                                  (955,456)  (10,218,307)      (1,351,198)   (14,769,166)
--------------------------------------------------------------------------------------------------------------------------------
                                                                        (1,492,593)  (15,897,280)      (1,929,197)   (21,081,364)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               864,295  $  9,349,157        2,119,068   $ 23,159,697
================================================================================================================================

                                                                                          California Insured
                                                                        --------------------------------------------------------
                                                                        Six Months Ended 8/31/99           Year Ended 2/28/99
                                                                        ------------------------       -------------------------
                                                                          Shares       Amount            Shares        Amount
--------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   616,012  $  6,703,745        1,478,042   $ 16,416,739
 Class B                                                                   354,850     3,847,531          559,676      6,191,761
 Class C                                                                   132,394     1,431,851          396,536      4,367,453
 Class R                                                                   263,428     2,838,690          537,388      5,950,552
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                    53,206       579,761           92,518      1,026,442
 Class B                                                                     6,335        69,050            7,358         81,754
 Class C                                                                     8,100        87,784           14,226        156,701
 Class R                                                                   244,799     2,665,412          514,952      5,700,911
--------------------------------------------------------------------------------------------------------------------------------
                                                                         1,679,124    18,223,824        3,600,696     39,892,313
--------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                  (318,231)   (3,443,010)        (582,791)    (6,459,540)
 Class B                                                                   (40,843)     (446,404)         (40,526)      (449,360)
 Class C                                                                  (122,523)   (1,315,717)         (70,267)      (773,501)
 Class R                                                                  (947,164)  (10,252,812)      (1,675,268)   (18,526,133)
--------------------------------------------------------------------------------------------------------------------------------
                                                                        (1,428,761)  (15,457,943)      (2,368,852)   (26,208,534)
--------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               250,363  $  2,765,881        1,231,844   $ 13,683,779
================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid October 1, 1999, to shareholders of record on September 9, 1999, as follows:

                                                                                            California      California Insured
--------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
Class A                                                                                       $.0450              $.0440
Class B                                                                                        .0385               .0370
Class C                                                                                        .0400               .0385
Class R                                                                                        .0470               .0455
================================================================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended August 31, 1999, were as follows:

                                    California   California Insured
-------------------------------------------------------------------

Purchases:

 Long-term municipal securities      $42,965,874         $36,224,659
 Short-term municipal securities       1,000,000           1,000,000

Sales:

 Long-term municipal securities       34,271,164          31,550,605
 Short-term municipal securities       1,000,000           3,100,000
====================================================================

At August 31, 1999, the identified cost of investments owned for federal income tax purposes was $261,702,294 for California and $230,028,050 for California Insured.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at August 31, 1999, were as follows:

                                California   California Insured
---------------------------------------------------------------
Gross unrealized:
 appreciation                   $ 9,613,193          $11,460,596
 depreciation                    (3,717,368)          (2,946,396)
----------------------------------------------------------------
Net unrealized appreciation     $ 5,895,825          $ 8,514,200
================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund:

Average Daily Net Assets          Management Fee
------------------------------------------------
For the first $125 million            .5500 of 1%
For the next $125 million             .5375 of 1
For the next $250 million             .5250 of 1
For the next $500 million             .5125 of 1
For the next $1 billion               .5000 of 1
For net assets over $2 billion        .4750 of 1
================================================

The management fee compensates the Advisor for overall investment advisory and administrative services, and general office facilities. The trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of California and .975 of 1% of the average daily net assets of California Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1999, the Distributor collected sales charges on purchases of Class A Shares of approximately $126,600 and $68,700 for California and California Insured, respectively, of which approximately $126,600 and $59,400, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1999, the Distributor compensated authorized dealers directly with approximately $219,000 and $157,400 in commission advances at the time of purchase for California and California Insured, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1999, the Distributor retained approximately $59,700 and $58,500 in such 12b-1 fees for California and California Insured, respectively. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained approximately $13,100 and $22,100 of CDSC on share redemptions for California and California Insured, respectively, during the six months ended August 31, 1999.

7. Composition of Net Assets
At August 31, 1999, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                 California    California Insured
------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                $265,406,787          $230,037,184
Balance of undistributed net investment income                                      194,665               153,488
Accumulated net realized gain (loss) from investment transactions                  (834,362)             (637,122)
Distributions in excess of net realized gains from investment transactions               --               (11,365)
Net unrealized appreciation of investments                                        5,895,825             8,526,271
------------------------------------------------------------------------------------------------------------------
Net assets                                                                     $270,662,915          $238,068,456
==================================================================================================================

              Financial Highlights (Unaudited)


              Selected data for a share outstanding throughout each period:


Class (Inception Date)
                              Investment Operations                                 Less Distributions
                              ---------------------                                -------------------
                                                       Net
CALIFORNIA                                       Realized/
                                               Unrealized
                     Beginning          Net       Invest-                 Net                          Ending
                           Net       Invest-         ment             Invest-                             Net
Year Ended               Asset          ment         Gain                ment      Capital              Asset         Total
February 28/29,          Value      Income(a)       (Loss)    Total     Income       Gains    Total     Value     Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)           $10.89             $.27        $(.50)   $(.23)    $(.27)     $  --      $(.27)    $10.39       (2.15)%
  1999                10.91              .54          .03      .57      (.54)      (.05)      (.59)     10.89        5.28
  1998                10.58              .55          .37      .92      (.55)      (.04)      (.59)     10.91        8.87
  1997                10.58              .55         (.01)     .54      (.54)        --       (.54)     10.58        5.29
  1996                10.10              .55          .47     1.02      (.54)        --       (.54)     10.58       10.36
  1995 (c)            10.21              .27         (.03)     .24      (.28)      (.07)      (.35)     10.10        2.52
Class B (3/97)
  2000 (d)            10.89              .23         (.51)    (.28)     (.23)        --       (.23)     10.38       (2.60)
  1999                10.92              .47          .01      .48      (.46)      (.05)      (.51)     10.89        4.44
  1998 (c)            10.56              .46          .41      .87      (.47)      (.04)      (.51)     10.92        8.39
Class C (9/94)
  2000 (d)            10.90              .24         (.51)    (.27)     (.24)        --       (.24)     10.39       (2.51)
  1999                10.92              .49          .02      .51      (.48)      (.05)      (.53)     10.90        4.70
  1998                10.58              .49          .38      .87      (.49)      (.04)      (.53)     10.92        8.36
  1997                10.58              .47         (.01)     .46      (.46)        --       (.46)     10.58        4.53
  1996                10.10              .47          .47      .94      (.46)        --       (.46)     10.58        9.53
  1995 (c)            10.04              .22          .13      .35      (.22)      (.07)      (.29)     10.10        3.71
Class R (7/86)
  2000 (d)            10.91              .28         (.50)    (.22)     (.28)        --       (.28)     10.41       (2.04)
  1999                10.93              .56          .03      .59      (.56)      (.05)      (.61)     10.91        5.50
  1998                10.61              .57          .36      .93      (.57)      (.04)      (.61)     10.93        8.99
  1997                10.60              .57          .01      .58      (.57)        --       (.57)     10.61        5.67
  1996                10.13              .58          .46     1.04      (.57)        --       (.57)     10.60       10.54
  1995                10.74              .58         (.53)     .05      (.59)      (.07)      (.66)     10.13         .78
=========================================================================================================================

Class (Inception Date)
                                                    Ratios/Supplemental Data
                   -------------------------------------------------------------------------------------------------
                                                           Ratio                                Ratio
                                                          of Net                               of Net
CALIFORNIA                           Ratio of         Investment            Ratio of       Investment
                                     Expenses             Income            Expenses         Income to
                                   to Average          to Average         to Average           Average
                     Ending        Net Assets          Net Assets         Net Assets        Net Assets
                        Net    Before Credit/      Before Credit/      After Credit/      After Credit/     Portfolio
Year Ended            Asset       Reimburse-       Reimburse-             Reimburse-        Reimburse-      Turnover
February 28/29,       (000)             ment             ment               ment (a)          ment (a)          Rate
----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)          $ 42,861            .87%*             5.02%*               .87%*            5.02%*            12%
  1999                36,568            .90               4.97                 .90              4.97              34
  1998                29,125            .90               5.11                 .90              5.11              45
  1997                20,571            .94               5.16                 .94              5.16              74
  1996                12,709           1.00               5.23                 .96              5.27              36
  1995 (c)             3,146           1.41*              5.40*               1.00*             5.81*             32
Class B (3/97)
  2000 (d)             9,791           1.62*              4.28*               1.62*             4.28*             12
  1999                 7,353           1.65               4.23                1.65              4.23              34
  1998 (c)             2,324           1.66*              4.31*               1.66*             4.31*             45
Class C (9/94)
  2000 (d)            11,814           1.42*              4.47*               1.42*             4.47*             12
  1999                10,353           1.45               4.43                1.45              4.43              34
  1998                 4,061           1.45               4.56                1.45              4.56              45
  1997                 1,003           1.67               4.44                1.67              4.44              74
  1996                   684           1.84               4.39                1.71              4.52              36
  1995 (c)               200           2.41*              4.37*               1.75*             5.03*             32
Class R (7/86)
  2000 (d)           206,197            .67*              5.22*                .67*             5.22*             12
  1999               220,109            .71               5.16                 .71              5.16              34
  1998               216,309            .70               5.31                 .70              5.31              45
  1997               214,253            .70               5.41                 .70              5.41              74
  1996               216,390            .71               5.53                 .71              5.53              36
  1995               208,080            .71               5.83                 .71              5.83              32
====================================================================================================================

* Annualized.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.
(d)  For the six months ended August 31, 1999.

Class (Inception Date)
                              Investment Operations                                 Less Distributions
                              ---------------------                                -------------------
                                                      Net
CALIFORNIA INSURED                              Realized/
                                               Unrealized
                     Beginning           Net      Invest-                 Net                            Ending
                           Net       Invest-         ment             Invest-                               Net
Year Ended               Asset          ment         Gain                ment      Capital                Asset       Total
February 28/29,          Value     Income(a)       (Loss)    Total     Income        Gains       Total    Value   Return(b)
---------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)              $11.10          $.26        $(.59)   $(.33)     $(.26)    $     --      $(.26)   $10.51       (3.02)%
  1999                   11.06           .52          .06      .58       (.53)        (.01)**    (.54)    11.10        5.31
  1998                   10.70           .54          .36      .90       (.54)          --       (.54)    11.06        8.66
  1997                   10.76           .55         (.08)     .47       (.53)          --       (.53)    10.70        4.57
  1996                   10.25           .53          .51     1.04       (.53)          --       (.53)    10.76       10.32
  1995 (c)               10.22           .26          .07      .33       (.27)        (.03)      (.30)    10.25        3.33
Class B (3/97)
  2000 (d)               11.11           .22         (.59)    (.37)      (.22)          --       (.22)    10.52       (3.39)
  1999                   11.06           .44          .06      .50       (.44)        (.01)**    (.45)    11.11        4.61
  1998 (c)               10.67           .45          .40      .85       (.46)          --       (.46)    11.06        8.13
Class C (9/94)
  2000 (d)               11.03           .23         (.59)    (.36)      (.23)          --       (.23)    10.44       (3.34)
  1999                   10.98           .46          .06      .52       (.46)        (.01)**    (.47)    11.03        4.81
  1998                   10.63           .47          .35      .82       (.47)          --       (.47)    10.98        7.96
  1997                   10.67           .46         (.05)     .41       (.45)          --       (.45)    10.63        3.99
  1996                   10.15           .45          .51      .96       (.44)          --       (.44)    10.67        9.67
  1995 (c)               10.06           .21          .13      .34       (.22)        (.03)      (.25)    10.15        3.45
Class R (7/86)
  2000 (d)               11.08           .27         (.58)    (.31)      (.27)          --       (.27)    10.50       (2.86)
  1999                   11.04           .54          .06      .60       (.55)        (.01)**    (.56)    11.08        5.49
  1998                   10.68           .56          .36      .92       (.56)          --       (.56)    11.04        8.86
  1997                   10.74           .56         (.07)     .49       (.55)          --       (.55)    10.68        4.81
  1996                   10.23           .56          .50     1.06       (.55)          --       (.55)    10.74       10.63
  1995                   10.67           .56         (.41)     .15       (.56)        (.03)      (.59)    10.23        1.68


                                                    Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------
                                                              Ratio                                Ratio
                                                             of Net                               of Net
CALIFORNIA INSURED                     Ratio of          Investment           Ratio of        Investment
                                       Expenses              Income           Expenses         Income to
                                     to Average          to Average         to Average           Average
                       Ending        Net Assets          Net Assets         Net Assets        Net Assets
                          Net    Before Credit/      Before Credit/      After Credit/     After Credit/      Portfolio
Year Ended              Asset        Reimburse-          Reimburse-         Reimburse-        Reimburse-       Turnover
February 28/29,         (000)              ment                ment           ment (a)          ment (a)           Rate
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)           $ 48,488               .89%*              4.81%*              .89%*             4.81%*          13%
  1999                 47,300               .93                4.72                .93               4.72            25
  1998                 36,203               .90                4.93                .90               4.93            26
  1997                 27,598               .94                5.05                .94               5.05            51
  1996                 17,250               .98                4.99                .97               5.00            38
  1995 (c)              4,753              1.24*               5.26*              1.05*              5.45*           25
Class B (3/97)
  2000 (d)             11,729              1.65*               4.06*              1.64*              4.07*           13
  1999                  8,825              1.68                3.96               1.68               3.96            25
  1998 (c)              2,967              1.66*               4.16*              1.66*              4.16*           26
Class C (9/94)
  2000 (d)              6,812              1.45*               4.25*              1.44*              4.26*           13
  1999                  6,994              1.48                4.17               1.48               4.17            25
  1998                  3,226              1.45                4.37               1.45               4.37            26
  1997                  1,719              1.67                4.32               1.67               4.32            51
  1996                  1,040              1.74                4.23               1.71               4.26            38
  1995 (c)                222              2.44*               4.05*              1.80*              4.69*           25
Class R (7/86)
  2000 (d)            171,039               .69*               5.01*               .69*              5.01*           13
  1999                185,428               .74                4.92                .74               4.92            25
  1998                191,554               .70                5.14                .70               5.14            26
  1997                195,553               .69                5.30                .69               5.30            51
  1996                205,642               .70                5.29                .70               5.29            38
  1995                198,928               .70                5.60                .70               5.60            25
=======================================================================================================================

*    Annualized.
** The amounts shown include distributions in excess of capital gains of $.003 per share.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.
(d)  For the six months ended August 31, 1999.

SERVING

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[Picture Appears Here]
John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com                                                        VSA-3-8-99

                                             August 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds


Extraordinary Talent. Masterful Performance.

Nuveen Municipal Bond Funds

Dependable, tax-free
income to help
you keep more
of what you earn.

[PHOTO APPEARS HERE]


New Jersey
New York
New York Insured


 Featuring Portfolio Management By Nuveen Investment Advisory Services
                                      A Premier Adviser/SM/ for Income Investing

          Contents

 1        Dear Shareholder

 3        Nuveen Flagship New Jersey Municipal Bond Fund Portfolio Manager's
          Perspective

 6        Nuveen Flagship New Jersey Municipal
          Bond Fund Spotlight

 7        Nuveen Flagship New York Municipal Bond Fund and
          Nuveen New York Insured Municipal Bond Fund Portfolio
          Manager's Perspective

10        Nuveen Flagship New York Municipal
          Bond Fund Spotlight

11        Nuveen New York Insured Municipal Bond
          Fund Spotlight

12        Portfolio of Investments

31        Statement of Net Assets

32        Statement of Operations

33        Statement of Changes in Net Assets

35        Notes to Financial Statements

41        Financial Highlights

44        Building a Better Portfolio

45        Fund Information

DEAR

Shareholder



At this writing, we're just months away from the much-talked-about millennium. Besides trying to decide where we want to be when the clock strikes midnight, this whole event puts the concept of time in front of us all. We think: "Where did the time go?"

We think about how old, 25 years ago, we thought we would be when the calendar turned January 1, 2000. (And we realize, now, it is really not that old at all.) We think about all the things we thought we would have accomplished before 1999 became 2000.

Most likely, one of your millennium goals was financial. Whether it was to fully fund your retirement accounts or set up trusts for your grandchildren, the fact you're working with a financial adviser and reading this report are positive signs that you're well on your way to achieving your goal.

I'm pleased to report we're meeting our goals, too. In addition to the goals we have established for each mutual fund we manage, we have had to set goals in preparation for the millennium. Briefly, the year 2000, or Y2K, problem stems from concerns that computers and other date-sensitive systems could malfunction or stop before, on, or after January 1, 2000. Many older systems use a two-digit number to represent a year. To a computer, "00" may mean the year 1900 instead of 2000. If this were to happen, some computers might shut down or not work correctly.

     All efforts to safeguard critical systems are right on schedule at Nuveen. It's a goal we set more than 10 years ago. Nuveen's trading, fund management and pricing -- systems that affect you and your investments -- have been updated or replaced to be able to deal accurately with Y2K.

     We continue to work closely with our service providers, transfer agent, custodian and trustee to monitor the readiness of their systems, as well as address any remaining internal systems issues. We expect January 3, 2000, the first business day of the year, to be "business as usual."

     The Securities and Exchange Commission (SEC), which oversees the securities industry, is also taking significant steps to ensure that the financial industry makes a smooth transition. First, the SEC is requiring all public companies, investment advisers, investment companies and municipal securities issuers to disclose their ability to comply with the Y2K issue.

     In addition, the SEC mandated that tests be conducted on various financial systems to test the ability of exchanges and broker/dealer firms to handle transactions effectively. We participated successfully in those tests.

     While we cannot anticipate all possibilities, our systems are in place, and we look forward to helping you achieve your financial goals in the new millennium.

I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from the portfolio management team for your fund, describing how that team of investment and research professionals directed the portfolio during the past 12 months, September 1, 1998, through August 31, 1999.

                 [PHOTO OF TIMOTHY SCHWERTFEGER APPEARS HERE]

                 Timothy R. Schwertfeger Chairman of the Board

                                "All efforts to
                              safeguard critical
                               systems are right
                                 on schedule
                                  at Nuveen."

  ANNUAL REPORT page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                              resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."

     Over the past 12 months, the U.S. economy has continued to be characterized by robust growth, generally low interest rates and unemployment levels that remain among the lowest in three decades.

     Concerns, however, about the continued pace of the economy's expansion have tested the new paradigm that holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.

     We have entered a different economic environment from that of 12 months ago. This shift has occurred in response to two factors:

     . the Asian financial crisis of 1998 did not produce the slowdown that was widely expected to keep economic growth from becoming overly robust;

     . evidence of accelerating prices, most obvious in the sudden spike in the April 1999 Consumer Price Index, contributed to the reemergence of the specter of inflation, accompanied by predictions of higher interest rates.

     In an effort to pre-empt this inflation threat, the Federal Reserve has twice moved to raise the federal funds rate by a quarter-point -- to 5.25% -- since the end of June. And in its October meeting, the group adopted a bias to tighten, although it took no action at that time. The upward adjustments to this rate, which represents the amount banks charge one another on overnight loans, mark the first increases since March 1997 and stand in sharp contrast to the three reductions made last fall.

     At the end of August 1999, the ratio between long-term municipal yields and 30-year Treasury yields stood at 93.1%, compared with the historical average of 89.6% over the period 1979-1999. For investors, this meant that quality long-term municipal bonds offered yields comparable to those of long Treasury bonds -- even before the tax advantages of municipals were taken into account. On an after-tax basis, municipal bonds continued to present an exceptionally attractive investment option relative to Treasuries.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets are better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.

     For more information on any Nuveen investment, contact your financial adviser for a prospectus, call Nuveen at (800) 621-7227, or download one from the internet at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we look ahead to a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board
October 18, 1999

ANNUAL REPORT  page 2

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective


Nuveen Flagship New Jersey Municipal Bond Fund features portfolio management by Nuveen Investment Advisory Services (NIAS), a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance for the one-year period ended August 31, 1999, James Lumberg, director of income funds at Nuveen, spoke with Portfolio Manager Tom Futrell of NIAS.

JIM We've been enjoying a healthy stock market for quite some time. How does the success and growth of the firms that make Wall Street run, that is, the investment firms, the brokerage houses and all their supporting industries, affect nearby New Jersey's economy?

TOM As you know, some of New Jersey's population commutes to New York City, which has benefited greatly from the success of the financial services industry of Wall Street. That's one reason why New Jersey is a fairly wealthy state, thus driving the demand for tax-free bonds. But the state's economy is also among the most diverse in the nation, with significant growth in the science and technology sectors.

JIM I understand that we had to reduce the dividend slightly in the fund. Why was that necessary?

TOM A number of years ago, we acquired some very high-paying coupon bonds that eventually went into default. As part of its restructuring plan to reduce its financial stress, the issuer retired the bonds, which had been paying 8.375% coupons. In addition to returning 100% of our principal investment in the bonds, the issuer also paid us all overdue interest. Then, we had to turn around and reinvest the money at this year's lower rates -- about 5%. Since we're not earning as much on that money as we were, we can't pay out the same dividend. As a result, effective August 9th, the fund's tax-free dividend was reduced slightly, by $0.0020 per share.


JIM We've recently seen interest rates begin to inch up after a few years of watching interest rates move lower. How has this shift affected the New Jersey municipal bond market?

TOM Typically, in a rising interest rate environment, municipalities are reluctant to issue long-term debt and pay the higher interest costs. In addition, refunding activity of older debt is lower in a rising interest rate environment. However, New Jersey municipal bond issuance was actually up 9% year-to-date compared with the same period in 1998.

   The rise in long-term interest rates provided several attractive opportunities for the fund. Even though most of the bonds sold in the primary market were either insured or carried high credit ratings, many of the bonds represented relatively good values because they improved the fund's overall call protection and total return potential.



Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers(SM) -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser(SM) for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship New Jersey Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended August 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 3

JIM How did you manage the fund during the period, given the rising interest rate environment?

TOM To reduce interest-rate risk -- that is, the risk that bond prices will fall in a rising interest rate environment -- we kept the fund's average "duration" shorter than the average of our peers. By doing so, the portfolio was less sensitive to rising interest rates.

     The rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

     Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the fiscal period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset any current gains, or be carried forward for up to eight years to offset future gains.

JIM  Where did you find value with the low supply of bonds in New Jersey?

TOM To find the very best values, we looked beyond the New Jersey municipal market to Puerto Rico bonds. Because of their triple tax exemption, Puerto Rico bonds can be attractive purchases for state municipal bond funds, as they are extremely liquid and in demand. True, the economy of Puerto Rico is only rated A by Moody's Investors Service and BBB by Standard & Poor's Corp., but many bonds issued in Puerto Rico are insured and thus AAA-rated.

     During the period, we purchased insured Puerto Rico Public Finance Corporation Commonwealth Appropriation Bonds due in 2024. In addition to their excellent credit quality and relatively high yield, the bonds are non-callable, which helps the fund's overall call protection.

JIM While it's great to buy insured bonds, they typically don't offer the highest yields. Where did you look for bonds with higher yields?

TOM We purchased healthcare bonds that offer higher yields relative to other sectors because, as an industry, healthcare has experienced difficulties. Nuveen's research capabilities give us an advantage here. Our research analysts search out good bonds that get unfairly lumped in with a troubled sector.

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND
Top Five Sectors
Tax Obligation (Limited)                   19%
-----------------------------------------------
Tax Obligation (General)                   12%
-----------------------------------------------
Transportation                             12%
-----------------------------------------------
U.S. Guaranteed                            12%
-----------------------------------------------
Health Care                                10%
-----------------------------------------------
As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.

"The rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability."

ANNUAL REPORT page 4

     The fund's overall credit quality is strong. At August 31, 1999, Nuveen Flagship New Jersey Municipal Bond Fund's credit breakdown was as shown to the right.

     The below investment-grade credits are both issued by the Pollution Control Financing Authority of Camden County for a solid waste facility, which received the rating because of a regulatory dispute that we think will be resolved in the company's, and therefore the fund's, favor. In the meantime, the bonds were bought at very attractive yields several years ago, and we are comfortable with the credit as it currently stands.

JIM  How did the fund perform for the one-year period ended August 31, 1999?

TOM While there are long-term positive implications for how we've positioned the fund in this interest-rising environment, in the shorter-term, the one-year period, Nuveen Flagship New Jersey Municipal Bond Fund had a 0.07% loss. The Lipper New Jersey Municipal Bond Fund category reported an average loss of 1.13% for the period.*

     Nuveen Flagship New Jersey Municipal Bond Fund shareholders in the
35.5% combined federal and state income tax bracket would have had to earn 2.62%** on a taxable investment to have an equivalent one-year total return to their fund's. As of August 31, 1999, the fund's SEC 30-day yield was 4.45%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 6.90% on a taxable investment.

JIM  What is your outlook and strategy for the fund?

TOM We continue to search for bonds in a variety of sectors, including education, health care, housing, and utilities, as well as general obligation debt where we can improve the fund's call protection and dividend distribution. Relying on our Nuveen research team members, we will keep looking for attractive lower-rated long-term bonds to improve the fund's incremental yield and dividend income as well as insured long-term municipal bonds for credit quality.


NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed....62%
AA.....................11%
A...................... 9%
BBB/NR.................15%
Below Investment Grade..3%

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.

* The Lipper Peer Group return represents the average annualized total return of the 57 funds in the Lipper New Jersey Municipal Debt Category for the one-year period ended August 31, 1999, and 48 funds for the three-year period. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** Taxable equivalent total return equals a fund's taxable equivalent income (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.


                                                           ANNUAL REPORT  page 5

NUVEEN FLAGSHIP NEW JERSEY MUNICIPAL BOND FUND

Fund Spotlight as of August 31, 1999


Terms To Know

The following are a few terms used throughout this report.

Duration   A measure of the interest rate sensitivity of a fixed-income investment portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV)   The per-share value of a mutual fund, found by
subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield   A standardized calculation that the Securities and Exchange
Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield   The yield that would have to be earned on a
security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield   A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


 Quick Facts

                                      A Shares    B Shares    C Shares    R Shares
NAV                                     $10.12      $10.11      $10.09      $10.12
----------------------------------------------------------------------------------
Fund Symbol                              NNJAX         N/A       NNJCX       NMNJX
----------------------------------------------------------------------------------
CUSIP                                67065N753   67065N746   67065N738   67065N720
----------------------------------------------------------------------------------
Inception Date                            9/94        2/97        9/94       12/91
----------------------------------------------------------------------------------

 Total Returns (Annualized)+
                                   A Shares         B Shares    C Shares    R Shares
                                 NAV     Offer         NAV         NAV         NAV

1-Year                          -0.07%   -4.31%      -0.91%      -0.68%       0.06%
------------------------------------------------------------------------------------
1-Year TER*                      2.62%   -1.72%       1.37%       1.73%       2.88%
------------------------------------------------------------------------------------
5-Year                           5.64%    4.74%       4.88%       4.97%       5.88%
------------------------------------------------------------------------------------
5-Year TER*                      8.54%    7.61%       7.36%       7.54%       8.92%
------------------------------------------------------------------------------------
Since Inception                  6.15%    5.55%       5.40%       5.44%       6.40%
------------------------------------------------------------------------------------
Since Inception TER*             8.99%    8.36%       7.81%       7.90%       9.37%


+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a combined federal and state tax rate of 35.5%.)


 Tax-Free Yields
                       A Shares      B Shares   C Shares    R Shares
                      NAV   Offer      NAV         NAV        NAV

Distribution Rate    4.74%   4.55%      3.98%      4.22%      4.98%
--------------------------------------------------------------------
SEC 30-Day Yield     4.45%   4.26%      3.70%      3.90%      4.65%
--------------------------------------------------------------------
Taxable
Equivalent Yield     6.90%   6.60%      5.74%      6.05%      7.21%

Monthly Tax-Free Dividends (Class A Shares)

       [Bar Chart Appears Here]


 9/98        .0440
10/98        .0440
11/98        .0440
12/98        .0440
 1/99        .0420
 2/99        .0420
 3/99        .0420
 4/99        .0420
 5/99        .0420
 6/99        .0420
 7/99        .0420
 8/99        .0400


Morningstar Rating/TM/++
****
Overall rating among 1,591
municipal bond funds as
of 8/31/99


Portfolio Statistics

Total Net Assets           $122 million
---------------------------------------
Average Effective
Maturity                    17.58 years
---------------------------------------
Average Duration                   8.45
---------------------------------------


Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 8/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four stars for the three-year period. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,591 funds.

ANNUAL REPORT  page 6

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND
NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Flagship New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund feature portfolio management by Nuveen Investment Advisory Services (NIAS), a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the funds' performance for the one-year period ended August 31, 1999, James Lumberg, director of income funds at Nuveen, spoke with Portfolio Manager Paul Brennan of NIAS.

We'd like to point out to shareholders of Nuveen Flagship New York Municipal Bond Fund an increase in their monthly tax-free dividend, which became effective with the August 9th declaration paid September 1st. The dividend increase, which amounts to about $0.0050 per share, reflects a decrease in fund operating expenses due to expense reimbursements made by Nuveen as the fund's investment manager. This change was made in our effort to provide shareholders with stable dividends and competitive performance potential over time.

                                 -- James Lumberg, director, Nuveen income funds

JIM | We've been enjoying a healthy stock market for quite some time. How does the success and growth of the firms that make Wall Street run, that is, the investment firms, the brokerage houses and their supporting industries, affect New York's economy?

PAUL | The state's overall economic performance continues to be driven by New York City, which represents 50% of the state's population. So certainly the state benefits from the success of the financial services industry on Wall Street.

   The city and state are financially healthy. In fact, one rating agency, Fitch IBCA, Inc., upgraded New York City's credit rating to A from A- during the period, citing the city's strengthening financial position and more conservative budgeting procedures.

   However, other areas of New York have continued to lag economically, including Buffalo and Rochester. Overall, the state's unemployment rate of 5.2% as of August 31, 1999, is still above the national average of 4.3%, although it is down from 5.5% a year ago.

JIM | We have recently seen interest rates begin to inch up, after a few years of watching interest rates move lower. Has this shift affected the New York municipal bond market?

PAUL | Yes. Typically, in a rising interest rate environment, municipalities are reluctant to issue long-term debt and pay the higher interest costs. In addition, refunding activity of older debt is lower in a rising interest rate environment. Consequently, New York municipal bond issuance through August 31, 1999, was down 55% compared with last year, significantly greater than issuance nationally, which was down 23% year-to-date through August 31, 1999.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. We call them Premier Advisers/sm/ -- a select group of asset management firms who direct the investment activities of the Nuveen Mutual Funds. Nuveen has chosen them for their rigorously disciplined investment approaches and their focus on consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's Premier Adviser/SM/ for income investing is Nuveen Investment Advisory Services (NIAS). NIAS follows a disciplined, research-driven investment approach to uncover income securities that combine exceptional relative value with above-average return potential. Drawing upon 300 combined years of investment experience, the Nuveen team of portfolio managers and research analysts offers:

 . A commitment to exhaustive research

 . An active, value-oriented investment style

 . The unmatched presence and trading leverage of a market leader.

This disciplined, research-oriented approach has paid off for investors, and is a key investment strategy for Nuveen Flagship New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the one-year period ended August 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

                                                           ANNUAL REPORT  page 7

   The decline can also be partially explained by one unusually large non-recurring transaction in 1998. A $3.5 billion issue by the Long Island Power Authority was the largest municipal issue in history.


JIM Even though New York City received a rating upgrade from Fitch during the period, the state still carries only an A rating, compared with many other states that carry higher quality ratings, such as AA or AAA. How does that affect the municipal bond market in the state?

PAUL New York is one of the largest and most liquid bond markets in the country. Because of the relative lower quality, investors tend to receive higher yields than in other states. We depend on Nuveen's research team members to determine which bonds have an acceptable risk/return trade-off for our funds.

   For instance, a municipality's credit rating depends on many factors. Nassau County, an affluent suburb of New York City, sustained ratings downgrades from Moody's Investors Service, Inc. and Standard & Poor's Corporation. Even though it has a very high income profile and low unemployment, the market's concern is the county's fiscal management, including its reliance on a number of one-time revenue sources and its inability to sell a major hospital in a timely manner.


JIM So, how did you manage the fund during the period given the varying credit quality of issuers in the state, and with interest rates rising?

PAUL Our research led us to be somewhat uncomfortable about Nassau County's credit position, and we have avoided investing in uninsured Nassau County bonds over the past few years. That was a good decision, since we also avoided losses that some of our competitors sustained on those bonds.

   Our acquisition of bonds issued by the New York City Transitional Finance Authority, New York City Municipal Water Finance Authority (AAA insured) and the AAA insured New York Metropolitan Transit Authority bonds represent very strong credits.

   The rising interest rate environment provided the opportunity to buy bonds with higher yields and better call protection, thus strengthening the fund's dividend-paying capability.

   Since bond prices fall in a rising interest rate environment, certain bonds purchased earlier in the fiscal period fell in value. We sold some of these bonds, taking a capital loss that, for tax purposes, can be used to offset any current gains, or be carried forward for up to eight years to offset future gains.

   Of course, because of its insured nature, Nuveen New York Insured Municipal Bond Fund carries a AAA credit rating.



                     "The rising interest rate environment
                                  provided the
             opportunity to buy bonds with higher yields and better
                                call protection,
                               thus strengthening
                                   the fund's
                                dividend-paying
                                  capability."


  NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

  Top Five Sectors


  Tax Obligation (Limited)                         23%
-------------------------------------------------------
  U.S. Guaranteed                                  18%
-------------------------------------------------------
  Education and Civic Organizations                13%
-------------------------------------------------------
  Health Care                                       9%
-------------------------------------------------------
  Utilities                                         9%
-------------------------------------------------------


As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.


  NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

  Top Five Sectors


  U.S. Guaranteed                                  28%
-------------------------------------------------------
  Health Care                                      16%
-------------------------------------------------------
  Education and Civic Organizations                10%
-------------------------------------------------------
  Tax Obligation (General)                          9%
-------------------------------------------------------
  Housing (Multifamily)                             9%
-------------------------------------------------------

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.

ANNUAL REPORT page 8

   At August 31, 1999, Nuveen Flagship New York Municipal Bond Fund's credit breakdown was as shown to the right.

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

Bond Credit Quality

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed  38%
AA                   12%
A                    17%
BBB/NR               33%

As a percentage of total bond holdings as of August 31, 1999. Holdings are subject to change.


JIM  How did the funds perform for the one-year period ended August 31, 1999?

PAUL Nuveen Flagship New York Municipal Bond Fund generated a total return on net asset value of 0.48%, outperforming the Lipper New York Municipal Bond Fund category, which reported an average loss of 1.64%.*

   Nuveen Flagship New York Municipal Bond Fund shareholders in the 35.5% combined federal and state income tax bracket would have had to earn 3.23% on a taxable investment to have an equivalent one-year total return to their fund's.*** As of August 31, 1999, the fund's SEC 30-day yield was 5.02%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 7.78% on a taxable investment.

   While there are long-term positive implications for how we've positioned the fund in this interest-rising environment, in the shorter-term, the one-year period, Nuveen New York Insured Municipal Bond Fund had a 0.16% loss. Comparatively, the funds in the Lipper New York Insured Municipal Bond Fund category reported an average 0.65% loss for the one-year period.**

   Nuveen New York Insured Municipal Bond Fund shareholders in the 35.5% combined federal and state income tax bracket would have had to earn 2.50% on a taxable investment to have an equivalent one-year total return to their fund's.*** As of August 31, 1999, the fund's SEC 30-day yield was 3.99%. For investors in the combined 35.5% federal and state income tax bracket, that is equivalent to a yield of 6.19% on a taxable investment.


JIM What is your outlook for Nuveen Flagship New York Municipal Bond Fund and Nuveen New York Insured Municipal Bond Fund?

PAUL In a high tax state such as New York, we believe that municipal bonds represent a very attractive option for investors searching for current income exempt from federal and local income taxes. We will continue to focus on maintaining a stable dividend that is exempt from federal and state income taxes.

   Relying on the assistance of Nuveen's research, we will continue to look for attractively priced and attractively yielding bonds for both funds. We will also continue to invest in New York's large supply of insured long-term municipal bonds.

   At current rates, we believe that municipal bonds represent a very attractive option for investors searching for current income exempt from federal and local income taxes. In other words, for investors wanting to keep more of what they can earn.

* The Lipper Peer Group return represents the average annualized total return of the 97 funds in the Lipper New York Municipal Debt Category for the one-year period ended August 31, 1999. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

** The Lipper Peer Group return represents the average annualized total return of the 12 funds in the Lipper New York Insured Municipal Debt Category for the one-year period ended August 31, 1999. The return assumes reinvestment of dividends and does not reflect any applicable sales charges.

***Taxable equivalent total return equals a fund's taxable equivalente income
   (based on the combined federal and state tax rate) plus capital gains distributions, if any, plus or minus changes in net asset value.


                                                           ANNUAL REPORT  page 9

NUVEEN FLAGSHIP NEW YORK MUNICIPAL BOND FUND

Fund Spotlight as of August 31, 1999

Quick Facts
                                                A Shares    B Shares    C Shares    R Shares
NAV                                               $10.56      $10.57      $10.59      $10.59
--------------------------------------------------------------------------------------------
Fund Symbol                                        NNYAX       NNYBX       NNYCX       NTNYX
--------------------------------------------------------------------------------------------
CUSIP                                          67065N670   67065N662   67065N654   67065N647
--------------------------------------------------------------------------------------------
Inception Date                                      9/94        2/97        9/94       12/86
--------------------------------------------------------------------------------------------

Total Returns (Annualized)+

                                              A Shares        B Shares    C Shares    R Shares
                                           NAV     Offer        NAV         NAV         NAV
1-Year                                   0.48%     -3.70%      -0.28%      -0.16%       0.61%
---------------------------------------------------------------------------------------------
1-Year TER*                              3.23%     -1.07%       2.03%       2.27%       3.47%
---------------------------------------------------------------------------------------------
5-Year                                   6.23%      5.32%       5.52%       5.65%       6.53%
---------------------------------------------------------------------------------------------
5-Year TER*                              9.20%      8.26%       8.07%       8.27%       9.63%
---------------------------------------------------------------------------------------------
10-Year                                  7.04%      6.58%       6.48%       6.35%       7.32%
---------------------------------------------------------------------------------------------
10-Year TER*                            10.20%      9.72%       9.31%       9.11%      10.62%
---------------------------------------------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a combined federal and state tax rate of 35.5%.)



Tax-Free Yields
                         A Shares        B Shares   C Shares   R Shares
                      NAV     Offer         NAV        NAV        NAV
Distribution Rate    5.68%      5.44%      4.88%      5.10%      5.89%
----------------------------------------------------------------------
SEC 30-Day Yield     5.02%      4.81%      4.27%      4.47%      5.22%
----------------------------------------------------------------------
Taxable
Equivalent Yield     7.78%      7.46%      6.62%      6.93%      8.09%

Monthly Tax-Free Dividends (Class A Shares)
[BAR CHART APPEARS HERE]


 9/98        .0455
10/98        .0455
11/98        .0455
12/98        .0455
 1/99        .0435
 2/99        .0435
 3/99        .0435
 4/99        .0435
 5/99        .0435
 6/99        .0450
 7/99        .0450
 8/99        .0500


Morningstar Rating/TM/++

****
Overall rating among 1,591
municipal bond funds as
of 8/31/99

Portfolio Statistics
Total Net Assets           $258.5 million
-----------------------------------------
Average Effective
Maturity                     17.88 years
-----------------------------------------
Average Duration                    7.50
-----------------------------------------

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

++ The Morningstar rating is an overall rating for the municipal bond category and relates to Class A shares only; other classes may vary. Morningstar proprietary ratings reflect historical risk-adjusted performance as of 8/31/99 and are subject to change every month. Past performance is no guarantee of future results. Ratings are calculated from the fund's three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Class A shares of the fund received four stars for the three-year period. The top 10% of the funds in a broad asset class receive five stars and the next 22.5% receive four stars. The fund was rated among 1,591 funds.

Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


ANNUAL REPORT  page 10

NUVEEN NEW YORK INSURED MUNICIPAL BOND FUND

Fund Spotlight as of August 31, 1999

Quick Facts
                  A Shares    B Shares    C Shares    R Shares
NAV                  $10.25      $10.26      $10.25      $10.26
---------------------------------------------------------------
Fund Symbol           NNYIX       NNIMX       NNYKX       NINYX
---------------------------------------------------------------
CUSIP             67065N639   67065N621   67065N613   67065N597
---------------------------------------------------------------
Inception Date         9/94        2/97        9/94       12/86
---------------------------------------------------------------


Total Returns (Annualized)+
                 A Shares     B Shares  C Shares  R Shares
               NAV    Offer     NAV       NAV       NAV
1-Year       -0.16%   -4.33%   -0.93%    -0.63%     0.01%
----------------------------------------------------------
1-Year TER*   2.50%   -1.77%    1.29%     1.72%     2.77%
----------------------------------------------------------
5-Year        5.51%    4.62%    4.76%     4.88%     5.77%
----------------------------------------------------------
5-Year TER*   8.33%    7.41%    7.16%     7.36%     8.72%
----------------------------------------------------------
10-Year       6.62%    6.16%    6.02%     5.90%     6.88%
----------------------------------------------------------
10-Year TER*  9.62%    9.15%    8.70%     8.52%    10.02%
----------------------------------------------------------

+ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total return.

* Taxable Equivalent Return (Based on a combined federal and state tax rate of 35.5%.)


 Tax-Free Yields

                       A Shares     B Shares  C Shares  R Shares
                     NAV     Offer    NAV        NAV       NAV
Distribution Rate    4.98%   4.77%   4.21%      4.39%     5.15%
----------------------------------------------------------------
SEC 30-Day Yield     3.99%   3.82%   3.24%      3.44%     4.19%
----------------------------------------------------------------
Taxable
Equivalent Yield     6.19%   5.92%   5.02%      5.33%     6.50%


Monthly Tax-Free Dividends (Class A Shares)/./

[Bar Chart appears here]

 9/98        .0435
10/98        .0425
11/98        .0425
12/98        .0425
 1/99        .0425
 2/99        .0425
 3/99        .0425
 4/99        .0425
 5/99        .0425
 6/99        .0425
 7/99        .0425
 8/99        .0435


/./ The fund also paid shareholders capital gains distributions in November of $0.0291 per share.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Statistics

Total Net Assets              $358.6 million
--------------------------------------------
Average Effective Maturity       15.41 years
--------------------------------------------
Average Duration                        5.95
--------------------------------------------


Terms To Know

The following are a few terms used throughout this report.

Duration A measure of the interest rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

Net Asset Value (NAV) The per-share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding.

SEC Yield A standardized calculation that the Securities and Exchange Commission requires mutual funds to use when advertising rates of income return. This standardized rate ensures that investors are comparing "apples to apples" when comparing advertisements from different mutual fund companies.

Taxable Equivalent Yield The yield that would have to be earned on a security to pay as much, after tax, as what is earned from a tax-exempt bond.

Yield A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.


                                                          ANNUAL REPORT  page 11

Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey Municipal Bond Fund
August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.2%

$   250,000    New Jersey Economic Development Authority, Solid Waste Disposal Facility      4/02 at 102         Aa1    $   267,080
                 Revenue Bonds (Garden State Paper Company, Inc. Project), Series 1992,
                 7.125%, 4/01/22 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Capital Goods - 0.2%

    180,000    New Jersey Economic Development Authority, Economic Growth Bonds,            12/02 at 101 1/2     Aa3        190,166
                 Composite Issue, 1992 Second Series A3, 6.550%, 12/01/07 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Consumer Cyclicals - 0.2%

    200,000    New Jersey Economic Development Authority, Economic Development Refunding    No Opt. Call         Aa3        205,748
                 Bonds (Burlington Coat Factory Warehouse of New Jersey, Inc. - 1995
                 Project), 5.400%, 9/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 5.1%

    960,000    New Jersey Economic Development Authority, Economic Development Bonds        No Opt. Call         N/R      1,119,552
                 (Yeshiva Ktana of Passaic - 1992 Project), 8.000%, 9/15/18

    420,000    New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA        436,720
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

  2,230,000    New Jersey Economic Development Authority, School Revenue Bonds               2/08 at 101         N/R      2,097,337
                 (Gill/St. Bernard School), Series 1998, 6.000%, 2/01/25

    805,000    New Jersey Educational Facilities Authority, Trenton State College            1/00 at 100          A+        806,723
                 Issue Revenue Bonds, Series 1976 D, 6.750%, 7/01/08

    140,000    New Jersey Educational Facilities Authority, Seton Hall University            7/01 at 102          A-        148,492
                 Project Revenue Bonds, 1991 Series, Project D, 6.600%, 7/01/02

    270,000    New Jersey Educational Facilities Authority, Revenue Bonds, Saint Peters      7/08 at 102         BBB        260,639
                 College Issue, 1998 Series B, 5.375%, 7/01/12

    410,000    New Jersey Educational Facilities Authority, Revenue Refunding Bonds          7/03 at 102         BBB        396,958
                 (Monmouth College), Series 1993-A, 5.625%, 7/01/13

    835,000    New Jersey Educational Facilities Authority, Princeton University Revenue     7/04 at 100         AAA        862,889
                 Bonds, 1994 Series A, 5.875%, 7/01/11

     75,000    Higher Education Assistance Authority (State of New Jersey), Student Loan     7/02 at 102          A+         77,659
                 Revenue Bonds, 1992 Series A, New Jersey Class Loan Program,
                 6.000%, 1/01/06 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 9.7%

    700,000    New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/00 at 102         AAA        729,134
                 Community Medical Center/Kensington Manor Care Center Issue, Series E,
                 7.000%, 7/01/20

  1,200,000    New Jersey Health Care Facilities Financing Authority, Revenue and            7/07 at 102         AAA      1,153,632
                 Refunding Bonds, Holy Name Hospital Issue, Series 1997, 5.250%, 7/01/20

               New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
               Newark Beth Israel Medical Center Issue, Series 1994:
    200,000      5.800%, 7/01/07                                                             7/04 at 102         AAA        214,710
    200,000      6.000%, 7/01/16                                                             7/04 at 102         AAA        216,432

    250,000    New Jersey Health Care Facilities Financing Authority, Refunding Revenue      8/04 at 102         AAA        274,883
                 Bonds, Irvington General Hospital Issue (FHA - Insured Mortgage),
                 Series 1994, 6.375%, 8/01/15

    400,000    New Jersey Health Care Facilities Financing Authority, Refunding Revenue      7/02 at 102          A-        428,908
                 Bonds, Atlantic City Medical Center Issue, Series C, 6.800%, 7/01/05

    100,000    New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102         AAA        106,435
                 West Jersey Health System, Series 1992, 6.000%, 7/01/07

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)

$              New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
               Monmouth Medical Center Issue, Series C:
    250,000      5.700%, 7/01/02                                                            No Opt. Call         AAA     $  259,665
    250,000      6.250%, 7/01/16                                                             7/04 at 102         AAA        273,228

    250,000    New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/04 at 102         AAA        266,905
                 Dover General Hospital and Medical Center Issue, Series 1994,
                 5.900%, 7/01/05

  1,000,000    New Jersey Health Care Facilities Financing Authority, Revenue and            7/07 at 102         AAA        916,470
                 Refunding Bonds, AHS Hospital Corporation Issue, Series 1997 A,
                 5.000%, 7/01/27

               New Jersey Health Care Facilities Financing Authority, Bayonne Hospital
               Obligated Group Revenue Bonds, Series 1994:
    215,000      6.400%, 7/01/07                                                             7/04 at 102         AAA        233,180
    175,000      6.250%, 7/01/12                                                             7/04 at 102         AAA        186,526

  4,150,000    New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/09 at 101           A      3,785,962
                 Palisades Medical Center of New York Presbyterian Healthcare System
                 Obligated Group Issue, Series 1999, 5.250%, 7/01/28

    230,000    New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102        Baa3        244,276
                 Palisades Medical Center Obligated Group Issue, Series 1992,
                 7.500%, 7/01/06

    865,000    New Jersey Economic Development Authority, Economic Growth Lease Revenue     12/03 at 102         Aa3        877,093
                 Bonds, Remarketed 1992, Second Series B, 5.300%, 12/01/07 (Alternative
                 Minimum Tax)

    300,000    New Jersey Economic Development Authority, Revenue Bonds (RWJ Health Care     7/04 at 102         AAA        319,758
                 Corp. at Hamilton Obligated Group Project), Series 1994,
                 6.250%, 7/01/14

  1,000,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental       1/05 at 102         AAA      1,059,200
                 Control Facilities Financing Authority, Hospital Revenue Bonds, 1995
                 Series A (Hospital Auxilio Mutuo Obligated Group Project),
                 6.250%, 7/01/16

    250,000    Pollution Control Financing Authority of Union County (New Jersey),          No Opt. Call          A3        266,298
                 Pollution Control Revenue Refunding Bonds, American Cyanamid Company
                 Issue, Series 1994, 5.800%, 9/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 6.4%

    235,000    Hoboken Housing Finance Corporation, Multifamily Mortgage Revenue Bonds       4/04 at 100          AA        237,522
                 (Project Uplift - FHA Section 8), 1995 - A Refunding, 6.250%, 2/01/24
    400,000    The Hudson County Improvement Authority, Multifamily Housing Revenue          6/04 at 100         AA+        419,852
                 Bonds, Series 1992 A (Conduit Financing - Observer Park Project),
                 6.900%, 6/01/22 (Alternative Minimum Tax)
  2,000,000    New Jersey Housing and Mortgage Finance Agency, Multi-Family Housing          5/05 at 102         AAA      2,066,740
                 Revenue Bonds, 1995 Series A, 6.000%, 11/01/14
  1,500,000    New Jersey Housing Mortgage Finance Agency, Multi-Family Housing Revenue      5/06 at 102         AAA      1,559,940
                 Bonds, 1996 Series A, 6.200%, 11/01/18 (Alternative Minimum Tax)
  1,750,000    New Jersey Housing Finance Agency, Special Pledge Revenue Obligations,       11/99 at 100          A+      1,758,978
                 1975 Series One, 9.000%, 11/01/18
    700,000    New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds,        5/02 at 102          A+        746,977
                 1992 Series A, 6.950%, 11/01/13
    500,000    New Jersey Housing and Mortgage Finance Agency, Housing Revenue Refunding    11/02 at 102          A+        527,445
                 Bonds, 1992 Series One, 6.600%, 11/01/14
    500,000    North Bergen Housing Development Corporation (North Bergen, New Jersey),      9/99 at 101 1/2     N/R        510,075
                 Mortgage Revenue Bonds, Series 1978 (FHA - Insured Mortgage Loan -
                 Section 8 Assisted Project), 7.400%, 9/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 6.0%

               New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
               1994 Series K:
    250,000      6.300%, 10/01/16 (Alternative Minimum Tax)                                  7/04 at 102         AAA        259,513
    400,000      6.375%, 10/01/26 (Alternative Minimum Tax)                                  7/04 at 102         AAA        416,904

  4,000,000    New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,    10/07 at 101 1/2     AAA      4,042,560
                 1997 Series U, 5.700%, 10/01/14 (Alternative Minimum Tax)

  2,450,000    Puerto Rico Housing Finance Corporation, Homeownership Mortgage Revenue      12/08 at 101         AAA      2,178,467
                 Bonds (GNMA - Guaranteed Mortgage Loans) 1998 Series A,
                 5.200%, 12/01/32 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey Municipal Bond Fund (continued)
August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family (continued)

$   455,000    Virgin Islands Housing Finance Authority, Single Family Mortgage Revenue      3/05 at 102         AAA    $   471,944
                 Refunding Bonds (GNMA Mortgage-Backed Securities Program), 1995
                 Series A, 6.450%, 3/01/16 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Industrial/Other - 1.1%

    240,000    New Jersey Economic Development Authority, District Heating and Cooling      12/03 at 102        BBB-        247,843
                 Revenue Bonds (Trigen - Trenton Project), 1993 Series B,
                 6.100%, 12/01/04 (Alternative Minimum Tax)

  1,055,000    New Jersey Economic Development Authority, Economic Growth Bond,             12/03 at 102         Aa3      1,074,275
                 Composite Issue - 1992, Second Series H, 5.300%, 12/01/07 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 4.6%

               New Jersey Economic Development Authority, Economic Development Revenue
               Bonds (United Methodist Homes of New Jersey Obligated Group Issue),
               Series 1998:
  1,500,000      5.125%, 7/01/18                                                             7/08 at 102        BBB-      1,310,085
  3,610,000      5.125%, 7/01/25                                                             7/08 at 102        BBB-      3,047,779

  1,300,000    New Jersey Economic Development Authority, First Mortgage Revenue Fixed       7/08 at 102           A      1,259,167
                 Rate Bonds (Cadbury Corporation Project), Series 1998A, 5.500%, 7/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 12.3%

    200,000    The City of Atlantic City, In the County of Atlantic, New Jersey, General    No Opt. Call           A        207,816
                 Obligation General Improvement Bonds, Series 1994, 5.650%, 8/15/04

    100,000    The Board of Education of Atlantic City, Atlantic County, New Jersey,        12/02 at 102         AAA        107,145
                 School Bonds, Series 1992, 6.000%, 12/01/06

    100,000    County of Atlantic, New Jersey, General Improvement Bonds,                    1/04 at 101         AAA        105,813
                 6.000%, 1/01/07

    100,000    County of Camden, New Jersey, General Obligation Refunding Bonds, Series     No Opt. Call         AAA        103,271
                 1992, 5.500%, 6/01/02

    250,000    City of East Orange, In the County of Essex, New Jersey, Fiscal Year         No Opt. Call         AAA        303,525
                 Adjustment Bonds, Series 1992, 8.400%, 8/01/06

    200,000    Government of Guam, General Obligation Bonds, Series 1993A,                  11/03 at 102        BBB-        199,760
                 5.150%, 11/15/07

    500,000    The Board of Education of the Township of Hillsborough, In the County of     No Opt. Call          AA        533,110
                 Somerset, State of New Jersey, General Obligation School Purpose Bonds,
                 Series 1992, 5.875%, 8/01/11

    400,000    Jersey City, General Obligation Bonds, 6.500%, 2/15/02                       No Opt. Call          AA        420,384

  2,645,000    The Board of Education of the Township of Middletown, In the County of        8/07 at 100         AAA      2,690,653
                 Monmouth, New Jersey, School Bonds, 5.800%, 8/01/21

    100,000    Township of Montclair, In the County of Essex, New Jersey, General            3/00 at 101 1/2     AAA        102,436
                 Obligation School Bonds, 5.800%, 3/01/06

  2,000,000    State of New Jersey, General Obligation Refunding Bonds, Series F,            8/09 at 100         AA+      2,011,420
                 5.250%, 8/01/12

  1,000,000    State of New Jersey, General Obligation Bonds, Series D, 5.800%, 2/15/07     No Opt. Call         AA+      1,067,510

    200,000    State of New Jersey, General Obligation Refunding Bonds, Series D,           No Opt. Call         AA+        171,550
                 0.000%, 2/15/03

    165,000    Parsippany - Troy Hills Township, General Obligation Bonds, Capital          No Opt. Call         AA-        113,880
                 Appreciation Bonds, Series 1992, 0.000%, 4/01/07

    185,000    The Board of Education of the City of Perth Amboy, In the County of          No Opt. Call         AAA        199,376
                 Middlesex, New Jersey, School Bonds, 6.200%, 8/01/04

  1,950,000    The Board of Education of the City of Pleasantville, in the County of         2/08 at 100         AAA      1,825,415
                 Atlantic, New Jersey, School District Bonds, 5.000%, 2/15/20

    550,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1996 (General        7/06 at 101 1/2       A        527,423
                 Obligation Bonds), 5.400%, 7/01/25

  2,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1997 (General        7/07 at 101 1/2     AAA      1,959,580
                 Obligation Bonds), 5.400%, 7/01/21

  2,000,000    Commonwealth of Puerto Rico, Public Improvement Bonds of 1995 (General        7/05 at 101 1/2     AAA      2,025,840
                 Obligation Bonds), 5.750%, 7/01/24

    250,000    The City of Union City, In the County of Hudson, State of New Jersey,        No Opt. Call         AAA        278,555
                 General Obligation School Purpose Bonds, Series 1992, 6.375%, 11/01/10

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 18.6%

$   250,000    The City of Atlantic City, New Jersey, Municipal Utilities Authority,         5/02 at 102          A-    $   255,575
                 Water System Revenue Refunding Bonds, Series 1993, 5.650%, 5/01/07

    150,000    The Bergen County Utilities Authority (New Jersey), 1992 Water Pollution     12/02 at 102         AAA        157,202
                 Control System Revenue Bonds, Series B, 6.000%, 12/15/13

    250,000    The Camden County Municipal Utilities Authority (Camden County, New           7/06 at 102         AAA        240,088
                 Jersey), County Agreement Sewer Revenue Refunding Bonds, 1996 Series,
                 5.125%, 7/15/17

    750,000    The Essex County Improvement Authority (Essex County, New Jersey),           10/08 at 101         AAA        699,878
                 Parking Facility Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/22

    500,000    The Essex County Improvement Authority (Essex County, New Jersey),           12/02 at 102        Baa1        519,135
                 County Guaranteed Pooled Revenue Bonds, Series 1992A, 6.500%, 12/01/12

  1,380,000    The Board of Education of the Borough of Little Ferry, Bergen County, New    No Opt. Call         N/R      1,401,376
                 Jersey, Certificates of Participation, 6.300%, 1/15/08

  1,000,000    The State of New Jersey, as Lessee, and the Mercer County Improvement         2/00 at 100          Aa      1,001,740
                 Authority, as Lessor, Relating to the Richard J. Hughes Justice
                 Complex, 6.050%, 1/01/13

    250,000    Mercer County Improvement Authority, Solid Waste, 0.000%, 4/01/04            No Opt. Call          Aa        202,508

  5,280,000    New Jersey Economic Development Authority, Lease Revenue Bonds, Series       11/08 at 101         Aaa      4,613,347
                 1998 (Bergen County Administration Complex), 4.750%, 11/15/26

    300,000    New Jersey Economic Development Authority, State Contract Economic            9/02 at 102         AAA        308,307
                 Recovery Bonds, Series 1992-A, 6.000%, 3/15/21

               New Jersey Economic Development Authority, Market Transition Facility
               Senior Lien Revenue Bonds, Series 1994A:
    300,000      7.000%, 7/01/04                                                            No Opt. Call         AAA        332,022
    650,000      5.875%, 7/01/11                                                             7/04 at 102         AAA        680,999

               New Jersey Sports and Exposition Authority, Convention Center Luxury Tax
               Bonds, 1992 Series A:
    100,000      6.000%, 7/01/07                                                             7/02 at 102         AAA        106,546
    250,000      6.250%, 7/01/20                                                             7/02 at 102         AAA        268,018

               North Jersey District Water Supply Commission of the State of New Jersey,
               Wanaque South Project Revenue Refunding Bonds, Series 1993:
    100,000      5.700%, 7/01/05                                                             7/03 at 102         AAA        105,807
    200,000      6.000%, 7/01/21                                                             7/03 at 102         AAA        205,266

  2,350,000    The Ocean County Utilities Authority (New Jersey), Wastewater Revenue         1/00 at 100         AAA      2,278,513
                 Bonds, Refunding Series 1987, 5.000%, 1/01/14

    170,000    Puerto Rico Aqueduct and Sewer Authority, Refunding Bonds, Series 1995,       7/06 at 101 1/2       A        160,478
                 Guaranteed by the Commonwealth of Puerto Rico, 5.000%, 7/01/15

  5,000,000    Puerto Rico Public Finance Corporation, 1998 Series A Bonds (Commonwealth    No Opt. Call         AAA      4,680,400
                 Appropriation Bonds), 5.125%, 6/01/24

  5,000,000    The Union County Utilities Authority (Union County, New Jersey), Solid        6/08 at 102         Aaa      4,530,150
                 Waste Bonds, County Deficiency Agreement, Series 1998A1,
                 5.000%, 6/15/28 (Alternative Minimum Tax)

               Transportation - 12.0%
  2,150,000    Delaware River Port Authority (New Jersey), Port District Project Bonds,      1/08 at 101         AAA      1,985,783
                 Series B of 1998, 5.000%, 1/01/26

               Parking Authority of the City of Hoboken, County of Hudson, New Jersey,
               Parking General Revenue Refunding Bonds, Series 1992A:
    330,000      5.850%, 3/01/00                                                            No Opt. Call        Baa1        333,257
    100,000      6.625%, 3/01/09                                                             3/02 at 102        Baa1        103,646

  1,750,000    New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C,         No Opt. Call        BBB+      1,911,385
                 6.500%, 1/01/08

    125,000    The Port Authority of New York and New Jersey, Consolidated Bonds,           10/04 at 101         AAA        134,061
                 Ninety - Sixth Series, 6.600%, 10/01/23 (Alternative Minimum Tax)

    200,000    The Port Authority of New York and New Jersey, Consolidated Bonds,            6/05 at 101         AA-        201,540
                 One Hundredth Series, 5.750%, 12/15/20

Portfolio of Investments (Unaudited)
Nuveen Flagship New Jersey Municipal Bond Fund (continued)
August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

               The Port Authority of New York and New Jersey, Consolidated Bonds,
               Ninety - Fifth Series:
$   200,000      5.500%, 7/15/05 (Alternative Minimum Tax)                                   7/04 at 101         AA-    $   207,856
    200,000      5.875%, 7/15/09 (Alternative Minimum Tax)                                   7/04 at 101         AA-        209,132

               The Port Authority of New York and New Jersey, Consolidated Bonds,
               One Hundred Ninth Series:
  1,500,000      5.375%, 7/15/22                                                             1/07 at 101         AA-      1,453,845
  2,000,000      5.375%, 7/15/27                                                             1/07 at 101         AAA      1,935,380

  2,000,000    The Port Authority of New York and New Jersey, Consolidated Bonds, One        6/05 at 101         AA-      1,951,840
                 Hundred Twelfth Series, 5.250%, 12/01/13 (Alternative Minimum Tax)

  4,100,000    The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100         AAA      4,151,947
                 Series 6, JFK International Air Terminal LLC Project, 5.750%, 12/01/25
                 (Alternative Minimum Tax)

     45,000    South Jersey Transportation Authority, Transportation System Revenue         11/02 at 102         AAA         47,693
                 Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 11.7%

               The Essex County Improvement Authority (Essex County, New Jersey), City
               of Newark General Obligation Lease Revenue Bonds, Series 1994:
    620,000      6.350%, 4/01/07 (Pre-refunded to 4/01/04)                                   4/04 at 102     BBB+***        676,166
    450,000      6.600%, 4/01/14 (Pre-refunded to 4/01/04)                                   4/04 at 102     BBB+***        495,374

    100,000    The Essex County Improvement Authority (Essex County, New Jersey), County    12/04 at 102         AAA        113,062
                 of Essex, General Obligation Lease Revenue Bonds, Series 1994 (County
                 Jail and Youth House Projects), 6.900%, 12/01/14 (Pre-refunded to
                 12/01/04)

               The Monmouth County Improvement Authority (Monmouth County, New Jersey),
               Revenue Bonds, Series 1992 (Howell Township Board of Education Project):
    100,000      6.000%, 7/01/03 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA        106,546
     50,000      6.450%, 7/01/08 (Pre-refunded to 7/01/02)                                   7/02 at 102         AAA         53,868

    200,000    New Jersey Economic Development Authority, Lease Rental Bonds, 1992           3/02 at 102         AAA        216,030
                 Series (Liberty State Park Project), 6.800%, 3/15/22 (Pre-refunded to
                 3/15/02)

  1,480,000    New Jersey Health Care Facilities Financing Authority (Hackensack            No Opt. Call         AAA      1,726,124
                 Hospital), 8.750%, 7/01/09

  2,065,000    New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/01 at 102       A2***      2,253,225
                 Series 1990-E (Kennedy Memorial Hospital), 8.375%, 7/01/10 (Pre-
                 refunded to 7/01/01)

               New Jersey Health Care Facilities Financing Authority, Bayonne Hospital
               Obligated Group Revenue Bonds, Series 1994:
     35,000      6.400%, 7/01/07 (Pre-refunded to 7/01/04)                                   7/04 at 102         AAA         38,478
     25,000      6.250%, 7/01/12 (Pre-refunded to 7/01/04)                                   7/04 at 102         AAA         27,323

    365,000    New Jersey Health Care Facilities Financing Authority, Revenue Bonds,         7/02 at 102     Baa3***        392,251
                 Palisades Medical Center Obligated Group Issue, Series 1992,
                 7.500%, 7/01/06 (Pre-refunded to 7/01/02)

    625,000    New Jersey Economic Development Authority, Insured Revenue Bonds              5/05 at 102         AAA        684,094
                 (Educational Testing Service Issue), Series 1995B, 6.125%, 5/15/15
                 (Pre-refunded to 5/15/05)

    100,000    New Jersey Educational Facilities Authority, Stevens Institute of             7/02 at 102        A***        107,492
                 Technology Issue Revenue Bonds, 1992 Series A, 6.400%, 7/01/03
                 (Pre-refunded to 7/01/02)

  2,000,000    New Jersey Educational Facilities Authority, Revenue Bonds, Trenton State     7/06 at 101         AAA      2,071,340
                 College Issue, Series 1996 A, 5.125%, 7/01/24 (Pre-refunded to 7/01/06)

    245,000    New Jersey Turnpike Authority, Turnpike Revenue Bonds, 1984 Series,          No Opt. Call         AAA        272,104
                 10.375%, 1/01/03

    200,000    New Jersey Wastewater Treatment Trust, Wastewater Treatment Bonds, Series     4/04 at 102      Aa1***        219,958
                 1994A, 6.500%, 4/01/14 (Pre-refunded to 4/01/04)

    300,000    The Township of North Bergen (Hudson County, New Jersey), Fiscal Year         8/02 at 102         AAA        324,315
                 Adjustment General Obligation Bonds, Series 1992, 6.500%, 8/15/12 (Pre-
                 refunded to 8/15/02)

     60,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,      7/02 at 101 1/2     AAA         64,837
                 Series T, 6.625%, 7/01/18 (Pre-refunded to 7/01/02)

    225,000    Puerto Rico Commonwealth Highway Authority, Highway Revenue Bonds, Series     7/00 at 100        A***        229,241
                 1990-Q, 6.000%, 7/01/20 (Pre-refunded to 7/01/00)

  1,875,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,          7/01 at 102         Aaa      2,009,775
                 7.000%, 7/01/21 (Pre-refunded to 7/01/01)

   Principal                                                                                Optional Call                     Market
      Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Guaranteed (continued)

$    200,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series R,     7/02 at 101 1/2     BBB+***   $    213,914
                  6.250%, 7/01/17 (Pre-refunded to 7/01/02)

     250,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series            7/04 at 102     BBB+***        275,725
                  1994-T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

      55,000    South Jersey Transportation Authority, Transportation System Revenue        11/02 at 102         AAA         58,703
                  Bonds, 1992 Series B (Tax Exempt), 5.900%, 11/01/06 (Pre-refunded to
                  11/01/02)

   1,100,000    Sparta Township School District, General Obligation Bonds (Unlimited         9/06 at 100         AAA      1,175,867
                  Tax), 5.800%, 9/01/18 (Pre-refunded to 9/01/06)

     100,000    University of Medicine and Dentistry of New Jersey, Series E,               12/01 at 102      AA-***        106,892
                  6.500%, 12/01/18 (Pre-refunded to 12/01/01)

     300,000    The Wanaque Borough Sewerage Authority (Passaic County, New Jersey),        12/02 at 102       A3***        330,072
                  Sewer Revenue Bonds, Series 1992 (Bank Qualified), 7.000%, 12/01/21
                  (Pre-refunded to 12/01/02)

      75,000    The Wanaque Valley Regional Sewerage Authority (Passaic County New           9/03 at 102     Baa1***         80,858
                  Jersey), Sewer Revenue Bonds, 1993 Series A, 6.125%, 9/01/22 (Pre-
                  refunded to 9/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
                Utilities - 6.9%

   1,000,000    Pollution Control Financing Authority of Camden County (Camden County,      No Opt. Call          B2        977,920
                  New Jersey), Solid Waste Disposal and Resource Recovery System Revenue
                  Bonds, Series 1991 C, 7.125%, 12/01/01 (Alternative Minimum Tax)

   2,645,000    Pollution Control Financing Authority of Camden County (Camden County,      12/01 at 102          B2      2,587,471
                  New Jersey), Solid Waste Disposal and Resource Recovery System Revenue
                  Bonds, Series 1991 D, 7.250%, 12/01/10

     300,000    The Port Authority of New York and New Jersey, Special Project Bonds,       No Opt. Call         N/R        323,190
                  Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative Minimum
                  Tax)

     250,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,        No Opt. Call        BBB+        257,430
                  Series Q, 5.900%, 7/01/01

     790,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P,        No Opt. Call        BBB+        895,402
                  7.000%, 7/01/07

   2,000,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T,         7/04 at 100        BBB+      1,954,980
                  5.500%, 7/01/20

   1,500,000    Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,         7/05 at 100        BBB+      1,413,495
                  Series Z, 5.250%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
                Water and Sewer - 3.9%

     250,000    The Hoboken - Union City - Weehawken Sewerage Authority (New Jersey),        8/02 at 102         AAA        260,108
                  Sewer Revenue Bonds, Refunding Series 1992, 6.200%, 8/01/19

     100,000    New Jersey Economic Development Authority, Water Facilities Revenue          6/03 at 102         AAA         98,490
                  Refunding Bonds, (New Jersey American Water Company Inc. Project),
                  Series 1993, 5.500%, 6/01/23 (Alternative Minimum Tax)

     150,000    New Jersey Economic Development Authority, Water Facilities Revenue          3/04 at 102         AAA        152,790
                  Refunding Bonds (Hackensack Water Company Project), 1994 Series B,
                  5.900%, 3/01/24 (Alternative Minimum Tax)

   4,450,000    The North Hudson Sewerage Authority (New Jersey), Sewer Revenue Bonds,       8/06 at 101         AAA      4,231,100
                  Series 1996, 5.125%, 8/01/22
-----------------------------------------------------------------------------------------------------------------------------------
$122,065,000    Total Investments - (cost $120,762,378) - 98.9%                                                         120,623,916
============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.1%                                                                      1,396,528
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $122,020,444
                ===================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen Flagship New York Municipal Bond Fund
August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Basic Materials - 0.3%

$   750,000    Jefferson County Industrial Development Agency, Multi-Modal                  11/02 at 102        Baa1    $   798,578
                 Interchangeable Rate, Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Series 1990, 7.200%, 12/01/20
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 13.0%

  1,750,000    Town of Brookhaven Industrial Development Agency, 1993 Civic Facility         3/03 at 102        BBB-      1,813,945
                 Revenue Bonds (Dowling College/The National Aviation and Transportation
                 Center Civic Facility), 6.750%, 3/01/23

  2,470,000    Dutchess County Industrial Development Agency, Civic Facility Revenue        11/03 at 102           A      2,652,904
                 Bonds (Bard College Project), Series 1992, 7.000%, 11/01/17

    205,000    New York City Industrial Development Agency, Civic Facility Revenue Bonds    11/01 at 102         AA+        217,431
                 (Federation Protestant Welfare), Series 1991, 6.950%, 11/01/11

               New York City Industrial Development Agency, Civic Facility Revenue Bonds
               (College of New Rochelle Project), Series 1995:
  1,000,000      6.200%, 9/01/10                                                             9/05 at 102        Baa2      1,049,760
  1,000,000      6.300%, 9/01/15                                                             9/05 at 102        Baa2      1,021,070

  2,000,000    Dormitory Authority of the State of New York, State University                5/00 at 102           A      2,082,220
                 Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01

    750,000    Dormitory Authority of the State of New York, City University System         No Opt. Call        BBB+        862,583
                 Consolidated Second General Resolution Revenue Bonds, Series 1990C,
                 7.500%, 7/01/10

    500,000    Dormitory Authority of the State of New York, Revenue Bonds, State            7/01 at 102        BBB+        536,005
                 University Athletic Facility Issue, Series 1991, 7.250%, 7/01/21

  2,100,000    Dormitory Authority of the State of New York, University of Rochester         7/04 at 102          A+      2,261,511
                 Revenue Bonds, Series 1994A, 6.500%, 7/01/19

  1,500,000    Dormitory Authority of the State of New York, City University System         No Opt. Call        BBB+      1,558,770
                 Consolidated Second General Resolution Revenue Bonds, Series 1993A,
                 5.750%, 7/01/07

  2,225,000    Dormitory Authority of the State of New York, City University Refunding      No Opt. Call        BBB+      2,301,028
                 Bonds, 1993C Issue, 5.750%, 7/01/12

  1,000,000    Dormitory Authority of the State of New York, State University                5/14 at 100          A-        954,440
                 Educational Facilities Revenue Bonds, Series 1993B, 5.250%, 5/15/19

               Dormitory Authority of the State of New York, Revenue Bonds, Upstate
               Community Colleges, Series 1995A:
  2,195,000      6.500%, 7/01/07                                                            No Opt. Call        BBB+      2,397,884
  1,000,000      6.250%, 7/01/25                                                             7/05 at 102         AAA      1,102,360

  4,925,000    Dormitory Authority of the State of New York, City University System          7/05 at 102         AAA      4,712,733
                 Consolidated Third General Resolution Revenue Bonds, 1995 Series 1,
                 5.375%, 7/01/25

  1,750,000    Dormitory Authority of the State of New York, University of Rochester         7/09 at 101          A+      1,715,438
                 Revenue Bonds, Series 1999A and 1999B, 5.625%, 7/01/24 (WI)

  3,515,000    Suffolk County Industrial Development Agency, Civic Facility Revenue          6/04 at 102        BBB-      3,589,167
                 Bonds (Dowling College Civic Facility), Series 1994, 6.625%, 6/01/24

  1,000,000    Suffolk County Industrial Development Agency, Civic Facility Revenue         12/06 at 102        BBB-      1,032,900
                 Refunding Bonds (Dowling College Civic Facility), Series 1996,
                 6.700%, 12/01/20

               City of Utica Industrial Development Agency (New York), Civic Facility
               Revenue Bonds (Utica College Project), Series 1998A:
    900,000      5.300%, 8/01/08                                                            No Opt. Call         N/R        888,831
  1,000,000      5.750%, 8/01/28                                                             8/08 at 102         N/R        961,180

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
 ...................................................................................................................................
               Health Care - 9.0%

$ 3,300,000    Dormitory Authority of the State of New York, Menorah Campus, Inc.,           2/07 at 102         AAA   $  3,350,886
                 FHA-Insured Mortgage Nursing Home Revenue Bonds, Series 1997,
                 5.950%, 2/01/17

  1,000,000    Dormitory Authority of the State of New York, NYACK Hospital Revenue          7/06 at 102         Baa      1,021,680
                 Bonds, Series 1996, 6.000%, 7/01/06

  2,250,000    Dormitory Authority of the State of New York, The Rosalind and Joseph         2/07 at 102         AAA      2,200,523
                 Gurwin Jewish Geriatric Center of Long Island, Inc., FHA-Insured
                 Mortgage Nursing Home Revenue Bonds, Series 1997, 5.700%, 2/01/37

  2,500,000    Dormitory Authority of the State of New York, Brooklyn Hospital Center,       2/09 at 101         Aaa      2,296,500
                 Revenue Bonds, Series 1999C, 5.150%, 2/01/29

    485,000    New York State Medical Care Facilities Finance Agency, Hospital and           8/01 at 102          AA        513,751
                 Nursing Home Insured Mortgage Revenue Bonds, 1991 Series A,
                 7.450%, 8/15/31

  1,990,000    New York State Medical Care Facilities Finance Agency, Hospital and           8/02 at 102         AAA      2,055,292
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
                 6.200%, 8/15/22

    595,000    New York State Medical Care Facilities Finance Agency, Mental Health          2/03 at 102         AAA        634,925
                 Services Facilities Improvement Revenue Bonds, 1992 Series F,
                 6.450%, 2/15/03

  2,305,000    New York State Medical Care Facilities Finance Agency, Hospital and           8/04 at 102         AAA      2,436,431
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series C,
                 6.400%, 8/15/14

  1,000,000    New York State Medical Care Facilities Finance Agency, Brookdale Hospital    No Opt. Call         AAA      1,031,720
                 Medical Center Secured Hospital Revenue Bonds, 1995 Series A,
                 6.400%, 2/15/01

    325,000    New York State Medical Care Facilities Finance Agency, Hospital and           2/00 at 102          AA        332,348
                 Nursing Home Insured Mortgage Revenue Bonds, 1989 Series B,
                 7.350%, 2/15/29

  1,000,000    New York State Medical Care Facilities Finance Agency, FHA-Insured            2/05 at 102          AA      1,037,190
                 Mortgage Project Revenue Bonds, 1995 Series B, 6.100%, 2/15/15

    960,000    New York State Medical Care Facilities Finance Agency, Health Center         11/05 at 102          Aa1     1,019,002
                 Projects Revenue Bonds (Secured Mortgage Program), 1995 Series A,
                 6.375%, 11/15/19

  1,020,000    New York State Medical Care Facilities Finance Agency, Hospital and           2/04 at 102          AA      1,048,570
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.200%, 2/15/21

  2,150,000    Newark-Wayne Community Hospital, Inc., Hospital Revenue Improvement and       9/03 at 102         N/R      2,286,848
                 Refunding Bonds, Series 1993A, 7.600%, 9/01/15

  2,000,000    New York City Industrial Development Agency, Civic Facility Revenue Bonds    12/02 at 102         BBB      2,073,560
                 (1992 Jewish Board of Family and Children's Services, Inc. Project),
                 6.750%, 12/15/12
 ...................................................................................................................................
               Housing/Multifamily - 5.4%

  1,000,000    City of Batavia Housing Authority, Tax-Exempt Mortgage Revenue Refunding      7/01 at 102         Aaa      1,031,960
                 Bonds, Series 1994A (Washington Towers - FHA Insured Mortgage),
                 6.500%, 1/01/23

  2,000,000    Village of East Rochester Housing Authority, FHA-Insured Mortgage Revenue     2/08 at 102          AA      1,918,280
                 Bonds (Linden Knoll Inc. Project), Series 1998, 5.350%, 2/01/38

  2,000,000    New York City Housing Development Corporation, Multi-Family Mortgage          4/03 at 102         AAA      2,110,980
                 Revenue Bonds (FHA-Insured Mortgage Loan), 1993 Series A,
                 6.550%, 10/01/15

  1,250,000    New York City Housing Development Corporation, Multi-Unit Mortgage            6/01 at 102         AAA      1,327,950
                 Refunding Bonds (FHA-Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19

    750,000    Dormitory Authority of the State of New York, GNMA Collateralized Revenue     2/00 at 101         AAA        766,695
                 Bonds (Park Ridge Housing, Inc. Project), Series 1989, 7.850%, 2/01/29

  2,240,000    New York State Finance Agency, Housing Project Mortgage Revenue Bonds,        5/06 at 102         AAA      2,341,562
                 1996 Series A Refunding, 6.125%, 11/01/20

               New York State Housing Finance Agency, Insured Multi-Family Mortgage
               Housing Revenue Bonds, 1992 Series A:
  1,650,000      6.950%, 8/15/12                                                             8/02 at 102          AA      1,756,458
    500,000      7.000%, 8/15/22                                                             8/02 at 102          AA        530,815

  1,000,000    New York State Housing Finance Agency, Multi-Family Housing Revenue Bonds     2/04 at 102         Aa1      1,060,100
                 (Secured Mortgage Program), 1994 Series C, 6.450%, 8/15/14

Portfolio of Investments (Unaudited)
Nuveen Flagship New York Municipal Bond Fund (continued)
August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
 ...................................................................................................................................
               Housing/Multifamily (continued)

$ 1,000,000    New York State Urban Development Corporation, Section 236 Revenue Bonds,      1/02 at 102         AAA   $  1,063,700
                 Series 1992A, 6.750%, 1/01/26
 ...................................................................................................................................
               Housing/Single Family - 2.7%

  1,500,000    State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          9/04 at 102         Aa2      1,574,775
                 Series 43, 6.450%, 10/01/17

    480,000    State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          4/01 at 102         Aa2        497,395
                 1991 Series UU, 7.750%, 10/01/23 (Alternative Minimum Tax)

  1,000,000    State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          3/05 at 102         Aa2      1,052,170
                 1995 Series 46, 6.600%, 10/01/19 (Alternative Minimum Tax)

  4,000,000    State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds,          3/08 at 101         Aa2      3,757,480
                 Series 69, 5.500%, 10/01/28 (Alternative Minimum Tax)
 ...................................................................................................................................
               Long-Term Care - 4.8%

    600,000    Town of Hempstead Industrial Development Agency, Civic Facility Revenue      10/99 at 102         Aa2        613,242
                 Bonds (United Cerebral Palsy Association of Nassau County, Inc. Civic
                 Facility Project), 1989 Series, 7.500%, 10/01/09

  2,000,000    Dormitory Authority of the State of New York, Bishop Henry R. Hucles          7/06 at 102         Aa1      2,031,980
                 Nursing Home, Inc. Revenue Bonds, Series 1996, 6.000%, 7/01/24

  2,500,000    Dormitory Authority of the State of New York, W.K. Nursing Home               8/06 at 102         AAA      2,549,200
                 Corporation FHA-Insured Mortgage Revenue Bonds, Series 1996,
                 5.950%, 2/01/16

  5,000,000    Syracuse Housing Authority (Syracuse, New York), FHA-Insured Mortgage         2/08 at 102         AAA      5,005,500
                 Revenue Bonds (Loretto Rest Residential Health Care Facility Project),
                 Series 1997A, 5.800%, 8/01/37

  2,100,000    UFA Development Corporation, Utica, New York, FHA-Insured Mortgage            7/04 at 102         Aa2      2,126,208
                 Revenue Bonds, Series 1993 (Loretto-Utica Project), 5.950%, 7/01/35
 ...................................................................................................................................
               Tax Obligation/General - 7.1%

      5,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series C      8/02 at 101 1/2         AAA          5,331
                 Fixed Rate Bonds, Subseries C1, 6.625%, 8/01/13

  1,000,000    The City of New York (New York), General Obligation Bonds, Fiscal 1996,   2/06 at 101 1/2          A-      1,000,930
                 Series F, 5.750%, 2/01/19

               The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
  2,000,000      5.750%, 2/01/17                                                         2/06 at 101 1/2          A-      2,013,800
  2,500,000      5.750%, 2/01/20                                                         2/06 at 101 1/2          A-      2,477,625

  1,750,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series D,    11/06 at 101 1/2          A-      1,817,655
                 Tax Exempt Bonds, 5.875%, 11/01/11

  1,450,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series B,     2/02 at 101 1/2          A-      1,564,550
                 7.500%, 2/01/06

  5,000,000    The City of New York, General Obligation Bonds, Fiscal 1998 Series J,         8/08 at 101          A-      4,482,800
                 5.000%, 8/01/23

  4,440,000    The City of New York, General Obligation Bonds, Fiscal 1999 Series C,         8/08 at 101          A-      3,989,695
                 5.000%, 8/15/22

               South Orangetown Central School District, Rockland County, New York,
               Serial General Obligation Bonds, Series 1990:
    390,000      6.875%, 10/01/08                                                           No Opt. Call          A2        444,982
    390,000      6.875%, 10/01/09                                                           No Opt. Call          A2        447,509
 ...................................................................................................................................
               Tax Obligation/Limited - 23.1%

    300,000    Albany Housing Authority, City of Albany, New York, Limited Obligation       10/05 at 102        Baa1        304,320
                 Bonds, Series 1995, 5.850%, 10/01/07

  1,500,000    Albany Parking Authority, Aggregate Principal Amount, Parking Revenue        No Opt. Call        Baa1        533,700
                 Refunding Bonds, Series 1992A, 0.000%, 11/01/17

  1,600,000    County of Franklin (New York), Industrial Development Agency, Lease          11/02 at 102        BBB-      1,694,016
                 Revenue Bonds (County Correctional Facility Project), Series 1992,
                 6.750%, 11/01/12

  2,500,000    New York Housing Corporation, Senior Revenue Refunding Bonds, Series 1993,   11/03 at 102          AA      2,401,675
                 5.000%, 11/01/13

  4,000,000    Metropolitan Transportation Authority (New York), Transit Facilities      7/03 at 101 1/2        BBB+      4,012,400
                 Service Contract Bonds, Series P, 5.750%, 7/01/15

  5,750,000    New York City Transitional Finance Authority (New York), Future               5/09 at 101          AA      5,591,645
                 Tax Secured Bonds, Fiscal 1999 Series C, 5.500%, 5/01/25

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$ 2,250,000    Dormitory Authority of the State of New York, Judicial                  10/99 at 116 9/32        Baa1   $  2,587,500
                Facilities Lease Revenue Bonds (Suffolk
                County Issue), Series 1991A, 9.500%, 4/15/14

  1,000,000    Dormitory Authority of the State of New York, Revenue Bonds                   7/04 at 102        BBB+      1,039,550
                (Department of Education of the State of
                New York Issue), Series 1994A, 6.250%, 7/01/24

  2,900,000    Dormitory Authority of the State of New York, Department of                   7/04 at 102        BBB+      2,775,532
                Health of the State of New York,
                Revenue Bonds, Series 1994, 5.500%, 7/01/23

  2,225,000    Dormitory Authority of the State of New York, Court                       5/03 at 101 1/2          A3      2,190,001
                Facilities Lease Revenue Bonds (The City of
                New York Issue), Series 1993A, 5.700%, 5/15/22

  2,500,000    Dormitory Authority of the State of New York, Mental Health                   2/07 at 102          A-      2,442,125
                Services Facilities Improvement
                Revenue Bonds, Series 1997B, 5.625%, 2/15/21

  1,545,000    New York State Environmental Facilities Corporation, State                    3/03 at 101        BBB+      1,552,601
                Park Infrastructure Special Obligation
                Bonds, Series 1993 A, 5.750%, 3/15/13

  1,000,000    New York State Housing Finance Agency, Health Facilities                  5/06 at 101 1/2          A-      1,057,180
                Revenue Bonds (New York City), 1996
                Series A Refunding, 6.000%, 11/01/08

    340,000    New York State Housing Finance Agency, Health Facilities                     11/00 at 102        BBB+        357,109
                Revenue Bonds (New York City), 1990 Series
                A Refunding, 8.000%, 11/01/08

  2,990,000    New York State Housing Finance Agency, Service Contract                       9/03 at 102        BBB+      3,056,886
                Obligation Revenue Bonds, 1993 Series C
                Refunding, 5.875%, 9/15/14

  2,000,000    New York State Housing Finance Agency, Service Contract                       9/05 at 102        BBB+      2,102,480
                Obligation Revenue Bonds, 1995 Series A, 6.375%, 9/15/15

    250,000    State of New York Municipal Bond Bank Agency, Special                         9/01 at 102        BBB+        264,445
                Program Bonds (City of Buffalo), 1991 Series
                A, 6.875%, 3/15/06

    110,000    New York State Medical Care Facilities Finance Agency,                        2/00 at 100          A-        111,403
                Mental Health Services Facilities
                Improvement Revenue Bonds, 1988 Series A, 7.700%, 2/15/18

     15,000    New York State Medical Care Facilities Finance Agency,                        8/04 at 102          A-         15,949
                Mental Health Services Facilities
                Improvement Revenue Bonds, 1994 Series E, 6.500%, 8/15/24

  2,000,000    New York State Medical Care Facilities Financing Agency,                      2/02 at 100         AAA      1,956,320
                Mental Health Services Facilities
                Improvement Revenue Bonds, 1992 Series A, 5.500%, 8/15/21

  7,500,000    New York State Urban Development Corporation, Correctional                    1/04 at 102        BBB+      6,967,875
                Capital Facilities Revenue Bonds,
                1993A Refunding Series, 5.250%, 1/01/21

  1,000,000    New York State Urban Development Corporation, Project                         1/06 at 102        BBB+      1,034,980
                Revenue Bonds (Onondaga County
                Convention Center), Refunding Series 1995, 6.250%, 1/01/20

  5,090,000    New York State Urban Development Corporation, Correctional                    1/03 at 102        BBB+      4,999,144
                Capital Facilities Revenue Bonds, 1993
                Refunding Series, 5.500%, 1/01/15

  2,500,000    New York State Urban Development Corporation, Correctional                    1/08 at 102        BBB+      2,215,325
                Facilities Service Contract Revenue
                Bonds, Series A, 5.000%, 1/01/28

  2,000,000    City School District of the City of Niagara Falls (New                        6/08 at 101        BBB-      1,846,140
                York), Certificates of Participation (High
                School Facility), Series 1998, 5.375%, 6/15/28

  2,000,000    34th Street Partnership, Inc., 34th Street Business                           1/03 at 102          A1      1,939,780
                Improvement District (New York), Capital
                Improvement Bonds, Series 1993, 5.500%, 1/01/23

    500,000    Triborough Bridge and Tunnel Authority (New York),                           No Opt. Call        BBB+        563,340
                Convention Center Project Bonds, Series E, 7.250%, 1/01/10

  2,000,000    Triborough Bridge and Tunnel Authority (New York), Special                    1/01 at 102          A1      2,104,900
                Obligation Refunding Bonds, Series 1991B, 7.100%, 1/01/10

  2,000,000    Triborough Bridge and Tunnel Authority, Special Obligation                    1/01 at 102         AAA      2,106,240
                Refunding Bonds, Series 1991B, 7.100%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 6.0%

    500,000    Albany Parking Authority, Aggregate Principal Amount (Green                   9/01 at 102           A        523,705
                and Hudson Garage Project), Parking Revenue Refunding Bonds
                (Letter of Credit Secured), Series 1991A, 7.150%, 9/15/16

  4,000,000    Metropolitan Transportation Authority, Commuter Facilities                7/07 at 101 1/2         AAA      4,019,040
                Revenue Bonds, Series 1997A, 5.750%, 7/01/21


                             Portfolio of Investments (Unaudited)
                             Nuveen Flagship New York Municipal Bond Fund (continued)
                             August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation (continued)

 $2,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,     7/07 at 101         AAA     $1,911,000
                  Series 1997C, 5.375%, 7/01/27

  2,000,000    New York City Industrial Development Agency, Special Facility Revenue         8/07 at 102        Baa1      1,849,240
                  Bonds (1990 American Airlines, Inc. Project), Remarketed, 5.400%,
                  7/01/20 (Alternative Minimum Tax)

  2,000,000    New York City Industrial Development Agency, Special Facility                 1/04 at 102           A      2,038,620
                  Revenue Bonds, Series 1994 (Terminal One Group Association, L.P.
                  Project), 6.125%, 1/01/24 (Alternative Minimum Tax)

    500,000    New York City Industrial Development Agency, Special Facility Revenue        12/08 at 102           A        440,050
                  Bonds, Series 1998 (1998 British Airways PLC Project),
                  5.250%, 12/01/32 (Alternative Minimum Tax)

  2,000,000    New York State Thruway Authority, General Revenue Refunding Bonds,            1/08 at 101         AA-      1,797,340
                  Series E, 5.000%, 1/01/25

  1,500,000    The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100         AAA      1,519,005
                  Series 6, JFK International Air Terminal LLC Project, 5.750%,
                  12/01/25 (Alternative Minimum Tax)

  1,500,000    Triborough Bridge and Tunnel Authority (New York), General Purpose Revenue    1/07 at 101         Aa3      1,392,660
                  Bonds, Series 1997A, 5.250%, 1/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 17.5%

  1,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,     7/02 at 102         AAA      1,071,790
                  Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

  1,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds, 7/04 at 101 1/2         AAA      1,096,080
                  Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

  1,000,000    Metropolitan Transportation Authority, Commuter Facilities 1987 Service       7/00 at 102         AAA      1,050,690
                  Contract Bonds, Series 3, 7.500%, 7/01/16 (Pre-refunded to 7/01/00)

  1,025,000    Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,      7/02 at 102         AAA      1,105,360
                  Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

  1,000,000    Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,      7/06 at 102         AAA      1,099,520
                  Series 1996A, 6.100%, 7/01/21 (Pre-refunded to 7/01/06)

  1,000,000    City of Rochelle Industrial Development Agency, Civic Facility Revenue        7/02 at 102     Baa2***      1,078,630
                  Bonds (College of New Rochelle Project), 1992 Series, 6.625%, 7/01/12
                  (Pre-refunded to 7/01/02)

     40,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA         43,158
                 6.625%, 8/01/13 (Pre-refunded to 8/01/02)

     40,000    The City of New York, General Obligation Bonds, Fiscal 1991 Series F,    11/01 at 101 1/2         AAA         44,011
                  Tax-Exempt Bonds, 8.250%, 11/15/19 (Pre-refunded to 11/15/01)

  1,000,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series B,         8/04 at 101         Aaa      1,121,010
                  7.000%, 8/15/16 (Pre-refunded to 8/15/04)

    550,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series B,     2/02 at 101 1/2       A-***        598,230
                  7.500%, 2/01/06 (Pre-refunded to 2/01/02)

  1,000,000    New York City Health and Hospitals Corporation, Health System Bonds, 1993     2/03 at 102         AAA      1,078,480
                  Series A, 6.300%, 2/15/20 (Pre-refunded to 2/15/03)

  1,500,000    New York City Municipal Water Finance Authority (New York), Water and     6/01 at 101 1/2         Aaa      1,615,020
                  Sewer System Revenue Bonds, Fiscal 1991 Series C, 7.750%, 6/15/20
                  (Pre-refunded to 6/15/01)

  5,345,000    New York City Industrial Development Agency, Civic Facility Revenue Bonds     7/02 at 102      Aa2***      5,753,625
                  (1992 - The Lighthouse, Inc. Project), 6.500%, 7/01/22 (Pre-refunded to 7/01/02)

    300,000    State of New York, Serial Bonds, Series 1991, 7.300%, 3/01/12 (Pre-refunded   3/01 at 102        A***        319,467
                  to 3/01/01)

  2,135,000    Dormitory Authority of the State of New York, United Health Services, Inc.,   2/00 at 102      N/R***      2,208,444
                  FHA-Insured Mortgage Revenue Bonds, Series 1989, 7.350%, 8/01/29
                  (Pre-refunded to 2/01/00)

  1,000,000    Dormitory Authority of the State of New York, City University System          7/00 at 102         Aaa      1,051,710
                  Consolidated Revenue Bonds, Series 1990A, 7.625%, 7/01/20 (Pre-refunded to 7/01/00)

    300,000    Dormitory Authority of the State of New York, State of New York               7/01 at 102     Baa1***        324,222
                  Department of Education Revenue Bonds, Series 1991, 7.750%, 7/01/21
                  (Pre-refunded to 7/01/01)

    400,000    Dormitory Authority of the State of New York, Menorah Campus, Inc.,           8/01 at 102       AA***        431,360
                  FHA-Insured Mortgage Revenue Bonds, Series 1991, 7.400%, 2/01/31
                  (Pre-refunded to 8/01/01)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

   $250,000    Dormitory Authority of the State of New York, Department of Health Revenue    7/01 at 102     BBB+***     $  268,003
                 Bonds, Veterans Home, Series 1990, 7.250%, 7/01/21 (Pre-refunded to
                 7/01/01)

    240,000    Dormitory Authority of the State of New York, Iroquois Nursing Insured        2/01 at 102      AA-***        254,011
                 Revenue Bonds, Series 1991, 7.000%, 2/01/15 (Pre-refunded to 2/01/01)

    985,000    Dormitory Authority of the State of New York, Dormitory Revenue Bonds,        7/04 at 102         AAA      1,126,190
                 State University Issue, Series X, 7.400%, 7/01/24 (Pre-refunded to
                 7/01/04)

  1,500,000    Dormitory Authority of the State of New York, Department of Health of         7/05 at 102         AAA      1,676,340
                 the State of New York Revenue Bonds, Series 1995, 6.625%, 7/01/24
                 (Pre-refunded to 7/01/05)

    215,000    New York State Energy Research and Development Authority, Electric            1/03 at 102       A-***        234,827
                 Facilities Revenue Bonds (Long Island Lighting Company Project), 1992
                 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax) (Pre-refunded to
                 1/21/03)

    200,000    New York State Housing Finance Agency, State University Construction         No Opt. Call         AAA        246,506
                 Refunding Bonds, 1986 Series A, 8.000%, 5/01/11

  1,660,000    New York State Housing Finance Agency, Health Facilities Revenue             11/00 at 102         AAA      1,770,091
                 Bonds (New York City), 1990 Series A Refunding, 8.000%, 11/01/08
                 (Pre-refunded to 11/01/00)

    250,000    State of New York Municipal Bond Bank Agency, Special Program                 9/01 at 102         AAA        267,558
                 Revenue Bonds (City of Rochester), 1991 Series A, 6.750%, 3/15/11
                 (Pre-refunded to 9/15/01)

     50,000    New York State Medical Care Facilities Finance Agency, Mental                 2/00 at 102          Aaa         51,906
                 Health Services Facilities Improvement Revenue Bonds, 1990
                 Series A, 7.750%, 2/15/20 (Pre-refunded to 2/15/00)

  1,460,000     New York State Medical Care Facilities Finance Agency, Mental                2/01 at 102         Aaa      1,556,929
                 Health Services Facilities Improvement Revenue Bonds, 1991
                 Series A, 7.500%, 2/15/21 (Pre-refunded to 2/15/01)

    785,000    New York State Medical Care Facilities Finance Agency, Mental                 2/03 at 102         AAA        848,766
                 Health Services Facilities Improvement Revenue Bonds, 1992
                 Series F, 6.450%, 2/15/09 (Pre-refunded to 2/15/03)

               New York State Medical Care Facilities Finance Agency, New York Hospital, FHA-
               Insured Mortgage Revenue Bonds, 1994 Series A:
  1,000,000      6.750%, 8/15/14 (Pre-refunded to 2/15/05)                                   2/05 at 102         AAA      1,119,560
  1,000,000      6.800%, 8/15/24 (Pre-refunded to 2/15/05)                                   2/05 at 102         AAA      1,121,950

  2,700,000    New York State Medical Care Facilities Finance Agency, Hospital Medical       2/05 at 102         AAA      3,025,080
                 Center, Secured Hospital Revenue Bonds, Series 1995-A, 6.800%, 8/15/12
                 (Pre-refunded to 2/15/05)

  1,480,000    New York State Medical Care Facilities Finance Agency, Hospital and Nursing   2/04 at 102       AA***      1,605,104
                 Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A, 6.200%, 2/15/21
                 (Pre-refunded to 2/15/04)

  1,485,000    New York State Medical Care Facilities Finance Agency, Mental Health          8/04 at 102       A-***      1,636,960
                 Services Facilities Improvement Revenue Bonds, 1994 Series E, 6.500%,
                 8/15/24 (Pre-refunded to 8/15/04)

  1,000,000    New York State Urban Development Corporation, Correctional Capital            1/00 at 102         AAA      1,032,650
                 Facilities Revenue Bonds, Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

  2,000,000    New York State Urban Development Corporation, Project Revenue Bonds           1/01 at 102     BBB+***      2,130,920
                 (Clarkson Center for Advanced Materials Processing Loan), Series 1990,
                 7.800%, 1/01/20 (Pre-refunded to 1/01/01)

  2,900,000    New York State Urban Development Corporation, State Facilities Revenue        4/01 at 102         Aaa      3,105,552
                 Bonds, Series 1991, 7.500%, 4/01/20 (Pre-refunded to 4/01/01)

  1,000,000    Orangetown Housing Authority (Rockland County, New York), Housing            10/00 at 102        A***      1,059,110
                 Facilities Revenue Bonds (Orangetown Senior Housing Center), 1990
                 Series, 7.600%, 4/01/30 (Pre-refunded to 10/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 8.9%

  6,500,000    Erie County Industrial Development Agency, Solid Waste Disposal Facility     12/10 at 103         N/R      6,788,080
                 Revenue Bonds (1998 CanFibre of Lackawanna Project), 8.875%, 12/01/13
                 (Alternative Minimum Tax)

               New York City Industrial Development Agency, Industrial Development Revenue
               Bonds (Brooklyn Navy Yard Cogeneration Partners, L.P. Project), Series 1997:
  4,000,000      5.650%, 10/01/28 (Alternative Minimum Tax)                                 10/08 at 102        BBB-      3,745,800
  5,950,000      5.750%, 10/01/36 (Alternative Minimum Tax)                                 10/08 at 102        BBB-      5,649,168

    350,000    New York State Energy Research and Development Authority, Electric            1/00 at 101          A+        357,193
                 Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company
                 of New York, Inc. Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

                        Portfolio of Investments (Unaudited)
                        Nuveen Flagship New York Municipal Bond Fund (continued) August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

$ 1,250,000    New York State Energy Research and Development Authority, Electric            6/02 at 102         N/R   $  1,359,775
                 Facilities Revenue Bonds (Long Island Lighting Company Project),
                 1989 Series A, 7.150%, 9/01/19 (Alternative Minimum Tax)

    285,000    New York State Energy Research and Development Authority, Electric            1/03 at 102          A-        304,232
                 Facilities Revenue Bonds (Long Island Lighting Company Project),
                 1992 Series D, 6.900%, 8/01/22 (Alternative Minimum Tax)

  2,435,000    New York State Energy Research and Development Authority, Adjustable          7/05 at 102         AAA      2,474,788
                 Rate Pollution Control Revenue Bonds (New York State Electric and
                 Gas Corporation Project), 1987 Series A, 6.150%, 7/01/26
                 (Alternative Minimum Tax)

  1,500,000    New York State Energy Research and Development Authority, Facilities          7/05 at 102         AAA      1,547,670
                 Refunding Revenue Bonds, Series 1995 A (Consolidated Edison Company
                 of New York, Inc. Project), 6.100%, 8/15/20

    750,000    Onondaga County Resource Recovery Agency, System Revenue Bonds                5/02 at 102        Baa1        784,603
                 (Development Costs), 1992 Series, 7.000%, 5/01/15 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 2.2%

 10,000,000    New York City Municipal Water Finance Authority, Water and Sewer             No Opt. Call          A1      3,065,000
                 System Revenue Bonds, Fiscal 1998 Series D, 0.000%, 6/15/20

  2,855,000    New York City Municipal Water Finance Authority, Water and Sewer              6/07 at 101         AAA      2,669,650
                 System Revenue Bonds, Fiscal 1998 Series B, 5.250%, 6/15/29
-----------------------------------------------------------------------------------------------------------------------------------
$262,945,000   Total Investments - (cost $248,924,041) - 100.0%                                                         258,501,291
============-----------------------------------------------------------------------------------------------------------------------
                             Short-Term Investments - 0.6%

$ 1,600,000    New York City General Obligation Variable Rate Demand Bonds, 3.100%,                           VMIG-1      1,600,000
               10/01/21+
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (0.6)%                                                                    (1,616,119)
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $258,485,172
               ====================================================================================================================


* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.
(WI) Security purchased on a when-issued basis (note 1).

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen New York Insured Municipal Bond Fund
August 31, 1999




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Education and Civic Organizations - 9.6%

 $1,000,000    Allegany County Industrial Development Agency (New York),                     8/08 at 102         Aaa     $  899,370
                Civic Facility Revenue Bonds, Series 1998 (Alfred
                University Civic Facility), 5.000%, 8/01/28

  1,350,000    Town of Hempstead Industrial Development Agency, Civic                        7/06 at 102         AAA      1,381,617
                Facility Revenue Bonds (Hofstra University Project),
                Series 1996, 5.800%, 7/01/15

  1,000,000    New York City Industrial Development Agency, Civic Facility                  11/04 at 102         AAA      1,076,180
                Revenue Bonds (USTA National Tennis Center Incorporated
                Project), 6.375%, 11/15/14

  1,000,000    New York City Industrial Development Agency, Civic Facility                   9/05 at 102         AAA      1,019,570
                Revenue Bonds (New School for Social Research Project),
                Series 1995A, 5.750%, 9/01/15

  1,145,000    New York City Industrial Development Agency, Civic Facility                   6/07 at 102         Aaa      1,141,702
                Revenue Bonds (Anti-Defamation League Foundation Project),
                Series 1997A, 5.600%, 6/01/17

  5,000,000    Dormitory Authority of the State of New York, State                           7/05 at 102         AAA      4,732,450
                University Dormitory Facilities Lease Revenue Bonds,
                Series 1995A, 5.300%, 7/01/24

    260,000    Dormitory Authority of the State of New York, College and                    12/99 at 102         AAA        266,185
                University Revenue (Pooled Capital Program), Series
                1985, 7.800%, 12/01/05

  5,000,000    Dormitory Authority of the State of New York, New York                        7/01 at 102         AAA      5,264,100
                University Insured Revenue Bonds, Series 1991, 6.250%, 7/01/09

  4,640,000    Dormitory Authority of the State of New York, Mount Sinai                     7/04 at 102         AAA      4,228,757
                School of Medicine Insured Revenue Bonds, Series 1994A,
                5.000%, 7/01/21

  1,500,000    Dormitory Authority of the State of New York, Sarah Lawrence                  7/05 at 102         AAA      1,535,100
                College Revenue Bonds, Series 1995, 6.000%, 7/01/24

  2,500,000    Dormitory Authority of the State of New York, Siena College                   7/07 at 102         AAA      2,508,150
                Insured Revenue Bonds, Series 1997, 5.750%, 7/01/26

  4,000,000    Dormitory Authority of the State of New York, Fordham                         7/08 at 101         AAA      3,603,000
                University Insured Revenue Bonds, Series 1998, 5.000%, 7/01/28

  2,530,000    Dormitory Authority of the State of New York, City University                 7/08 at 101         AAA      2,298,960
                System Consolidated Third General Resolution Revenue Bonds,
                1998 Series 2, 5.000%, 7/01/23

  1,760,000    Dormitory Authority of the State of New York, City University                 7/00 at 102         AAA      1,835,029
                System Consolidated Second General Resolution Revenue Bonds,
                Series 1990C, 7.000%, 7/01/14

  3,000,000    Dormitory Authority of the State of New York, Ithaca College                  7/08 at 101         Aaa      2,737,590
                Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 15.8%

               New York City Health and Hospitals Corporation, Health System
                Bonds, 1993 Series A:
  2,500,000     5.625%, 2/15/13                                                              2/03 at 102         AAA      2,531,500
 14,980,000     5.750%, 2/15/22                                                              2/03 at 102         AAA     15,024,640

  6,460,000    Dormitory Authority of the State of New York, St. Vincent's                   8/05 at 102         AAA      6,469,755
                Hospital and Medical Center of New York, FHA-Insured Mortgage
                Revenue Bonds, Series 1995, 5.800%, 8/01/25

  3,730,000    Dormitory Authority of the State of New York, Maimonides                      2/06 at 102         AAA      3,717,542
                Medical Center FHA-Insured Mortgage Hospital Revenue Bonds,
                Series 1996A, 5.750%, 8/01/24

  2,500,000    Dormitory Authority of the State of New York, Secured                     2/08 at 101 1/2         AAA      2,255,500
                Hospital Insured Revenue Bonds (Southside Hospital),
                Series 1998, 5.000%, 2/15/25

  3,000,000    Dormitory Authority of the State of New York (North Shore                    11/08 at 101         AAA      2,720,610
                Health System Obligated Group), North Shore University
                Hospital Revenue Bonds, Series 1998, 5.000%, 11/01/23

    895,000    New York State Medical Care Facilities Finance Agency, St.                   11/99 at 101         AAA        915,549
                Francis Hospital Project Revenue Bonds, 1988 Series A,
                7.625%, 11/01/21

                   Portfolio of Investments (Unaudited)
                   Nuveen New York Insured Municipal Bond Fund (continued) August 31, 1999


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Health Care (continued)
 $3,000,000    New York State Medical Care Facilities Finance Agency,                       11/02 at 102         AAA    $ 3,188,790
                 South Nassau Communities Hospital Project
                 Revenue Bonds, 1992 Series A, 6.125%, 11/01/11

  3,200,000    New York State Medical Care Facilities Finance                               11/00 at 102         AAA      3,384,064
                 Agency, North Shore University Hospital Mortgage
                 Project Revenue Bonds, 1990 Series A, 7.200%, 11/01/20

  1,670,000    New York State Medical Care Facilities Finance                               11/01 at 102         AAA      1,765,591
                 Agency, Our Lady of Victory Hospital Project
                 Revenue Bonds, 1991 Series A, 6.625%, 11/01/16

               New York State Medical Care Facilities Finance
               Agency, Sisters of Charity Hospital of Buffalo
               Project Revenue Bonds, 1991 Series A:
    500,000      6.600%, 11/01/10                                                           11/01 at 102         AAA        530,275
  1,550,000      6.625%, 11/01/18                                                           11/01 at 102         AAA      1,638,722

  1,000,000    New York State Medical Care Facilities Finance                               11/01 at 102         AAA      1,067,200
                 Agency, Aurelia Osborn Fox Memorial Hospital Project
                 Revenue Bonds, 1992 Series A, 6.500%, 11/01/19

  2,500,000    New York State Medical Care Facilities Finance                               11/03 at 102         AAA      2,658,400
                 Agency, St. Mary's Hospital (Rochester) Mortgage
                 Project Revenue Bonds, 1994 Series A Refunding,
                 6.200%, 11/01/14

    650,000    New York State Medical Care Facilities Finance                                2/00 at 102          AA        664,697
                 Agency, Hospital and Nursing Home Insured Mortgage
                 Revenue Bonds, 1989 Series B, 7.350%, 2/15/29

  7,890,000    New York State Medical Care Facilities Finance                                2/05 at 102         AAA      7,973,082
                 Agency, Montefiore Medical Center FHA-Insured
                 Mortgage Revenue Bonds, 1995 Series A, 5.750%, 2/15/15

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Multifamily - 8.8%

  5,000,000    New York City Housing Development Corporation,                                9/99 at 105         AAA      5,261,550
                 Multifamily Housing Limited Obligation Bonds, Series
                 1991A, Pass Through Certificates, 6.500%, 2/20/19

               New York State Finance Agency, Housing Project
               Mortgage Revenue Bonds, 1996 Series A Refunding:
  5,650,000     6.100%, 11/01/15                                                             5/06 at 102         AAA      5,916,398
  4,980,000     6.125%, 11/01/20                                                             5/06 at 102         AAA      5,205,793

    640,000    New York State Housing Finance Agency,                                       11/99 at 102         AAA        654,611
                 Multi-Family Housing Revenue Bonds (AMBAC Insured
                 Program), 1989 Series A, 7.450%, 11/01/28

               New York State Urban Development Corporation,
               Section 236 Revenue Bonds, Series 1992A:
  3,850,000      6.700%, 1/01/12                                                             1/02 at 102         AAA      4,091,010
  9,650,000      6.750%, 1/01/26                                                             1/02 at 102         AAA     10,264,705

------------------------------------------------------------------------------------------------------------------------------------
               Housing/Single Family - 1.0%
  3,500,000    State of New York Mortgage Agency, Homeowner                                 10/03 at 102         AAA      3,530,240
                 Mortgage Revenue Bonds, Series 29-C-1, 5.650%, 4/01/15

------------------------------------------------------------------------------------------------------------------------------------
               Long-Term Care - 0.6%

  1,000,000    Dormitory Authority of the State of New York,                                 7/02 at 102         AAA      1,057,500
                 United Cerebral Palsy Association of Westchester
                 County, Inc., Insured Revenue Bonds, Series 1992,
                 6.200%, 7/01/12

  1,000,000    Dormitory Authority of the State of New York,                                 8/07 at 102         AAA        961,850
                 Sarah Neuman Nursing Home, FHA-Insured Mortgage
                 Nursing Home Revenue Bonds, Series 1997, 5.450%, 8/01/27

-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General - 8.9%

  1,000,000    City of Buffalo, New York,                                                    2/01 at 101         AAA      1,034,160
               Refunding Serial Bonds-1991,
               6.150%, 2/01/04

               Camden Central School District, Oneida County,
               New York, School District (Serial) Bonds, 1991:
    500,000      7.100%, 6/15/07                                                            No Opt. Call         AAA        573,325
    600,000      7.100%, 6/15/08                                                            No Opt. Call         AAA        692,406
    600,000      7.100%, 6/15/09                                                            No Opt. Call         AAA        696,132
    275,000      7.100%, 6/15/10                                                            No Opt. Call         AAA        321,024

    500,000    Greece Central School District, Monroe County,                               No Opt. Call         AAA        539,695
                 New York, General Obligation Bonds, School
                 District (Serial) Bonds, Series 1992, 6.000%, 6/15/09

               Town of Halfmoon, Saratoga County, New York,
               Public Improvement (Serial) Bonds, Series 1991:
    385,000      6.500%, 6/01/09                                                            No Opt. Call         AAA        434,011
    395,000      6.500%, 6/01/10                                                            No Opt. Call         AAA        446,583
    395,000      6.500%, 6/01/11                                                            No Opt. Call         AAA        448,262

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/General (continued)

               Middle County Central School District at Centereach, In the Town of
               Brookhaven, Suffolk Co., N.Y., School District (Serial) Bonds,
               Series 1991:
$   475,000      6.900%, 12/15/07                                                           No Opt. Call         AAA     $  544,013
    475,000      6.900%, 12/15/08                                                           No Opt. Call         AAA        545,053

               Mount Sinai Union Free School District, County of Suffolk, New York,
               School District Refunding (Serial) Bonds, Series 1992:
    500,000      6.200%, 2/15/15                                                            No Opt. Call         AAA        545,675
  1,035,000      6.200%, 2/15/16                                                            No Opt. Call         AAA      1,127,457

  1,500,000    County of Nassau, New York, General Obligation Serial Bonds,                  8/04 at 103         AAA      1,539,270
                 General Improvement Bonds, Series O, 5.700%, 8/01/13

  1,505,000    County of Nassau, New York, General Obligations Serial Bonds,                 6/09 at 102         AAA      1,431,616
                 General Improvement Bonds, Series B, 5.250%, 6/01/18

  1,020,000    City of New Rochelle, Westchester County, New York, General Obligations       8/04 at 102         AAA      1,056,312
                 Bonds, Public Improvement Bonds, 1994 Series B, 6.200%, 8/15/22

     60,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA         63,543
                 Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01/10

     20,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA         21,324
                 6.625%, 8/01/12

               The City of New York, General Obligation Bonds, Fiscal 1990 Series B:
  1,300,000      7.000%, 10/01/15                                                           10/99 at 100         AAA      1,303,302
  1,025,000      7.000%, 10/01/17                                                           10/99 at 100         AAA      1,027,798
    310,000      7.000%, 10/01/18                                                           10/99 at 100         AAA        310,846

  2,000,000    The City of New York, General Obligation Bonds, Fiscal 1990 Series B,        10/99 at 100         AAA      2,005,320
                 7.000%, 10/01/16

  5,000,000    The City of New York, General Obligation Bonds, Fiscal 1998 Series H,         8/08 at 101         AAA      4,609,750
                 5.125%, 8/01/25

  1,590,000    City of Niagara Falls, Niagara County, New York, Public Improvement           3/04 at 102         AAA      1,742,672
                 (Serial) Bonds, Series 1994, 6.900%, 3/01/21

  1,505,000    Town of North Hempstead, Nassau County, New York, General Obligation         No Opt. Call         AAA      1,674,042
                 Refunding Serial Bonds, 1992 Series B, 6.400%, 4/01/14

               Rensselaer County, New York, General Obligation Serial Bonds, Series 1991:
    960,000      6.700%, 2/15/13                                                            No Opt. Call         AAA      1,092,787
    960,000      6.700%, 2/15/14                                                            No Opt. Call         AAA      1,095,235
    960,000      6.700%, 2/15/15                                                            No Opt. Call         AAA      1,096,954

               Rondout Valley Central School District at Accord, Ulster County, New York,
               General Obligation, School District (Serial) Bonds, Series 1991:
    550,000      6.800%, 6/15/06                                                            No Opt. Call         AAA        616,451
    550,000      6.850%, 6/15/07                                                            No Opt. Call         AAA        622,386
    550,000      6.850%, 6/15/08                                                            No Opt. Call         AAA        625,922
    550,000      6.850%, 6/15/09                                                            No Opt. Call         AAA        628,821
    550,000      6.850%, 6/15/10                                                            No Opt. Call         AAA        631,076

    600,000    County of Suffolk, New York, General Obligation Refunding (Serial)  Bonds,    5/02 at 102         AAA        634,326
                 Public Improvement Refunding Bonds, 1993 Series B, 6.150%, 5/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited - 7.8%

  5,000,000    Dormitory Authority of the State of New York, Municipal Health Facilities     1/09 at 101         AAA      4,541,750
                 Improvement Program, Lease Revenue Bonds (New York City Issue), 1998
                 Series 1, 5.000%, 1/15/23

  1,750,000    Dormitory Authority of the State of New York, Office Facilities Lease         4/09 at 101         AAA      1,714,808
                 Revenue Bonds (Department of Audit and Control), Series 1999,
                 5.500%, 4/01/23

  2,500,000    Dormitory Authority of the State of New York, Mental Health Services          8/07 at 101         AAA      2,298,500
                 Facilities Improvement Revenue Bonds, Series 1997D, 5.125%, 8/15/27

  3,280,000    New York Local Government Assistance Corporation, Series 1993 B,              4/04 at 100         AAA      2,982,078
                 Refunding Bonds, 5.000%, 4/01/23

  1,000,000    New York State Medical Care Facilities Finance Agency, Mental Health          8/04 at 102         AAA      1,090,210
                 Services Facilities Improvement Revenue Bonds, 1994 Series D,
                 6.150%, 2/15/15

    185,000    New York State Medical Care Facilities Finance Agency, Mental Health          2/02 at 102         AAA        191,481
                 Services Facilities Improvement Revenue Bonds, 1992 Series B,
                 6.250%, 8/15/18

                         Portfolio of Investments (Unaudited)
                         Nuveen New York Insured Municipal Bond Fund (continued) August 31, 1999

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Tax Obligation/Limited (continued)

$   150,000    New York State Medical Care Facilities Finance Agency, Mental Health          2/02 at 102         AAA    $   157,910
                 Services Facilities Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/17

  2,000,000    New York State Medical Care Facilities Finance Agency, Mental Health          2/04 at 102         AAA      1,884,860
                 Services Facilities Improvement Revenue Bonds, 1993 Series F Refunding,
                 5.250%, 2/15/19

  4,000,000    New York State Urban Development Corporation, Revenue Bonds (Sports           4/06 at 102         AAA      3,922,280
                 Facility Assistance Program), 1996 Series A, 5.500%, 4/01/19

  8,650,000    Triborough Bridge and Tunnel Authority, Special Obligation Refunding          1/01 at 102         AAA      9,082,846
                 Bonds, Series 1991B, 6.875%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 7.6%

  2,500,000    Albany County Airport Authority, Airport Revenue Bonds, Series 1997,         12/07 at 102         AAA      2,435,700
                 5.500%, 12/15/19 (Alternative Minimum Tax)

  2,250,000    Buffalo and Fort Erie Public Bridge Authority, Toll Bridge                    1/05 at 101         AAA      2,255,805
                 System Revenue Bonds, Series 1995, 5.750%, 1/01/25

  4,000,000    Metropolitan Transportation Authority (New York), Commuter Facilities         7/05 at 101         AAA      3,997,000
                 Subordinated Revenue Bonds, Series 1995-2 (Grand Central Terminal
                 Redevelopment Project), 5.700%, 7/01/24

  3,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue        7/07 at 101 1/2         AAA      3,014,280
                 Bonds, Series 1997A, 5.750%, 7/01/21

  3,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue            7/07 at 102         AAA      2,770,200
                 Bonds, Series 1997B, 5.125%, 7/01/24

  2,000,000    Metropolitan Transportation Authority, Commuter Facilities Revenue            7/07 at 101         AAA      1,911,000
                 Bonds, Series 1997C, 5.375%, 7/01/27

  3,500,000    Metropolitan Transportation Authority, Commuter Facilities Revenue            7/07 at 101         AAA      3,193,855
                 Bonds, Series 1997E, 5.000%, 7/01/21

               Niagara Frontier Transportation Authority (Buffalo Niagara International
               Airport), Airport Revenue Bonds, Series 1998:
  1,000,000      5.000%, 4/01/18 (Alternative Minimum Tax)                                   4/08 at 101         AAA        912,340
  1,000,000      5.000%, 4/01/28 (Alternative Minimum Tax)                                   4/08 at 101         AAA        892,120

  3,000,000    The Port Authority of New York and New Jersey, Special Project Bonds,        12/07 at 100         AAA      3,038,010
                 Series 6, JFK International Air Terminal LLC Project, 5.750%,
                 12/01/25 (Alternative Minimum Tax)

  2,750,000    Triborough Bridge and Tunnel Authority, General Purpose Revenue           1/02 at 101 1/2         AAA      2,897,785
                 Bonds, Series X, 6.500%, 1/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed - 27.1%

  3,385,000    Buffalo Municipal Water Finance Authority, Water System Revenue Bonds,        7/03 at 102         AAA      3,610,949
                 Series 1992, 5.750%, 7/01/19 (Pre-refunded to 7/01/03)

  1,000,000    Erie County Water Authority (New York), Water Works System Revenue           12/09 at 100         AAA      1,122,940
                 Bonds, Series 1990B, 6.750%, 12/01/14

 10,340,000    Metropolitan Transportation Authority, Transit Facilities Revenue Bonds,      7/02 at 102         AAA     11,150,656
                 Series J, 6.500%, 7/01/18 (Pre-refunded to 7/01/02)

               Public Improvement Serial Bonds of 1992, County of Monroe, New York, General
               Obligation Bonds:
    375,000      6.500%, 6/01/15 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA        397,189
    375,000      6.500%, 6/01/16 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA        397,189
    350,000      6.500%, 6/01/17 (Pre-refunded to 6/01/01)                                   6/01 at 102         AAA        370,710

  3,725,000    Montgomery, Otsego, Schoharie, Solid Waste Management Authority, Solid        1/00 at 103         AAA      3,880,370
                 Waste System Revenue Bonds, Series 1990, 7.250%, 1/01/14
                 (Pre-refunded to 1/01/00)

               Mount Sinai Union Free School District, Suffolk County, New York, School
               District (Serial) Bonds, Series 1989:
  1,000,000      7.250%, 2/15/15 (Pre-refunded to 2/15/00)                                   2/00 at 102         AAA      1,036,050
  1,000,000      7.250%, 2/15/17 (Pre-refunded to 2/15/00)                                   2/00 at 102         AAA      1,036,050

  4,840,000    Nassau County Industrial Development Agency, Civic Facility Revenue Bonds     8/01 at 102         AAA      5,165,780
                 (Hofstra University Project), Series 1991, 6.750%, 8/01/11 (Pre-refunded to 8/01/01)

               The City of New York, General Obligation Bonds, Fiscal 1992 Series C, Fixed
               Rate Bonds, Subseries C-1:
  3,940,000      6.250%, 8/01/10 (Pre-refunded to 8/01/02)                               8/02 at 101 1/2         AAA      4,210,954
     55,000      6.625%, 8/01/12 (Pre-refunded to 8/01/02)                               8/02 at 101 1/2         AAA         59,343

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$ 2,000,000    New York City Municipal Water Finance Authority, Water and Sewer              6/01 at 101         AAA    $ 2,109,920
                 System Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16
                 (Pre-refunded to 6/15/01)

  1,000,000    New York City Municipal Water Finance Authority, Water and Sewer          6/00 at 101 1/2         AAA      1,042,320
                 System Revenue Bonds, Fiscal 1991, Series A, 7.250%, 6/15/15
                 (Pre-refunded to 6/15/00)

  1,000,000    New York City Transit Authority, Transit Facilities Revenue Bonds,            1/00 at 102         AAA      1,032,650
                 Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
                 (Pre-refunded to 1/01/00)

  2,200,000    The Trust for Cultural Resources of the City of New York, Revenue             4/01 at 102         AAA      2,334,486
                 Refunding Bonds, Series 1991A (The American Museum of Natural
                 History), 6.900%, 4/01/21 (Pre-refunded to 4/01/01)

  1,490,000    Dormitory Authority of the State of New York, United Health Services,         2/00 at 102      N/R***      1,541,256
                 Inc., FHA-Insured Mortgage Revenue Bonds, Series 1989,
                 7.350%, 8/01/29 (Pre-refunded to 2/01/00)

  1,200,000    Dormitory Authority of the State of New York, State University                5/00 at 102         AAA      1,253,256
                 Educational Facilities Revenue Bonds, Series 1989B, 7.250%, 5/15/15
                 (Pre-refunded to 5/15/00)

  1,000,000    Dormitory Authority of the State of New York, Manhattanville College          7/00 at 102         AAA      1,050,690
                 Insured Revenue Bonds, Series 1990, 7.500%, 7/01/22
                 (Pre-refunded to 7/01/00)

  2,000,000    Dormitory Authority of the State of New York, State University                5/00 at 100         AAA      2,039,420
                 Educational Facilities Revenue Bonds, Series 1990A, 6.500%, 5/15/19
                 (Pre-refunded to 5/15/00)

  1,200,000    Dormitory Authority of the State of New York, State University                5/00 at 102         AAA      1,251,180
                 Educational Facilities Revenue Bonds, Series 1990C, 7.000%, 5/15/18
                 (Pre-refunded to 5/15/00)

  6,295,000    Dormitory Authority of the State of New York, City University                 7/00 at 102         AAA      6,614,094
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990F, 7.500%, 7/01/20 (Pre-refunded to 7/01/00)

  2,500,000    Dormitory Authority of the State of New York, Cooper Union Insured            7/01 at 102         AAA      2,682,900
                 Revenue Bonds, Series 1990, 7.200%, 7/01/20
                 (Pre-refunded to 7/01/01)

  1,000,000    Dormitory Authority of the State of New York, Fordham University              7/00 at 102         AAA      1,048,260
                 Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15
                 (Pre-refunded to 7/01/00)

    740,000    Dormitory Authority of the State of New York, City University                 7/00 at 102         AAA        774,506
                 System Consolidated Second General Resolution Revenue Bonds,
                 Series 1990C, 7.000%, 7/01/14 (Pre-refunded to 7/01/00)

  2,630,000    New York State Medical Care Facilities Finance Agency, Mental                 2/02 at 102         AAA      2,799,425
                 Health Services Facilities Improvement Revenue Bonds,
                 1992 Series B, 6.250%, 8/15/18 (Pre-refunded to 2/15/02)

  7,000,000    New York State Medical Care Facilities Finance Agency, New York               2/05 at 102         AAA      7,853,650
                 Hospital, FHA-Insured Mortgage Revenue Bonds, 1994 Series A,
                 6.800%, 8/15/24 (Pre-refunded to 2/15/05)

  6,000,000    New York State Medical Care Facilities Finance Agency, Mental Health          2/02 at 102         AAA      6,399,480
                 Services Facilities Improvement Revenue Bonds, 1992 Series A,
                 6.375%, 8/15/17 (Pre-refunded to 2/15/02)

  2,000,000    Power Authority of the State of New York, General Purpose Bonds,              1/02 at 102         AAA      2,137,620
                 Series Z, 6.500%, 1/01/19 (Pre-refunded to 1/01/02)

  7,300,000    New York State Thruway Authority, General Revenue Bonds, Series A,            1/02 at 102         AAA      7,681,863
                 5.750%, 1/01/19 (Pre-refunded to 1/01/02)

               New York State Urban Development Corporation, Correctional
               Facilities Revenue Bonds, Series G:
   1,500,000     7.250%, 1/01/14 (Pre-refunded to 1/01/00)                                   1/00 at 102         Aaa      1,547,745
     575,000     7.000%, 1/01/17 (Pre-refunded to 1/01/00)                                   1/00 at 102         AAA        592,831

   2,000,000   New York State Urban Development Corporation, Correctional Facilities         1/00 at 102         AAA      2,065,300
               Revenue Bonds, Series 1, 7.500%, 1/01/20 (Pre-refunded to 1/01/00)

               Town of North Hempstead, Nassau County, New York, Public Improvement
               (Serial) Bonds, 1991 Series B, Unlimited Tax:
     425,000     6.800%, 6/01/10 (Pre-refunded to 6/01/00)                                   6/00 at 102         AAA        443,097
     425,000     6.800%, 6/01/11 (Pre-refunded to 6/01/00)                                   6/00 at 102         AAA        443,097

               Nyack Union Free School District, Rockland County, New York, School
               District Serial Bonds of 1992:
     625,000     6.500%, 4/01/12 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        670,963
     625,000     6.500%, 4/01/13 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        670,963
     625,000     6.500%, 4/01/14 (Pre-refunded to 4/01/02)                                   4/02 at 102         AAA        670,963

   1,000,000   County of Suffolk, New York, General Obligation Refunding (Serial)            4/00 at 102         AAA      1,038,280
                 Bonds, Public Improvement Refunding Bonds, 1993 Series B,
                 6.900%, 4/01/01 (Pre-refunded to 4/01/00)

                        Portfolio of Investments (Unaudited)
                        Nuveen New York Insured Municipal Bond Fund (continued) August 31, 1999

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               U.S. Guaranteed (continued)

$  2,000,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,        1/01 at 102         AAA   $  2,113,460
                 Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)
   1,175,000   Triborough Bridge and Tunnel Authority, General Purpose Revenue Bonds,    1/01 at 101 1/2         AAA      1,236,088
                 Series S, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)
   1,750,000   City of Yonkers, New York, General Obligation School Bonds, Series           12/00 at 102         AAA      1,859,200
                 1990-C, 7.375%, 12/01/09 (Pre-refunded to 12/01/00)
-----------------------------------------------------------------------------------------------------------------------------------
               Utilities - 3.0%

   6,000,000   Long Island Power Authority, Electric System General Revenue Bonds,           6/08 at 101         AAA      5,554,440
                 Series 1998A, 5.125%, 12/01/22
   8,500,000   Long Island Power Authority, Electric System General Revenue Bonds,          No Opt. Call         AAA      2,729,010
                 Series 1998A, 0.000%, 12/01/19
   2,500,000   New York State Energy Research and Development Authority, Pollution          10/99 at 103         AAA      2,582,550
                 Control Revenue Bonds (Central Hudson Gas and Electric Corporation
                 Project), 1984 Series B, 7.375%, 10/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 8.4%

     280,000   Albany, Municipal Water Finance Authority, Water and Sewer System            12/99 at 101         AAA        286,401
                 Revenue Bonds, Series 1988A, 7.500%, 12/01/17
   2,930,000   Buffalo Municipal Water Finance Authority, Water System Revenue Bonds,        7/08 at 101         AAA      2,639,198
                 Series 1998-A, 5.000%, 7/01/28
   7,000,000   New York City Municipal Water Finance Authority, Water and Sewer System       6/06 at 101         AAA      7,018,900
                 Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26
   1,250,000   New York City Municipal Water Finance Authority, Water and Sewer System       6/01 at 101         AAA      1,310,225
                 Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16
   2,765,000   New York City Municipal Water Finance Authority, Water and Sewer System   6/02 at 101 1/2         AAA      2,780,208
                 Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18
   4,650,000   New York City Municipal Water Finance Authority, Water and Sewer System       6/02 at 100         AAA      4,573,275
                 Revenue Bonds, Fiscal 1993 Series A, 5.500%, 6/15/20
   3,250,000   New York City Municipal Water Finance Authority, Water and Sewer System       6/08 at 101         AAA      2,932,215
                 Revenue Bonds, Fiscal 1999 Series A, 5.000%, 6/15/27
   3,000,000   New York City Municipal Water Finance Authority, Water and Sewer System       6/07 at 101         AAA      2,805,240
                 Revenue Bonds, Fiscal 1998 Series B, 5.250%, 6/15/29
   1,450,000   New York State Environmental Facilities Corporation, State Water Pollution    3/00 at 102         AAA      1,502,718
                 Control Revolving Fund Revenue Bonds, Series 1990 C (Pooled Loan Issue),
                 7.200%, 3/15/11
   1,000,000   Suffolk County Industrial Development Agency (Suffolk County, New York),      2/04 at 101         AAA        975,867
                 Suffolk County Southwest Sewer System Revenue Bonds, Series 1994,
                 4.750%, 2/01/09
   3,700,000   Suffolk County Water Authority, New York, Water System Revenue Bonds,         6/03 at 102         AAA      3,446,066
                 Series 1994, 5.000%, 6/01/17
-----------------------------------------------------------------------------------------------------------------------------------
$353,635,000   Total Investments - (cost $340,634,983) - 98.6%                                                          353,513,157
============-----------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 0.8%
$  3,000,000   New York City, Series B, Subseries B-4, Variable Rate Demand Bonds,                            VMIG-1      3,000,000
============-----------------------------------------------------------------------------------------------------------------------
                2.800%, 8/15/23+
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.6%                                                                       2,136,169
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $358,649,326
               ====================================================================================================================

    All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R Investment is not rated.

+ Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
August 31, 1999

                                                                                                 New York
                                                                   New Jersey      New York       Insured
----------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)    $120,623,916  $258,501,291  $353,513,157
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)              --     1,600,000     3,000,000
Cash                                                                  141,173            --            --
Receivables:
  Fund manager (note 6)                                                    --         2,613            --
  Interest                                                          1,525,720     3,274,444     3,943,618
  Investments sold                                                     20,000     4,528,300     5,467,206
  Shares sold                                                         184,404       630,449       391,853
Other assets                                                           13,228        24,855        65,283
----------------------------------------------------------------------------------------------------------
  Total assets                                                    122,508,441   268,561,952   366,381,117
----------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                             --     5,497,418     1,197,960
Payables:
  Investments purchased                                                    --     3,649,351     4,751,324
  Shares redeemed                                                       4,870        54,056       451,976
Accrued expenses:
  Management fees (note 6)                                             56,782            --       163,757
  12b-1 distribution and service fees (notes 1 and 6)                  26,652        32,151        26,013
  Other                                                               112,427       125,570       111,167
Dividends payable                                                     287,266       718,234     1,029,594
----------------------------------------------------------------------------------------------------------
  Total liabilities                                                   487,997    10,076,780     7,731,791
----------------------------------------------------------------------------------------------------------
Net assets (note 7)                                              $122,020,444  $258,485,172  $358,649,326
==========================================================================================================
Class A Shares (note 1)
Net assets                                                       $ 53,017,951  $ 84,064,027  $ 56,094,929
Shares outstanding                                                  5,237,663     7,960,352     5,470,486
Net asset value and redemption price per share                   $      10.12  $      10.56  $      10.25
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)               $      10.56  $      11.02  $      10.70
==========================================================================================================
Class B Shares (note 1)
Net assets                                                       $ 14,272,104  $ 16,106,598  $ 17,655,639
Shares outstanding                                                  1,411,199     1,523,583     1,720,299
Net asset value, offering and redemption price per share         $      10.11  $      10.57  $      10.26
==========================================================================================================
Class C Shares (note 1)
Net assets                                                       $ 10,721,163  $  9,192,885  $  4,281,778
Shares outstanding                                                  1,062,122       867,847       417,706
Net asset value, offering and redemption price per share         $      10.09  $      10.59  $      10.25
==========================================================================================================
Class R Shares (note 1)
Net assets                                                       $ 44,009,226  $149,121,662  $280,616,980
Shares outstanding                                                  4,348,733    14,078,345    27,351,514
Net asset value, offering and redemption price per share         $      10.12  $      10.59  $      10.26
==========================================================================================================



                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended August 31, 1999

                                                                                                          New York
                                                                          New Jersey       New York        Insured
-------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)                                               $ 3,434,698   $  7,659,119   $ 10,569,643
-------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                     338,972        705,557        991,736
12b-1 service fees - Class A (notes 1 and 6)                                  53,651         81,751         55,231
12b-1 distribution and service fees - Class B (notes 1 and 6)                 62,732         66,257         73,203
12b-1 distribution and service fees - Class C (notes 1 and 6)                 40,964         34,230         16,139
Shareholders' servicing agent fees and expenses                               61,695         98,499        127,997
Custodian's fees and expenses                                                 40,906         52,361         50,024
Trustees' fees and expenses (note 6)                                           1,786          2,315          3,795
Professional fees                                                              2,483          4,671          8,614
Shareholders' reports - printing and mailing expenses                         43,185         34,702         84,141
Federal and state registration fees                                           11,644          4,095          2,898
Portfolio insurance expense                                                       --             --          3,358
Other expenses                                                                 2,449          4,123          5,948
-------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement         660,467      1,088,561      1,423,084
  Custodian fee credit (note 1)                                              (12,201)       (15,278)        (8,312)
  Expense reimbursement (note 6)                                             (97,085)      (120,837)            --
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                 551,181        952,446      1,414,772
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                      2,883,517      6,706,673      9,154,871
-------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)        (11,755)       (16,460)      (192,562)
Change in net unrealized appreciation or depreciation of investments      (5,673,527)   (11,405,432)   (16,555,024)
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                          (5,685,282)   (11,421,892)   (16,747,586)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    $(2,801,765)  $ (4,715,219)  $ (7,592,715)
===================================================================================================================



                                 See accompanying notes to financial statements.

                Statement of Changes in Net Assets (Unaudited)

                                                                                                 New Jersey
                                                                                      --------------------------------
                                                                                      Six Months Ended      Year Ended
                                                                                               8/31/99         2/28/99
----------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                     $  2,883,517   $  5,254,037
Net realized gain (loss) from investment transactions (notes 1 and 4)                          (11,755)       115,134
Change in net unrealized appreciation or depreciation of investments                        (5,673,527)      (239,717)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                       (2,801,765)     5,129,454
----------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                                  (1,277,592)    (2,238,254)
   Class B                                                                                    (263,771)      (289,199)
   Class C                                                                                    (232,689)      (361,714)
   Class R                                                                                  (1,136,989)    (2,367,199)
From accumulated net realized gains from investment transactions:
   Class A                                                                                          --             --
   Class B                                                                                          --             --
   Class C                                                                                          --             --
   Class R                                                                                          --             --
----------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                   (2,911,041)    (5,256,366)
----------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from shares issued in the reorganization of
   New Jersey Intermediate (note 1)                                                                 --     10,490,003
Net proceeds from sale of shares                                                            12,642,704     32,345,835
Net proceeds from shares issued to shareholders due to reinvestment of distributions         1,747,145      3,178,514
----------------------------------------------------------------------------------------------------------------------
                                                                                            14,389,849     46,014,352
Cost of shares redeemed                                                                     (7,790,063)   (14,067,767)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                      6,599,786     31,946,585
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                     886,980     31,819,673
Net assets at the beginning of period                                                      121,133,464     89,313,791
----------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                           $122,020,444   $121,133,464
======================================================================================================================
Balance of undistributed (over-distributed) net investment income at the end of period    $    (25,339)  $      2,185
======================================================================================================================


                                 See accompanying notes to financial statements.



                                                                               New York                    New York Insured
                                                                  ------------------------------   -------------------------------
                                                                  Six Months Ended    Year Ended   Six Months Ended     Year Ended
                                                                           8/31/99       2/28/99            8/31/99        2/28/99
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  6,706,673   $ 12,946,294      $  9,154,871   $ 18,001,673
Net realized gain (loss) from investment transactions
(notes 1 and 4)                                                           (16,460)     1,767,488          (192,562)     2,051,978
Change in net unrealized appreciation or depreciation of
 investments                                                          (11,405,432)      (482,766)      (16,555,024)    (1,737,215)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                  (4,715,219)    14,231,016        (7,592,715)    18,316,436
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                             (2,026,143)    (3,991,380)       (1,327,006)    (2,291,771)
   Class B                                                               (289,996)      (318,702)         (308,331)      (375,855)
   Class C                                                               (200,425)      (328,331)          (91,265)      (124,512)
   Class R                                                             (4,008,132)    (8,212,001)       (7,338,457)   (15,260,254)
From accumulated net realized gains from investment transactions:
   Class A                                                                     --             --               --        (130,963)
   Class B                                                                     --             --               --         (31,353)
   Class C                                                                     --             --               --          (8,852)
   Class R                                                                     --             --               --        (822,078)
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders              (6,524,696)   (12,850,414)       (9,065,059)   (19,045,638)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                       22,423,140     32,108,889        20,664,180     30,426,780
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                  3,778,204      7,870,186         6,162,735     13,375,740
----------------------------------------------------------------------------------------------------------------------------------
                                                                       26,201,344     39,979,075        26,826,915     43,802,520
Cost of shares redeemed                                               (15,213,190)   (31,347,095)      (23,249,637)   (38,003,474)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                10,988,154      8,631,980         3,577,278      5,799,046
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    (251,761)    10,012,582       (13,080,496)     5,069,844
Net assets at the beginning of period                                 258,736,933    248,724,351       371,729,822    366,659,978
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $258,485,172   $258,736,933      $358,649,326   $371,729,822
==================================================================================================================================
Balance of undistributed net investment income at the end of period  $    283,135   $    101,158      $    153,287   $     63,475
==================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust II (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship New Jersey Municipal Bond Fund ("New Jersey"), Nuveen Flagship New York Municipal Bond Fund ("New York") and the Nuveen New York Insured Municipal Bond Fund ("New York Insured") (collectively "the Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship New Jersey Intermediate Municipal Bond Fund ("New Jersey Intermediate") reorganized into New Jersey as approved by the shareholders of New Jersey Intermediate on August 13, 1998.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At August 31, 1999, New York had an outstanding when-issued purchase commitment of $1,722,794. There were no such outstanding purchase commitments in either of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholders accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gains and market discount distributions are subject to federal taxation.

Insurance

New York Insured invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specified classes of investors.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended August 31, 1999.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an agreement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. Fund Shares
Transactions in Fund shares were as follows:
                                                                          New Jersey
                                                 ----------------------------------------------------------------
                                                   Six Months Ended 8/31/99              Year Ended 2/28/99
                                                 -----------------------------      -----------------------------
                                                  Shares             Amount          Shares             Amount
-----------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of
New Jersey Intermediate:
 Class A                                               --          $        --       853,955         $  9,095,179
 Class C                                               --                   --       112,286            1,193,933
 Class R                                               --                   --        18,846              200,891
Shares sold:
 Class A                                          421,929            4,387,934     1,377,846           14,619,825
 Class B                                          394,331            4,114,451       839,961            8,903,892
 Class C                                          230,278            2,399,552       416,475            4,399,120
 Class R                                          168,397            1,740,767       419,192            4,422,998
Shares issued to shareholders due to
reinvestment of distributions:
 Class A                                           67,521              706,612       113,228            1,200,274
 Class B                                           11,405              119,118        11,053              117,220
 Class C                                           10,934              114,089        18,796              198,846
 Class R                                           77,141              807,326       156,770            1,662,174
-----------------------------------------------------------------------------------------------------------------
                                                1,381,936           14,389,849     4,338,408           46,014,352
-----------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                         (291,353)          (3,045,805)     (678,226)          (7,190,108)
 Class B                                          (67,402)            (691,240)      (59,129)            (626,831)
 Class C                                         (151,928)          (1,576,130)     (115,892)          (1,227,825)
 Class R                                         (238,046)          (2,476,888)     (473,934)          (5,023,003)
-----------------------------------------------------------------------------------------------------------------
                                                 (748,729)          (7,790,063)   (1,327,181)         (14,067,767)
-----------------------------------------------------------------------------------------------------------------
Net increase                                      633,207          $ 6,599,786     3,011,227         $ 31,946,585
=================================================================================================================


                                            New York                                              New York Insured
                      ----------------------------------------------------      ---------------------------------------------------
                       Six Months Ended 8/31/99       Year Ended 2/28/99        Six Months Ended 8/31/99       Year Ended 2/28/99
                      -------------------------    -----------------------     --------------------------  ------------------------
                          Shares         Amount       Shares        Amount        Shares        Amount        Shares         Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A               1,154,387   $ 12,414,344    1,144,690   $ 12,559,731    1,012,573   $ 10,664,798    1,093,274   $ 11,747,659
 Class B                 469,964      5,075,579      754,802      8,315,942      582,934      6,124,095      743,984      8,011,299
 Class C                 180,429      1,954,931      353,162      3,894,020       56,768        601,475      205,983      2,218,265
 Class R                 275,119      2,978,286      666,093      7,339,196      313,194      3,273,812      787,360      8,449,557

Shares issued to
shareholders due to
reinvestment of
distributions:
 Class A                  76,715        834,541      161,024      1,770,662       78,199        825,618      148,515      1,598,123
 Class B                  12,791        139,183       14,049        154,837       16,708        176,554       20,611        222,064
 Class C                   6,157         67,135       12,193        134,459        5,785         61,087        8,421         90,556
 Class R                 250,926      2,737,345      526,668      5,810,228      482,395      5,099,476    1,065,213     11,464,997
------------------------------------------------------------------------------------------------------------------------------------
                       2,426,488     26,201,344    3,632,681     39,979,075    2,548,556     26,826,915    4,073,361     43,802,520
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                (572,971)    (6,190,215)  (1,117,036)   (12,242,649)    (506,961)    (5,338,579)    (513,163)    (5,519,037)
 Class B                 (56,948)      (619,240)     (63,760)      (700,876)    (124,451)    (1,305,251)     (75,529)      (812,400)
 Class C                (119,513)    (1,291,365)    (130,900)    (1,437,273)     (27,328)      (287,788)     (46,912)      (504,054)
 Class R                (656,186)    (7,112,370)  (1,539,770)   (16,966,297)  (1,552,516)   (16,318,019)  (2,903,948)   (31,167,983)
------------------------------------------------------------------------------------------------------------------------------------
                      (1,405,618)   (15,213,190)  (2,851,466)   (31,347,095)  (2,211,256)   (23,249,637)  (3,539,552)   (38,003,474)
------------------------------------------------------------------------------------------------------------------------------------
Net increase           1,020,870   $ 10,988,154      781,215   $  8,631,980      337,300   $  3,577,278      533,809   $  5,799,046
====================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid October 1, 1999, to shareholders of record on September 9, 1999, as follows:

                                                                 New York
                                    New Jersey     New York       Insured
-------------------------------------------------------------------------
Dividend per share:
 Class A                                $.0400       $.0500        $.0425
 Class B                                 .0335        .0435         .0360
 Class C                                 .0355        .0450         .0375
 Class R                                 .0420        .0520         .0440
=========================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended August 31, 1999, were as follows:

                                                                        New York
                                     New Jersey         New York         Insured
--------------------------------------------------------------------------------
Purchases:
 Long-term municipal securities      $17,780,287      $20,324,521    $13,462,129
 Short-term municipal securities       2,700,000        9,105,000     11,800,000
Sales:
 Long-term municipal securities        9,820,000        7,751,200      9,712,876
 Short-term municipal securities       2,700,000        9,405,000     12,600,000
--------------------------------------------------------------------------------

At August 31, 1999, the identified cost of investments owned for federal income tax purposes was $120,767,417 for New Jersey, $248,924,041 for New York and $340,634,983 for New York Insured.

At February 28, 1999, the Funds' last fiscal year end, New Jersey had unused capital loss carryforwards of $1,035,576 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $256,350 of the carryforwards will expire in the year 2002, $424,626 will expire in the year 2003, $116,050 will expire in the year 2004 and $238,550 will expire in the year 2006.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at August 31, 1999, were as follows:


                                                                       New York
                                    New Jersey         New York         Insured
--------------------------------------------------------------------------------
Gross unrealized:
 appreciation                      $ 3,047,593      $12,570,812     $16,400,976
 depreciation                       (3,191,094)      (2,993,562)     (3,522,802)
--------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation)                    $  (143,501)     $ 9,577,250     $12,878,174
--------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets                                         Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net assets of New York and .975 of 1% of the average daily net assets of New York Insured, excluding any 12b-1 fees applicable to Class A, B and C Shares. The adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

During the six months ended August 31, 1999, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:


                                                                       New York
                                    New Jersey         New York         Insured
--------------------------------------------------------------------------------
Sales charges collected               $ 60,236         $ 61,862        $ 68,877
Paid to authorized dealers              52,045           53,228          58,872

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended August 31, 1999, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                                        New York
                                      New Jersey        New York         Insured
--------------------------------------------------------------------------------
Commission advances                    $ 189,291       $ 205,298       $ 283,128
================================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended August 31, 1999, the Distributor retained such 12b-1 fees as follows:

                                                                        New York
                                     New Jersey        New York          Insured
--------------------------------------------------------------------------------
12b-1 fees retained                    $ 73,749        $ 74,344         $ 70,700
================================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained CDSC on share redemptions during the six months ended August 31, 1999, as follows:
                                                                        New York
                                     New Jersey        New York          Insured
--------------------------------------------------------------------------------
CDSC retained                          $ 20,582        $ 27,612         $ 27,298
================================================================================

7. Composition of Net Assets

At August 31, 1999, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                   New York
                                              New Jersey         New York           Insured
-------------------------------------------------------------------------------------------
Capital paid-in                             $123,214,993     $248,106,802      $345,675,694
Balance of undistributed (over-
 distributed) net investment income              (25,339)         283,135           153,287
Accumulated net realized gain (loss)
 from investment transactions                 (1,030,748)         517,985           (57,829)
Net unrealized appreciation
 (depreciation) of investments                  (138,462)       9,577,250        12,878,174
-------------------------------------------------------------------------------------------
Net assets                                  $122,020,444     $258,485,172      $358,649,326
===========================================================================================

               Financial Highlights (Unaudited)



               Selected data for a share outstanding throughout each period:

Class (Inception Date)

                                          Investment Operations                   Less Distributions
                                 -------------------------------------      ------------------------------
                                                      Net
NEW JERSEY                                      Realized/
                                               Unrealized
                     Beginning          Net       Invest-                      Net                               Ending
                           Net      Invest-          ment                   Invest-                                 Net
Year Ended               Asset         ment          Gain                      ment   Capital                     Asset       Total
February 28/29,          Value   Income (a)        (Loss)        Total       Income     Gains        Total        Value  Return (b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
  2000 (f)              $10.60         $.25        $(.48)       $(.23)       $(.25)     $  --       $(.25)       $10.12      (2.21)%
  1999                   10.61          .53         (.01)         .52         (.53)        --        (.53)        10.60       5.00
  1998                   10.26          .55          .36          .91         (.56)        --        (.56)        10.61       9.06
  1997 (c)               10.22          .05          .04          .09         (.05)        --        (.05)        10.26        .85
  1997 (d)               10.40          .48         (.15)         .33         (.51)        --        (.51)        10.22       3.31
  1996 (d)                9.73          .51          .69         1.20         (.53)        --        (.53)        10.40      12.63
  1995 (e)               10.03          .21         (.21)          --         (.21)      (.09)       (.30)         9.73        .02
Class B (2/97)
  2000 (f)               10.60          .21         (.49)        (.28)        (.21)        --        (.21)        10.11      (2.67)
  1999                   10.61          .45         (.01)         .44         (.45)        --        (.45)        10.60       4.23
  1998                   10.26          .48          .35          .83         (.48)        --        (.48)        10.61       8.25
  1997 (c)               10.22          .05          .03          .08         (.04)        --        (.04)        10.26        .78
Class C (9/94)**
  2000 (f)               10.58          .22         (.49)        (.27)        (.22)        --        (.22)        10.09      (2.56)
  1999                   10.59          .47         (.01)         .46         (.47)        --        (.47)        10.58       4.48
  1998                   10.25          .50          .34          .84         (.50)        --        (.50)        10.59       8.40
  1997 (c)               10.20          .04          .05          .09         (.04)        --        (.04)        10.25        .90
  1997 (d)               10.38          .41         (.16)         .25         (.43)        --        (.43)        10.20       2.53
  1996 (d)                9.71          .44          .68         1.12         (.45)        --        (.45)        10.38      11.80
  1995 (e)                9.77          .16         (.05)         .11         (.17)        --        (.17)         9.71       1.16
Class R (12/91)**
  2000 (f)               10.60          .26         (.48)        (.22)        (.26)        --        (.26)        10.12      (2.10)
  1999                   10.62          .55         (.02)         .53         (.55)        --        (.55)        10.60       5.13
  1998                   10.27          .58          .35          .93         (.58)        --        (.58)        10.62       9.29
  1997 (c)               10.23          .05          .04          .09         (.05)        --        (.05)        10.27        .86
  1997 (d)               10.41          .49         (.14)         .35         (.53)        --        (.53)        10.23       3.55
  1996 (d)                9.74          .55          .68         1.23         (.56)        --        (.56)        10.41      12.88
  1995 (d)               10.71          .52         (.88)        (.36)        (.52)      (.09)       (.61)         9.74      (3.27)

                                                         Ratios/Supplemental Data
                        ----------------------------------------------------------------------------------------
                                                              Ratio                           Ratio
                                                             of Net                          of Net
                                           Ratio of      Investment        Ratio of      Investment
                                           Expenses       Income to        Expenses       Income to
                                         to Average         Average      to Average         Average
                          Ending         Net Assets      Net Assets      Net Assets      Net Assets
                             Net     Before Credit/  Before Credit/   After Credit/   After Credit/    Portfolio
                          Assets         Reimburse-      Reimburse-      Reimburse-      Reimburse-     Turnover
                           (000)               ment            ment         ment(a)         ment(a)         Rate
----------------------------------------------------------------------------------------------------------------
Class A (9/94)**
  2000 (f)              $ 53,018             1.01%*            4.55%*          .84%*          4.72%*           8%
  1999                    53,442             1.02              4.62            .66            4.98            10
  1998                    35,782             1.01              4.92            .60            5.33            16
  1997 (c)                27,879             1.01*             5.43*           .55*           5.89*           --
  1997 (d)                17,072             1.13              4.85           1.00            4.98            10
  1996 (d)                10,661             1.25              4.85           1.00            5.10            39
  1995 (e)                 2,741             1.31*             5.03*          1.00*           5.34*           32
Class B (2/97)
  2000 (f)                14,272             1.78*             3.78*          1.59*           3.97*            8
  1999                    11,368             1.76              3.88           1.39            4.25            10
  1998                     2,981             1.77              4.16           1.36            4.57            16
  1997 (c)                    74             1.77*             5.71*          1.27*           6.21*           --
Class C (9/94)**
  2000 (f)                10,721             1.57*             3.99*          1.39*           4.17*            8
  1999                    10,290             1.57              4.07           1.21            4.43            10
  1998                     5,733             1.56              4.37           1.16            4.77            16
  1997 (c)                 2,712             1.56*             4.89*          1.10*           5.35*           --
  1997 (d)                 2,611             1.88              4.09           1.75            4.22            10
  1996 (d)                 1,065             1.96              4.16           1.75            4.37            39
  1995 (e)                   464             2.00*             4.37*          1.75*           4.62*           32
Class R (12/91)**
  2000 (f)                44,009              .81*             4.75*           .64*           4.92*            8
  1999                    46,033              .82              4.82            .47            5.17            10
  1998                    44,817              .81              5.12            .40            5.53            16
  1997 (c)                42,651              .81*             5.63*           .35*           6.09*           --
  1997 (d)                42,905              .89              5.10            .75            5.24            10
  1996 (d)                43,304              .98              5.20            .75            5.43            39
  1995 (d)                39,582              .89              5.18            .75            5.32            32
 ===============================================================================================================

*   Annualized.
** Information included prior to the one month ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New Jersey Tax-Free Value.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) For the one month ended February 28.
(d) For the fiscal year ended January 31.
(e) From commencement of class operations as noted through January 31.
(f) For the six months ended August 31, 1999.

Selected data for a share outstanding throughout each period:

  Class (Inception Date)

                                               Investment Operations                    Less Distributions
                                      ----------------------------------------     ----------------------------

NEW YORK                                                        Net
                                                          Realized/
                       Beginning              Net        Unrealized                   Net                         Ending
                             Net          Invest-           Invest-               Invest-                            Net
Year Ended                 Asset             ment              ment                  ment     Capital              Asset
February 28/29,            Value       Income (a)       Gain (Loss)      Total     Income       Gains     Total    Value
----------------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
  2000 (d)                $11.03             $.28            $ (.48)    $ (.20)    $(.27)       $  --    $(.27)   $10.56
  1999                     10.97              .55               .06        .61      (.55)          --     (.55)    11.03
  1998                     10.53              .57               .44       1.01      (.57)          --     (.57)    10.97
  1997                     10.61              .59              (.07)       .52      (.56)        (.04)    (.60)    10.53
  1996                     10.12              .56               .48       1.04      (.55)          --     (.55)    10.61
  1995 (c)                 10.23              .28              (.07)       .21      (.27)        (.05)    (.32)    10.12
Class B (2/97)
  2000 (d)                 11.04              .24              (.48)      (.24)     (.23)          --     (.23)    10.57
  1999                     10.98              .47               .06        .53      (.47)          --     (.47)    11.04
  1998                     10.53              .49               .45        .94      (.49)          --     (.49)    10.98
  1997 (c)                 10.48              .05               .04        .09      (.04)          --     (.04)    10.53

Class C (9/94)**
  2000 (d)                 11.06              .25              (.48)      (.23)     (.24)          --     (.24)    10.59
  1999                     11.01              .49               .05        .54      (.49)          --     (.49)    11.06
  1998                     10.56              .51               .45        .96      (.51)          --     (.51)    11.01
  1997                     10.64              .55              (.11)       .44      (.48)        (.04)    (.52)    10.56
  1996                     10.11              .48               .53       1.01      (.48)          --     (.48)    10.64
  1995 (c)                 10.11              .23               .04        .27      (.22)        (.05)    (.27)    10.11

Class R (12/86)**
  2000 (d)                 11.06              .29              (.48)      (.19)     (.28)          --     (.28)    10.59
  1999                     11.00              .58               .05        .63      (.57)          --     (.57)    11.06
  1998                     10.55              .59               .45       1.04      (.59)          --     (.59)    11.00
  1997                     10.64              .59              (.05)       .54      (.59)        (.04)    (.63)    10.55
  1996                     10.15              .58               .49       1.07      (.58)          --     (.58)    10.64
  1995                     10.72              .58              (.53)       .05      (.57)        (.05)    (.62)    10.15
============================================================================================================================


                                                                     Ratios/Supplemental Data
                                    -------------------------------------------------------------------------------------------
                                                                         Ratio                              Ratio
                                                                        of Net                             of Net
                                                      Ratio of      Investment          Ratio of       Investment
                                                      Expenses       Income to          Expenses        Income to
                                                    to Average         Average        to Average          Average
                                                    Net Assets      Net Assets        Net Assets       Net Assets
                                                Before Credit/  Before Credit/     After Credit/    After Credit/    Portfolio
Year Ended        Total             Ending Net      Reimburse-      Reimburse-        Reimburse-       Reimburse-     Turnover
February 28/29,   Return (b)        Assets(000)           ment            ment          ment (a)         ment (a)         Rate
---------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)**
  2000 (d)            (1.84)%          $ 84,064            .90%*         4.98%*             .79%*           5.09%*           3%
  1999                 5.69              80,549            .94           4.88               .79             5.03            28
  1998                 9.84              78,038            .90           5.14               .77             5.27            30
  1997                 5.07              71,676            .95           5.39               .89             5.45            37
  1996                10.52              15,732           1.02           5.28               .99             5.31            47
  1995 (c)             2.21               3,189           1.56*          5.31*             1.00*            5.87*           29

Class B (2/97)
  2000 (d)            (2.21)             16,107           1.66*          4.22*             1.53*            4.35*            3
  1999                 4.88              12,121           1.68           4.16              1.57             4.27            28
  1998                 9.10               4,311           1.67           4.32              1.50             4.49            30
  1997 (c)              .87                 124           1.65*          5.86*             1.44*            6.07*           37

Class C (9/94)**
  2000 (d)            (2.10)              9,193           1.45*          4.43*             1.34*            4.54*            3
  1999                 5.00               8,858           1.49           4.33              1.35             4.47            28
  1998                 9.31               6,233           1.46           4.57              1.32             4.71            30
  1997                 4.31               3,965           1.64           4.73              1.57             4.80            37
  1996                10.13                 646           1.99           4.29              1.73             4.55            47
  1995 (c)             2.80                  86           7.97*         (1.06)*            1.75*            5.16*           29

Class R (12/86)**
  2000 (d)            (1.72)            149,122            .69*          5.19*              .59*            5.29*            3
  1999                 5.88             157,209            .74           5.08               .59             5.23            28
  1998                10.11             160,142            .70           5.34               .57             5.47            30
  1997                 5.26             152,598            .71           5.55               .69             5.57            37
  1996                10.80             154,776            .76           5.55               .74             5.57            47
  1995                  .75             149,454            .74           5.79               .74             5.79            29
=================================================================================================================================

*    Annualized.
** Information included prior to the fiscal year ended February 28, 1997, reflects the financial highlights of the predecessor fund, Nuveen New York Tax-Free Value.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.
(d)  For the six months ended August 31, 1999.

              Selected data for a share outstanding throughout each period:


                                               Investment Operations                   Less Distributions
                                      ---------------------------------------     -----------------------------
NEW YORK INSURED                                               Net
                                                          Realized/
                       Beginning              Net        Unrealized                   Net                          Ending
                             Net          Invest-           Invest-               Invest-                             Net
Year Ended                 Asset             ment              ment                  ment     Capital               Asset
February 28/29,            Value       Income (a)       Gain (Loss)      Total     Income       Gains     Total     Value
--------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)                $10.73             $.26             $(.48)     $(.22)     $(.26)   $     --     $(.26)   $10.25
  1999                     10.76              .51               .01        .52       (.52)       (.03)     (.55)    10.73
  1998                     10.50              .53               .26        .79       (.53)         --      (.53)    10.76
  1997                     10.61              .55              (.14)       .41       (.52)         --      (.52)    10.50
  1996                     10.15              .52               .49       1.01       (.52)       (.03)**   (.55)    10.61
  1995 (c)                 10.16              .25               .04        .29       (.26)       (.04)     (.30)    10.15
Class B (2/97)
  2000 (d)                 10.74              .22              (.49)      (.27)      (.21)         --      (.21)    10.26
  1999                     10.76              .44                --        .44       (.43)       (.03)     (.46)    10.74
  1998                     10.50              .45               .26        .71       (.45)         --      (.45)    10.76
  1997 (c)                 10.53              .03              (.02)       .01       (.04)         --      (.04)    10.50
Class C (9/94)
  2000 (d)                 10.73              .23              (.48)      (.25)      (.23)         --      (.23)    10.25
  1999                     10.74              .46               .02        .48       (.46)       (.03)     (.49)    10.73
  1998                     10.48              .47               .26        .73       (.47)         --      (.47)    10.74
  1997                     10.61              .47              (.16)       .31       (.44)         --      (.44)    10.48
  1996                     10.12              .44               .53        .97       (.45)       (.03)**   (.48)    10.61
  1995 (c)                 10.03              .21               .13        .34       (.21)       (.04)     (.25)    10.12
Class R (12/86)
  2000 (d)                 10.74              .27              (.49)      (.22)      (.26)         --      (.26)    10.26
  1999                     10.76              .53               .02        .55       (.54)       (.03)     (.57)    10.74
  1998                     10.49              .55               .27        .82       (.55)         --      (.55)    10.76
  1997                     10.61              .55              (.13)       .42       (.54)         --      (.54)    10.49
  1996                     10.15              .55               .49       1.04       (.55)       (.03)**   (.58)    10.61
  1995                     10.63              .56              (.44)       .12       (.56)       (.04)     (.60)    10.15


                                                                      Ratios/Supplemental Data
                                    ---------------------------------------------------------------------------------------------
                                                                           Ratio                              Ratio
                                                                          of Net                             of Net
                                                        Ratio of      Investment          Ratio of       Investment
                                                        Expenses       Income to          Expenses        Income to
                                                      to Average         Average        to Average          Average
                                                      Net Assets      Net Assets        Net Assets       Net Assets
                                                  Before Credit/  Before Credit/     After Credit/    After Credit/    Portfolio
Year Ended                Total      Ending Net       Reimburse-      Reimburse-        Reimburse-       Reimburse-     Turnover
February 28/29,      Return (b)     Assets(000)             ment            ment          ment (a)         ment (a)         Rate
---------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  2000 (d)                (2.13)%      $ 56,095              .89%*          4.83%*             .89%*       4.83%*              3%
  1999                     4.91          52,448              .92            4.78               .92         4.78               16
  1998                     7.76          44,721              .88            4.98               .88         4.98               17
  1997                     4.02          35,957              .92            5.04               .92         5.04               29
  1996                    10.19          24,747              .93            4.97               .93         4.97               17
  1995 (c)                 3.01           7,258             1.13*           5.33*             1.05*        5.41*              11
Class B (2/97)
  2000 (d)                (2.50)         17,656             1.64*           4.08*             1.63*        4.09*               3
  1999                     4.19          13,374             1.67            4.04              1.67         4.04               16
  1998                     6.96           5,982             1.65            4.24              1.65         4.24               17
  1997 (c)                  .07           1,279             1.64*           5.17*             1.64*        5.17*              29
Class C (9/94)
  2000 (d)                (2.41)          4,282             1.44*           4.28*             1.44*        4.28*               3
  1999                     4.53           4,103             1.47            4.25              1.47         4.25               16
  1998                     7.16           2,310             1.43            4.43              1.43         4.43               17
  1997                     3.06           2,015             1.67            4.28              1.67         4.28               29
  1996                     9.71           1,369             1.69            4.21              1.69         4.21               17
  1995 (c)                 3.53             285             2.32*           4.13*             1.80*        4.65*              11
Class R (12/86)
  2000 (d)               (2.04)         280,617              .69*           5.03*              .69*        5.03*               3
  1999                    5.18          301,805              .72            4.98               .72         4.98               16
  1998                    8.04          313,647              .68            5.18               .68         5.18               17
  1997                    4.15          319,208              .68            5.28               .68         5.28               29
  1996                   10.51          343,348              .67            5.26               .67         5.26               17
  1995                    1.37          345,121              .65            5.57               .65         5.57               11

----------------------------------------------------------------------------------------------------------------------------------

*   Annualized.
** The amounts shown include distributions in excess of capital gains of $.0024 per share.
(a) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 6).
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c) From commencement of class operations as noted.
(d) For the six months ended August 31, 1999.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse
Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services
Chase Global Fund Services Company
P.O. Box 5186
New York, NY 10274
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

     Serving

Investors for Generations

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

     The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

     Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

     Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

[Photo of John Nuveen Sr. appears here]

John Nuveen, Sr.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com